     As Filed with the Securities and Exchange Commission on April 27, 2006


                                               File Nos. 333-60789 and 811-08941

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. ___ [ ]

                       Post-Effective Amendment No. 17 [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 [X]


                              Amendment No. 20 [X]


                             THE VANTAGEPOINT FUNDS
               (Exact Name of Registrant as Specified in Charter)

         777 North Capitol Street, NE Ste 600, Washington, DC 20002-4240
               (Address of Principal Executive Offices) (Zip Code)

                                 (202) 962-4621
              (Registrant's Telephone Number, Including Area Code)

                          Paul F. Gallagher, Secretary
                    777 North Capitol Street, N.E., Ste. 600
                              Washington, DC 20002
               (Name and Address of Agent for Service of Process)

                                 With Copies to:
                            Kathryn B. McGrath, Esq.
                          Mayer, Brown, Rowe & Maw LLP
                               1909 K Street N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b) of rule 485



[X]  on May 1, 2006 pursuant to paragraph (b) of rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 17 to the Registration Statement of The Vantagepoint Funds (the "Fund")for the purpose of updating financial information and making other non-material changes.

                             THE VANTAGEPOINT FUNDS
                                   PROSPECTUS


                                  MAY 1, 2006


                             ACTIVELY MANAGED FUNDS
                               Money Market Fund
                              Short-Term Bond Fund
                         US Government Securities Fund
                             Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                  Growth Fund
                         Aggressive Opportunities Fund
                               International Fund

                                  INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                            Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                             MODEL PORTFOLIO FUNDS
                     Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                    Model Portfolio Traditional Growth Fund
                     Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                MILESTONE FUNDS
                        Milestone Retirement Income Fund
                              Milestone 2010 Fund
                              Milestone 2015 Fund
                              Milestone 2020 Fund
                              Milestone 2025 Fund
                              Milestone 2030 Fund
                              Milestone 2035 Fund
                              Milestone 2040 Fund

The Vantagepoint Funds is a no-load open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering twenty-seven distinct, diversified investment portfolios listed above (each a "Fund" and collectively the "Funds"), with each Fund having different investment objectives and strategies.

This prospectus gives you information about The Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, INVESTMENT
  POLICIES, PRINCIPAL INVESTMENT
  STRATEGIES, AND RELATED RISKS, AND
  PERFORMANCE                                1
  Investment Objectives and Policies         1
  The Actively Managed Funds                 2
  The Index Funds                           21
  The Model Portfolio Funds                 31
  The Milestone Funds                       42

FEE TABLES                                  60

RISKS OF INVESTING IN THE FUNDS             63
  Certain Investment Limitations of
    the Funds                               65

MANAGEMENT OF THE FUNDS                     65

SHAREHOLDER INFORMATION                     68
  Share Accounting for All Funds            68
  Valuation of the Funds                    68
  Reinvestment of Earnings                  69
  Pricing and Timing of Transactions        69
  Reporting to Investors                    70

PURCHASES, EXCHANGES AND REDEMPTIONS        70
  Purchases                                 70
  Purchases--Vantagepoint Elite             71
  Purchases by Employee Benefit Plans       71
  Exchanges and Allocations Among
    Funds                                   72
  Exchanges--Index Funds                    72
  Exchanges--Vantagepoint Elite             72
  Exchanges by Telephone                    72
  Internet Access                           73
  Conversions--Index Funds                  73
  Purchases by IRA Investors                73
  Redemptions                               73
  Redemptions--Vantagepoint Elite           74
  Frequent Purchases and Redemptions
    of Fund Shares                          74
  Distribution Arrangements                 76

TAXATION                                    77

FINANCIAL HIGHLIGHTS                        78

INVESTMENT OBJECTIVES, INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS, AND PERFORMANCE
--------------------------------------------------------------------------------

The investment objectives, principal investment strategies (including the types of securities that may be held in each Fund), related risks of investing in the Funds and the performance of each Fund is set forth below.

The Funds' investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), manages the investment process by evaluating, recommending, and monitoring the subadvisers of the Funds. VIA also selects the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest.

For certain Funds, VIA employs a multi-management strategy to manage a Fund's assets by using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where potentially advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.


To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA seeks to identify individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio. VIA oversees the subadvisers of the Funds and recommends to the Funds' Board of Directors their hiring, termination or replacement. Pursuant to an order issued by the U.S. Securities and Exchange Commission ("SEC"), VIA may, with the approval of the Board of Directors, hire or replace subadvisers, who are unaffiliated with the Funds or VIA, and materially amend the subadvisory agreements with such subadvisers without shareholder approval. Shareholders will be notified of such changes, but such notification generally occurs after the changes take place.


INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

Common Risks--To varying degrees, each of the Funds entails the risk that an investor may lose money. Each of the Funds, except the Money Market, US Government Securities, Core Bond Index and Short-Term Bond Funds, invests a significant percentage of its assets in common stocks (or an underlying Fund that invests in common stocks) and is subject to all of the general risks of investing in the stock market. Stock market performance tends to run in cycles with periods of rising prices and periods of falling prices.


The Money Market, Short-Term Bond, US Government Securities, Core Bond Index, Asset Allocation and each of the Milestone Funds and the Model Portfolio Funds invest at least partially in fixed income securities (or in underlying Funds that invest in fixed income securities) and are subject to interest rate and credit risks.


Each Fund's net asset value ("NAV"), yield, and total return may be adversely affected by market conditions.

Please see "Risks of Investing in the Funds" for more information about these risks.


Performance--The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through The VantageTrust Company (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Except for the Money Market, Short-Term Bond and Milestone Funds, substantially all of the portfolio securities of each of The Vantagepoint Funds were transferred from the corresponding fund of the Trust. Performance figures set forth in this prospectus for any period prior to these transfers represent performance of the unregistered commingled trust funds.


PORTFOLIO HOLDINGS--A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information (SAI).

THE ACTIVELY MANAGED FUNDS
--------------------------------------------------------------------------------

Money Market Fund

INVESTMENT OBJECTIVE--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

PRINCIPAL INVESTMENT STRATEGIES--To invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund, which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in high-quality, short-term money market instruments and is advised by AIM Advisors, Inc. The underlying portfolio of the Short-Term Investments Trust Liquid Assets Portfolio consists of certificates of deposit of major U.S. banks, prime commercial paper, high-quality short-term corporate obligations, and short-term U.S. Government and agency securities. The Fund's portfolio has an average maturity of less than 90 days.

PRINCIPAL INVESTMENT RISKS--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund.


Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Money Market Fund from year to year. The performance table also shows the returns for each period of the 30-day Treasury Bill which do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2000                                                                             6.05
2001                                                                             3.70
2002                                                                             1.32
2003                                                                             0.60
2004                                                                             0.82
2005                                                                             2.70


 Best Quarter        WORST QUARTER
    1.55%                0.12%
                       (1ST QTR
(3RD QTR 2000)           2004)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                  1        5        SINCE
                                 YEAR     YEAR    INCEPTION*
                                ------   ------   ----------
Money Market Fund               2.70%    1.82%      2.78%
30-Day Treasury Bill (Reflects
 no deduction for fees,
 expenses, or taxes)            2.98%    2.13%      2.99%
MFR Prime Retail Average
 (Reflects no deductions for
 taxes)                         2.42%    1.63%      2.55%


 *March 1, 1999.


The Fund's 7-day yield on 12/31/05 was 3.68%. Please call 1-800-669-7400 for the Fund's current yield.


Short-Term Bond Fund

INVESTMENT OBJECTIVE--To seek total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal market conditions, at least 80% of its total assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and its maximum average portfolio maturity (on a dollar-weighted basis) is three years.

The Fund seeks total return through individual security selection and analysis, sector rotation and yield curve positioning. The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank);

(2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.

The Fund generally invests in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB- and comparable grades of Moody's or Fitch), or are securities VIA determines are of comparable quality. However, the Fund may invest up to 10% of its total assets in debt securities rated below investment grade and 15% of its total assets in foreign securities, including up to 5% of its total assets in emerging markets debt and up to 10% of its assets in securities denominated in foreign currencies. Normally, the average credit quality of the Fund overall will remain investment grade.

The Fund invests in debt securities that its subadvisers believe offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity.

The Fund may invest its assets in derivative instruments, such as futures, options and options on futures, if used for relative value, hedging or risk control, but not for speculation and may use swap agreements to manage interest rate, currency and credit exposure. Investments in derivative instruments will be limited to 10% of the market value of the Fund's assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities including credit and interest rate risk. Credit risk is the possibility that the issuer of a debt security will default. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.

As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase. Generally, the longer the Fund's average portfolio maturity, the greater will be the price fluctuation. By investing in the Fund, therefore, you could lose money.

Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Although capital appreciation is not a primary objective of the Fund, there may be periods of time when the Fund's total return will be partly attributable to capital appreciation.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Although the Fund expects to be hedged against currency risk, there may be periods when the Fund has some currency risk exposure. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.


Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Payden & Rygel, 333 So. Grand Avenue, Los Angeles, California 90071 serves as a bond manager focusing on short duration fixed income securities. Brian Matthews and James Sarni have served as portfolio managers of the Fund since 1999. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined

Payden & Rygel in 1986. He is a senior member of the firm's Investment Policy Committee. Mr. Sarni, Managing Principal, joined Payden & Rygel in 1990 and began his investment career in 1984. He is also a member of the firm's Investment Policy Committee. Both Mr. Matthews and Mr. Sarni have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.


STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California 93013, serves as a bond manager to the Fund focusing on short-duration fixed income securities. STW's five-member investment team, composed of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., Benson Chau and John Barclay Rodgers, applies a team approach to portfolio management. Mr. Williams, Principal, Chief Executive Officer and Chief Investment Officer ("CIO"), has been STW's CIO for 28 years. Mr. Jewett, Principal and Portfolio Manager, joined STW in 1988 and has 29 years of investment experience. Mr. Rezek, CFA, Principal and Portfolio Manager, joined STW in 2002 after seven years as Vice President and Portfolio Manager at Loomis Sayles. Mr. Chau, CFA, Vice President and Portfolio Manager joined STW in 2005 after ten years at OPUS Investment Management where he was a Vice President and Portfolio Manager. John Barclay Rodgers, CFA, Vice President and Quantitative Investment Analyst, joined STW in 2002 after seven years as Vice President, Quantitative Research Department at Zurich Scudder Investments. Each has served as a portfolio manager of the Fund since November 2004 except Mr. Chau, who has served as a portfolio manager since 2005.



The portfolio management team has full discretion over the portion of the Fund subadvised by STW and the decision to execute any trade is made by consensus of the team, whenever possible. Every trade requires the written approval of two portfolio managers.



The most senior portfolio manager on the trading desk may exercise veto power over any action that he believes violates the company's stated investment style, current investment policy or the investment guidelines of the Fund.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--Before November 8, 2004, the Short-Term Bond Fund was called the Income Preservation Fund and sought to offer a high level of current income and to preserve principal and maintain a stable net asset value per share, by investing primarily in high-quality short-and intermediate-term fixed income securities and by purchasing insurance contracts to offset daily market fluctuations in the Fund's portfolio holdings. This is no longer the case. The Short-Term Bond Fund now seeks total return that is consistent with preservation of capital by investing in debt securities of varying maturities and by maintaining a maximum average portfolio maturity (on a dollar weighted basis) of three years. While the Fund's goal is to achieve long-term investment results similar to those achieved prior to November 8, 2004, there is no assurance that the Fund will be able to do so. As a short-term bond fund, the Fund's investment returns are expected to be more volatile and will vary depending on market conditions, particularly over the short-term. The Fund's net asset value will fluctuate. Investors should take into account the likely impact of these changes to the Fund's investment objective and principal investment strategies before deciding to buy, hold or sell shares of the Fund. In addition, during the two months ended November 5, 2004, the Fund's portfolio was liquidated and replaced with fixed-income securities having less than 60 days to maturity in preparation for the Fund's conversion to the Vantagepoint Short-Term Bond Fund. As a result of these transactions, the Fund realized higher than normal returns during this two month period that are unlikely to be replicated.



The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund including periods prior to its conversion to a short-term bond fund, and show changes in the Fund's performance from year to year. Past performance (before and after taxes) prior to November 8, 2004, was achieved before the Fund changed its investment objective, principal investment strategies and name and when the Fund had different investment subadvisers, and it does not indicate how the Fund will perform in the future.



This performance table also shows the returns for each period of the Merrill Lynch 1-3 Government/Corporate Index ("Merrill 1-3") which tracks the performance of U.S. dollar-denominated investment-grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The index does not reflect the costs of portfolio management or trading.

[INCOME PRESERVATION FUND BAR CHART]

2001                                                                             5.18
2002                                                                             4.09
2003                                                                             3.51
2004                                                                             3.65
2005                                                                             1.27


 BEST QUARTER         WORST QUARTER
    1.40%                -0.36%
(1ST QTR 2001)       (1ST QTR 2005)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                     1        5        SINCE
                                    YEAR     YEAR    INCEPTION*
                                   ------   ------   ----------
Short-Term Bond Fund
 Return before taxes               1.27%    3.53%      3.57%
 Return after taxes on
   distributions                   0.16%    1.96%      1.99%
 Return after taxes on
   distributions and sale of fund
   shares                          0.82%    2.08%      2.10%
Merrill Lynch 1-3 Year
 Government/Corporate Index
 (Reflects no deductions for
 fees, expenses, or taxes)         1.75%    4.06%      4.24%
Morningstar Short-Term Bond Funds
 Average (Reflects no deductions
 for taxes)**                      1.43%    3.82%      4.02%


 * December 4, 2000.

**This is a group of funds with investment objectives similar to those of the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

US Government Securities Fund

INVESTMENT OBJECTIVE--To offer current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in securities issued by the U.S. Treasury, U.S. Government agency, and U.S. Government-sponsored enterprises, including mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Mortgage-backed securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

The Fund may also invest in fixed income futures. The combination of fixed income securities and futures is intended to maintain average maturity exposure comparable to that of a fully invested intermediate-term bond portfolio.

PRINCIPAL INVESTMENT RISKS--The Fund is exposed to credit and interest rate risks. Credit risk is the possibility that the issuer of a debt security will default. Because the Fund's portfolio securities are those issued by the U.S. Treasury and U.S. Government-sponsored entities, the risk of default is considered to be less than in a fixed income fund that invests in securities of private issuers such as corporate bonds. Securities with longer maturities are more sensitive to changes in interest rates. Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae debt securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow from the U.S. Treasury if needed to make payments under its guarantee. The guarantee does not apply to the value or yield of Ginnie Mae securities. Fannie Mae guarantees full and timely payment of all interest and principal on its debt securities and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal on its debt securities. Securities issued by Fannie Mae and Freddie Mac are supported by their right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, these securities involve a risk of non-payment of principal and interest. The Fund's investments in mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less income than originally was anticipated.

As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase. Generally, the longer the Fund's average portfolio maturity, the greater will be the price fluctuation.

The Fund is expected to experience the volatility characteristics of an intermediate-term (3-7 years) bond fund.


The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.



Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISER--Mellon Capital Management Corporation ("Mellon Capital"), 595 Market Street, San Francisco, California 94105, seeks to match or exceed the performance of the Lehman Brothers Intermediate Government Bond Index by investing primarily in U.S. Treasury, U.S. Government agency, and U.S. Government-sponsored enterprises' debt and mortgage-backed securities.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio management team for the Fund includes Dave Kwan, CFA, and Lowell Bennett, CFA, (the "Management Team") and they have served as portfolio managers of the Fund since 2003. The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each Management Team member follows:



David C. Kwan, CFA is Head of Fixed Income Management and Trading Group and a Managing Director of Mellon Capital. He has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. He was previously responsible for management of the firm's Enhanced

Asset Allocation Fund. He has been with Mellon Capital since 1990. He received his M.B.A. degree from University of California at Berkeley.


Lowell Bennett, CFA is a Director of Mellon Capital. He is responsible for the development and implementation of fixed income strategies and has been with Mellon Capital since 1997. He received his B.S.I.E and M.B.A. degrees from Stanford University.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Lehman Brothers Intermediate Government Bond Index, an unmanaged index that consists of intermediate U.S. Government securities. The index does not reflect the costs of portfolio management and trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the US Government Securities Fund from year to year.

[US GOVERNMENT SECURITIES FUND BAR CHART]

1996                                                                              1.69
1997                                                                              8.70
1998                                                                              9.70
1999                                                                             -2.67
2000                                                                             12.00
2001                                                                              7.42
2002                                                                              8.76
2003                                                                              1.66
2004                                                                              1.77
2005                                                                              1.05


 BEST QUARTER         WORST QUARTER
    6.25%                -2.40%
(3RD QTR 1998)       (1ST QTR 1996)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                        10 YEARS/
                                                 5        SINCE
                                     1 YEAR    YEARS    INCEPTION
                                     ------   -------   ----------
US Government Securities Fund
 (Return before taxes)                1.05%    4.08%      4.91%*
 Return before taxes (after 3/1/99)   1.05%    4.08%      4.59%
 Return after taxes on
   distributions                     -0.04%    2.69%      2.96%
 Return after taxes on
   distributions and sale of fund
   shares                             0.68%    2,69%      2.95%
Lehman Brothers Intermediate
 Government Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                               1.70%    4.82%      5.50%
Morningstar Intermediate Government
 Funds Average (Reflects no
 deductions for taxes)**              1.90%    4.62%      5.12%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


** This is a group of funds with investment objectives similar to those of the Fund.
   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Asset Allocation Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth at a lower level of risk than an all-equity portfolio.

PRINCIPAL INVESTMENT STRATEGIES--To tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund's investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations. The Fund's subadviser applies a tactical asset allocation strategy based on systematic assessment of quantifiable criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

The Fund's stock allocation is passively managed in a portfolio designed to approximate the investment characteristics and performance of the S&P 500 Index. The Treasury allocation is passively managed to seek to approximate the investment characteristics and performance of the Lehman Brothers Long-Term U.S. Treasury Bond Index. The cash allocation is invested in short-term debt instruments and is actively managed. Stock and Treasury exposure may be obtained or modified by using S&P 500 Index and U.S. Treasury note and bond futures contracts.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, as well as interest rate and credit risks.



The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.



Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital seeks to actively allocate the Fund's assets among stocks, long-term U.S. Treasury securities, and short-term debt instruments. Allocation changes are determined based on relative expected returns of the asset classes.



Helen Potter, CFA is a Managing Director of Mellon Capital and is primarily responsible for the day-to-day management of the Fund. She co-manages all global and domestic asset allocation products at Mellon Capital. She has managed investment portfolios since 1996 and has been a portfolio manager of this Fund since 2001. Prior to joining Mellon Capital, she held research and portfolio management positions at QuantiLogic Asset Management, gaining extensive experience in the global asset allocation field. She received her B.A. degree in Mathematics and Economics from Claremont McKenna College.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Fund's Custom Benchmark which is comprised of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day T-Bills. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Long-Term Treasury Bond Index consists of all Treasury obligations with maturities of 10 years or greater. The indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund from year to year.

[ASSET ALLOCATION FUND BAR CHART]

1996                                                                             15.74
----                                                                             -----
1997                                                                             25.32
1998                                                                             22.42
1999                                                                              8.22
2000                                                                             -0.71
2001                                                                             -5.42
2002                                                                            -15.80
2003                                                                             25.97
2004                                                                             10.62
2005                                                                              4.54


 Best Quarter          WORST QUARTER
    15.07%                -15.63%
(2ND QTR 2003)        (3RD QTR 2002)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                            10
                                                          YEARS/
                                                  5        SINCE
                                      1 YEAR    YEARS    INCEPTION
                                      ------   -------   ---------
Asset Allocation Fund
 (Return before taxes)                 4.54%    3.01%      8.27%*
 RETURN BEFORE TAXES (AFTER 3/1/99)    4.54%    3.01%      3.33%
 RETURN AFTER TAXES ON DISTRIBUTIONS   4.22%    2.02%      2.21%
 RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES             3.37%    2.16%      2.32%
CUSTOM BENCHMARK (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                5.27%    2.86%      8.54%
S&P 500 INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                4.91%    0.54%      9.08%
LEHMAN BROTHERS LONG-TERM TREASURY
 BOND INDEX (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES, OR TAXES)         6.51%    7.46%      7.38%
91-DAY T-BILLS (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                3.06%    2.34%      3.85%
MORNINGSTAR MODERATE ALLOCATION
 FUNDS AVERAGE (REFLECTS NO
 DEDUCTIONS FOR TAXES)**               5.29%    2.93%      7.35%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


**This is a group of funds with investment objectives similar to those of the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Equity Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth with consistency derived from dividend yield.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in securities of foreign issuers, convertible securities and investment grade and below investment grade bonds.


The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.



PRINCIPAL INVESTMENT RISKS--While investment in the Fund involves all of the general risks of investing in the stock market, the Fund's emphasis on large-capitalization, dividend-paying companies is intended to result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market. The Fund is also subject to the general risks associated with fixed income securities including credit and interest rate risk. In addition, the Fund is subject to the risks of investing in foreign securities.



Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, follows a value-oriented investment approach that stresses fundamental analysis in its process of individual stock selection. Richard A. Englander, CFA, and Robert J. Chambers, CFA, are responsible for managing the Fund's securities allocations for the portion of the Fund managed by BHM&S and have served as co-portfolio managers of the Fund since 1998.



T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, seeks to invest in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. Brian C. Rogers, CFA, CIC, has served as a portfolio manager of the Fund since July 1999. Mr. Rogers is the Chief Investment Officer of T. Rowe Price. In addition, he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group, Inc. and is a member of the firm's Management Committee. His other responsibilities include serving on the Equity, Fixed Income International, and Asset Allocation committees at T. Rowe Price. Prior to joining the firm in 1982, Mr. Rogers was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.



Southeastern Asset Management, Inc., 6410 Poplar Avenue, Memphis, Tennessee 38911, ("Southeastern"), Memphis, Tennessee, seeks to invest in financially strong, well-managed companies whose stock prices are significantly below their business values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio and each has served as a portfolio manager of the Fund since 2000. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Russell 1000 Value Index which consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund from year to year.

[EQUITY INCOME FUND BAR CHART]

1996                                                                             18.29
1997                                                                             33.97
1998                                                                             16.02
1999                                                                             -8.46
2000                                                                             17.56
2001                                                                              2.92
2002                                                                            -14.96
2003                                                                             33.09
2004                                                                             14.78
2005                                                                              5.76


 Best Quarter          Worst Quarter
    18.87%                -16.26%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                            10
                                                          YEARS/
                                                  5        SINCE
                                      1 YEAR    YEARS    INCEPTION
                                      ------   -------   ---------
Equity Income Fund
 (Return before taxes)                 5.76%    7.18%     10.84%*
 Return before taxes (after 3/1/99)    5.76%    7.18%      6.98%
 Return after taxes on distributions   4.76%    6.42%      5.39%
 Return after taxes on distributions
   and sale of fund shares             5.10%    5.87%      5.25%
Russell 1000 Value Index (Reflects
 no deductions for fees, expenses,
 or taxes)                             7.05%    5.28%     10.94%
Morningstar Large Value Funds
 Average (Reflects no deductions for
 taxes)**                              5.88%    3.96%      8.85%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


**This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth & Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that the Fund's subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. Strategies used by the Fund's subadvisers include:

     - focusing on large-capitalization companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both.

     - emphasizing stocks that may pay dividends.

The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all the general risks of investing in the stock market and is expected to exhibit the risk characteristics of a common stock portfolio. In addition, the Fund is subject to the risks of investing in foreign securities. The Fund is also subject to credit and interest rate risks.


Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, invests its portion of the Fund's portfolio primarily in larger U.S. companies. Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.



Terry Berkemeier, Vice President of Capital Guardian, Michael R. Ericksen, Director and Senior Vice President of Capital Guardian, David I. Fisher, Chairman of the Board of Capital Guardian, Karen A. Miller, Director and Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian, Theodore R. Samuels, Director and Senior Vice President of Capital Guardian, Eugene P. Stein, Vice Chairman of Capital Guardian and Alan J. Wilson, Director and Senior Vice President of Capital Guardian, all serve as portfolio managers of the Fund. Each portfolio manager has served as an investment professional with Capital Guardian or one of its affiliates for over 5 years. Each individual has served as a portfolio manager of the Fund since 1998 except Ms. Miller, who became a portfolio manager of the Fund in 2000.


Capital Guardian uses a multiple portfolio manager system in managing the Fund's assets. Under this approach, the portfolio of the Fund for which Capital Guardian serves as subadviser, is divided into segments managed by individual managers.

Managers decide how their respective segments will be invested, within the limits provided by the Fund's objectives and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Fund's portfolio.


T. Rowe Price uses fundamental research to identify firms that it believes to be well-established in their industries and have potential for above-average earnings. T. Rowe Price focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. Larry J. Puglia, CPA, CFA and Vice President of T. Rowe Price, has served as portfolio manager of the Fund since May 2001. He is also a portfolio manager in the Equity Division of T. Rowe Price. He is President of the T. Rowe Price Blue Chip Growth Fund and Chairman of the fund's Investment Advisory Committee. He is also Executive Vice President and an Investment Advisory Committee member of the T. Rowe Price Personal Strategy Funds and he serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Growth Stock Fund. In addition, Mr. Puglia is an Investment Advisory Committee member of the T. Rowe Price Tax-Efficient Balanced Fund and T. Rowe Price Tax-Efficient Growth Fund. Prior to joining the firm in 1990, he was a Senior Manager with Peat Marwick Main & Co. specializing in banking. Mr. Puglia earned a B.A., summa cum laude, from the University of Notre Dame and an M.B.A. from the Darden Graduate School of Business, University of Virginia where he was a Shermet Scholar with highest honors.



Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, uses a value investment approach investing in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since March 2000. Mr. Ryan joined Wellington Management as an investment professional in 1981.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund from year to year.

[GROWTH & INCOME BAR CHART]

1999                                                                             26.03
2000                                                                              4.21
2001                                                                             -4.77
2002                                                                            -22.93
2003                                                                             30.49
2004                                                                              8.85
2005                                                                              6.02


 Best Quarter        WORST QUARTER
    17.62%              -17.45%
                       (3RD QTR
(4TH QTR 1999)           2002)

                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                      SINCE
                                  1 YEAR   5 YEAR   INCEPTION
                                  ------   ------   ----------
Growth & Income Fund
 (Return before taxes)             6.02%    2.02%     8.89%*
 Return before taxes
   (after 3/1/99)                  6.02%    2.02%     5.29%
 Return after taxes on
   distributions                   5.89%    1.79%     4.35%
 Return after taxes on
   distributions and sale of
   fund shares                     4.09%    1.63%     4.09%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                         4.91%    0.54%     4.45%
Morningstar Large Blend Funds
 Average (Reflects no deductions
 for taxes)**                      5.77%    0.50%     4.99%



* Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1998. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


**This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that are considered by the Fund's subadvisers to have above-average potential for growth.

The Fund invests in common stocks of companies that its subadvisers believe to have prospects for above-average growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund also includes smaller-capitalization stocks. The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund's investment in smaller companies may expose it to greater risk of loss and price volatility. In addition, the Fund is subject to credit and interest rate risks as well as the risk of investing in foreign securities. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility than the stock market as a whole, particularly over shorter time periods, when other styles of investing may outperform or underperform the growth style employed by the Fund.


Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, 02109, focuses on stocks of companies of all sizes whose earnings are expected to benefit from emerging trends. FMR Co., Inc. serves as a sub-subadviser and is primarily responsible for choosing investments for the portion of the Fund subadvised by FMR. Neal Miller serves as portfolio manager. Mr. Miller began his investment career in 1983, joined FMR as a portfolio manager in 1988 and has served as a portfolio manager of the Fund since the Fund's inception.



Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Street, Minneapolis, Minnesota 55402, seeks to invest its portion of the Fund's portfolio in high quality, long-term growth companies that have quality fundamental characteristics and generally below-average debt that can produce long-term earnings growth and that offer the potential for superior returns on capital. John Dale, CFA, and Gary Nussbaum, CFA, serve as portfolio managers. Mr. Dale has been with Peregrine since 1987 and Mr. Nussbaum has been with Peregrine since 1990. Both Messrs. Dale and Nussbaum have served as portfolio managers of the Fund since 2002.


Tukman Capital Management, Inc. ("Tukman"), 60 E. Sir Francis Drake Blvd., Larkspur, California

94939, follows a contrarian investment style that focuses on stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman have served as portfolio managers of the Fund since 1999 and have joint day-to-day investment responsibility for the Fund. Mr. Tukman began his investment career in 1970 and founded the firm in 1980. Mr. Grossman began his investment career in 1977 and joined Tukman in 1982.



Legg Mason Capital Management, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, seeks to invest primarily in common stocks that, in Legg Mason's opinion, appear to offer above average growth potential and trade at a significant discount to Legg Mason's assessment of their intrinsic value. Legg Mason expects that the majority of these securities will be in the large-cap market capitalization range (above $10 billion) at the time of purchase. Robert Hagstrom, CFA and a Senior Vice President of Legg Mason, has served as portfolio manager of the Fund since May 2005 and has day-to-day responsibility for managing the portion of the Growth Fund's assets for which Legg Mason serves as subadviser. Mr. Hagstrom has served as a portfolio manager for Legg Mason for seven years, and has 21 years of industry experience. For over 20 years, Legg Mason has provided investment advisory services to a variety of domestic and international clients, including mutual funds, pension funds, foundations, and government-related entities.



Westfield Capital Management Company, LLC ("Westfield"), One Financial Center, Boston, Massachusetts, 02111, seeks to invest the portion of the Fund's portfolio that it manages in growth stocks of companies with market capitalizations in excess of $3 billion. The firm's investment philosophy is based on its belief that stock prices follow earnings progress. Through in-depth, fundamental research, Westfield seeks out companies with reasonably priced stocks and high anticipated earnings potential. For over 15 years, Westfield has provided investment advisory services to individuals, institutions, investment companies and various business entities.



The following Westfield employees have been jointly and primarily responsible for the day-to-day management of the portion of the Growth Fund's assets for which Westfield serves as subadviser since May 2005: Mr. William Muggia; Mr. Arthur Bauernfeind; Mr. Ethan Meyers; and Mr. Scott Emerman. Mr. Muggia is the lead member of the team and as such is ultimately responsible for overall portfolio management of the portion of the Fund's assets for which Westfield serves as subadviser. In addition, he focuses on the healthcare and medical technology sectors. He has been with Westfield since 1994, served as Executive Vice President in 1999 and 2000, and has served as President and Chief Investment Officer of Westfield since 2000. Mr. Bauernfeind, CFA, focuses on the financial services and transportation sectors. He has been with Westfield since 1990 and has served as Chairman and Chief Executive Officer of Westfield since 2000. Mr. Meyers, CFA, focuses on business, financial and consumer services companies. He joined Westfield in 1999 as an analyst, was made a Vice President in 2001, and has served as a Senior Vice President of Westfield since 2004. Mr. Emerman, CFA, focuses on consumer discretionary and consumer staples companies. He has served as a Senior Securities Analyst of Westfield since 2002. Before joining Westfield, he served as a Vice President in the Equity Research Department of Harbor Capital Management from 1997 to 2002.



Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 32nd Floor, New York, New York, 10005, combines traditional fundamental analysis with quantitative modeling while seeking to manage risk. GSAM has been in the investment advisory business since 1990. Melissa Brown, Managing Director of GSAM and Robert C. Jones, Chief Investment Officer and Managing Director of GSAM, have served as co-managers of the Fund since May 2005 and are jointly and primarily responsible for managing the portion of the Growth Fund's assets for which GSAM serves as subadviser. Ms. Brown joined GSAM as a portfolio manager in 1998. Mr. Jones joined GSAM in 1989 as a portfolio manager.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to May 2005. The performance table also shows the returns for each period for the Russell 1000 Growth Index which consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund from year to year.
[GROWTH FUND BAR CHART]

1996                                                                             21.61
1997                                                                             25.84
1998                                                                             19.84
1999                                                                             35.79
2000                                                                             -2.56
2001                                                                            -15.21
2002                                                                            -24.26
2003                                                                             28.71
2004                                                                              3.27
2005                                                                              4.86


 Best Quarter          Worst Quarter
    27.72%                -20.60%
(4th Qtr 1998)        (3rd Qtr 2001)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                           10
                                                         YEARS/
                                                 5        SINCE
                                     1 YEAR    YEARS    INCEPTION
                                     ------   -------   ---------
Growth Fund (Return before taxes)     4.86%   -2.19%      8.06%*
 Return before taxes (after 3/1/99)   4.86%   -2.19%      2.97%
 Return after taxes on
   distributions                      4.83%   -2.25%      1.79%
 Return after taxes on
   distributions and sale of fund
   shares                             3.19%   -1.87%      1.94%
Russell 1000 Growth Index (Reflects
 no deductions for fees, expenses,
 or taxes)                            5.26%   -3.58%      6.73%
Morningstar Large Growth Funds
 Average (Reflects no deductions
 for taxes)**                         6.46%   -3.36%      6.95%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Aggressive Opportunities Fund

INVESTMENT OBJECTIVE--To offer high long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that the Fund's subadvisers believe offer the opportunity for high capital appreciation.

The Fund's investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives. The subadvisers also may seek to hedge against foreign currency risks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the added volatility of returns for small- and medium-capitalization stocks as compared to the returns of larger-capitalization stocks and to the additional risks of investing in foreign securities. These include the risk of loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets. The Fund is also subject to credit and interest rate risks.


The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile. The Fund may also be subject to higher brokerage costs and certain tax consequences related to frequent portfolio transactions.



Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Southeastern seeks to invest in financially strong, well-managed companies regardless of sector or country, that can be purchased at prices Southeastern believes are significantly below their current values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio.


Mr. Hawkins began his investment career in 1972 and joined Southeastern as co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern. Andrew McDermott also is a member of this team. Mr. McDermott joined Southeastern in 1998. Prior to joining Southeastern, Mr. McDermott was with JP Morgan from 1994 to 1998. Messrs. Hawkins, Cates and McDermott have served as portfolio managers of the Fund since 2002.


T. Rowe Price seeks to invest in small, fast-growing U.S. companies that T. Rowe Price believes have the potential for superior long-term performance. John H. Laporte, CFA, has served as portfolio manager of the Fund since March 2003. Mr. Laporte is a Vice President of T. Rowe Price and an Equity Division Steering Committee member of T. Rowe Price. He is also a portfolio manager in the Equity Division of T. Rowe Price. He is President of the T. Rowe Price New Horizons Fund and Chairman of the fund's Investment Advisory Committee. He is also a Vice President and Investment Advisory Committee member of the T. Rowe Price Diversified Small-Cap Growth Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Personal Strategy Funds, T. Rowe Price Spectrum Growth Fund, and T. Rowe Price Spectrum Income Fund. In addition, Mr. Laporte manages a number of separate institutional accounts specializing in emerging growth stocks. He has been managing portfolios since 1984. Mr. Laporte served as the firm's Director of Research from 1982 to 1987 and before that, was an Investment Analyst. Prior to joining the firm in 1976, he was an Investment Research Analyst for Pershing & Co., a New York brokerage firm. Mr. Laporte earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. In addition, he is a past President of the Baltimore Security Analysts Society.



Legg Mason seeks to invest the portion of the Fund's portfolio that it manages primarily in equity securities, and securities convertible into equity securities, that it believes currently trade at discounts to Legg Mason's assessment of their intrinsic value. Legg Mason expects that under normal circumstances, the majority of the assets of the portion of the Fund it manages will be invested in securities of companies that at the time of purchase are in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell(R) Midcap Index or the Standard & Poor's MidCap 400, or in "special situations" regardless of market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of Legg Mason, make them attractive for investment. Sam Peters, CFA and a Senior Vice President of Legg Mason, has served as portfolio manager of the Fund since January 2006, and has day-to-day responsibility for managing the portion of the Fund's assets for which Legg Mason serves as subadviser. Mr. Peters joined Legg Mason in April 2005. Prior to joining Legg Mason, Mr. Peters was a portfolio manager at Fidelity Management & Research Company from 2000 to April 2005. For over 20 years, Legg Mason has provided investment advisory services to a variety of domestic and international clients, including mutual funds, pension funds, foundations, and government-related entities.



TimesSquare Capital Management, LLC ("TimesSquare"), Four Times Square, 25th Floor, New York, New York 10036, uses a bottom up, research intensive approach to identify mid-cap securities with the greatest growth potential. TimesSquare expects that, under normal circumstances, it will purchase securities for the Fund in a mid-cap market capitalization range of $1.5 billion to $10 billion. Tony Rosenthal, CFA and Grant Babyak have served as portfolio managers of the Fund since January 2006 and have the day-to-day responsibility for managing the portion of the Fund's assets for which TimesSquare serves as subadviser. Mr. Rosenthal is a Managing Director and Portfolio Manager/Analyst in Times-Square's growth equity group and joined the firm in 2000. Mr. Babyak is also a Managing Director and Portfolio Manager in TimesSquare's growth equity group and also joined the firm in 2000. TimesSquare, was established in November 2004 to succeed the growth equity investment advisory business of its predecessor, Times Square Capital Management, Inc.



The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to January 2006. The performance table also shows returns for the Russell MidCap Growth Index which is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The index is unmanaged and does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund from year to year.

[AGGRESSIVE OPPORTUNITIES FUND BAR CHART]

1996                                                                             25.50
1997                                                                             17.39
1998                                                                             12.17
1999                                                                             58.08
2000                                                                             -9.35
2001                                                                            -13.75
2002                                                                            -38.47
2003                                                                             44.68
2004                                                                             15.99
2005                                                                             13.21


 Best Quarter          Worst Quarter
    39.89%                -30.38%
(4th Qtr 1999)        (3rd Qtr 2001)

                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                            10
                                                          YEARS/
                                                  5        SINCE
                                      1 YEAR    YEARS    INCEPTION
                                      ------   -------   ---------
Aggressive Opportunities Fund
 (Return before taxes)                13.21%    0.16%      9.09%*
 Return before taxes (after 3/1/99)   13.21%    0.16%      6.04%
 Return after taxes on distributions  12.49%    0.03%      4.91%
 Return after taxes on distributions
   and sale of fund shares             8.80%    0.08%      4.65%
Russell MidCap Growth Index
 (Reflects no deductions for fees,
 expenses, or taxes)                  12.10%    1.38%      9.27%
Morningstar Mid-Cap Growth Funds
 Average (Reflects no deductions for
 taxes)**                              9.70%    0.01%      8.48%



 * Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


** This is a group of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

International Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by country.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in the common stocks of companies headquartered outside the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (20% or less) in U.S. or foreign bonds and U.S. stocks. In addition to common stocks, the Fund may invest in other securities and derivatives, including futures contracts, convertible securities and currency futures. Strategies used by the Fund's subadvisers include:
     - investing in stocks believed to have above-average potential for growth across all capitalization sizes.

     - investing in stocks believed to be temporarily undervalued.


The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risk of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. Also, the Fund may invest in less-developed countries where these risks can be more substantial. The Fund is also subject to credit and interest rate risk.


The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.



Please see "Risks of Investing in the Funds" for additional information.


INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:


Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio. David I. Fisher, Chairman of the Board of Capital Guardian, Arthur J. Gromadzki, Director and Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian, Richard N. Havas, Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian, Seung Kwak, Senior Vice President for Capital International K.K., an affiliate of Capital Guardian, Nancy J. Kyle, Vice Chairman of Capital Guardian, John M.N. Mant, Executive Vice President of

Capital International Research, Inc., an affiliate of Capital Guardian, Christopher A. Reed, Vice President of Capital International Research, Inc., an affiliate of Capital Guardian, Lionel M. Sauvage, Director and Senior Vice President of Capital Guardian, Nilly Sikorsky, Chairman of Capital International S.A., an affiliate of Capital Guardian and Rudolf M. Staehelin, Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian all serve as portfolio managers of the Fund. Each portfolio manager has served as an investment professional with Capital Guardian or one of its affiliates for over 5 years with the exception of Seung Kwak, who has served as an investment professional with Capital Guardian for 3 years and prior to that was an investment professional with Zurich Scudder Investments for over 17 years. Each individual has served as a portfolio manager of the Fund since 1999, except Seung Kwak and John Mant who were named portfolio managers in 2004, and Christopher Reed and Arthur Gromadzki who were named portfolio managers in 2000.


Capital Guardian uses a multiple portfolio manager system in managing the Fund's assets. Under this approach, the portfolio of the Fund for which Capital Guardian serves as subadviser, is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund's objectives and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a Fund's portfolio.


Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, seeks long-term capital growth and diversification by country, by using fundamental analysis to identify stocks of individual non-U.S. companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long-or short-term growth opportunities. Mark Yockey, CFA, a managing director of Artisan Partners, has served as a portfolio manager of the Fund since 2002. Mr. Yockey joined Artisan Partners in 1995 and has worked in the investment management industry since 1981. Mr. Yockey holds a BA and an MBA in Finance from Michigan State University.



GlobeFlex Capital, LP ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, combines fundamental characteristics of traditional bottom-up research with systematic characteristics of quantitative investing in an effort to identify growing companies. GlobeFlex seeks to establish a diversified portfolio of stocks of all market-capitalizations and seeks to identify stocks issued by companies that, in GlobeFlex's opinion, are characterized by accelerating growth, strong management teams and attractive valuations. GlobeFlex has been in the investment advisory business since 1994. Mr. Robert Anslow has served as portfolio manager of the Fund since January 2006 and has day-to-day responsibility for managing the portion of the International Fund's assets for which GlobeFlex serves as subadviser. Mr. Anslow, a co-founder of GlobeFlex, has 24 years of industry experience. For the past 11 years, Mr. Anslow has served as Chief Investment Officer at GlobeFlex.



Walter Scott & Partners Limited ("Walter Scott"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, uses traditional fundamental analysis in an effort to build a concentrated portfolio of companies that, in Walter Scott's opinion, are growing earnings, are operated by capable management teams, have strong balance sheets and are positioned in attractive areas of the global economy. Walter Scott has been in the investment advisory business since 1983. Dr. Walter
G. Scott, Mr. Alan McFarlane and Dr. Kenneth Lyall have served as co-managers of the Fund since January 2006 and are jointly and primarily responsible for the day-to-day management of the portion of the International Fund's assets for which Walter Scott serves as subadviser. Both Dr. Scott, a founder and also the chairman of Walter Scott who has 33 years of industry experience, and Dr. Lyall, a director of global investments at Walter Scott who has 22 years of industry experience, have been with Walter Scott since 1983. Mr. McFarlane, the firm's Managing Director since April 2003, joined Walter Scott in 2001 and served as a Director of Global Investments from 2001 to 2003. Prior to 2001, Mr. McFarlane was a Managing Director of the Institutional Division at Global Asset Management for 7 years. Mr. McFarlane has 26 years of industry experience.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different group of investment subadvisers prior to January 2006. The performance table also shows the returns for each period for the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index which consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The index is unmanaged and does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund from year to year.
[INTERNATIONAL FUND BAR CHART]

1996                                                                             16.47
1997                                                                              4.48
1998                                                                              4.96
1999                                                                             39.01
2000                                                                            -14.91
2001                                                                            -20.16
2002                                                                            -16.08
2003                                                                             31.31
2004                                                                             15.23
2005                                                                             16.88


 Best Quarter          Worst Quarter
    21.28%                -19.63%
(4th Qtr 1999)        (3rd Qtr 2002)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                        10 YEARS/
                                                 5        SINCE
                                     1 YEAR    YEARS    INCEPTION
                                     ------   -------   ---------
International Fund
 (Return before taxes)               16.88%    3.45%      5.99%*
 Return before taxes (after 3/1/99)  16.88%    3.45%      5.46%
 Return after taxes on
   distributions                     16.68%    3.35%      4.85%
 Return after taxes on
   distributions and sale of fund
   shares                            11.46%    3.00%      4.48%
MSCI EAFE Index (Reflects no
 deduction for fees, expenses, or
 taxes)                              14.02%    4.94%      6.18%
Morningstar Foreign Large Blend
 Funds Average (Reflects no
 deduction for taxes)**              14.55%    2.93%      6.47%



 *Shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

**This is a group of funds with investment objectives similar to those of the Fund.
  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE INDEX FUNDS
--------------------------------------------------------------------------------

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index. Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than are contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, Mid/Small Company and Overseas Equity Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The investment objective of each Index Fund is not fundamental and can be changed without shareholder approval.

Prior to March 8, 2004, the Index Funds operated under a master-feeder structure. Under that arrangement, each Index Fund was structured as a "feeder" fund and sought to accomplish its investment objective by investing all of its assets in a corresponding portfolio of the Master Investment Portfolios, each of which is an investment company managed by Barclays Global Fund Advisors.

Core Bond Index Fund

INVESTMENT OBJECTIVE--To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.


PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of bonds selected and weighted to seek to result in investment characteristics comparable to those of the Lehman Brothers Aggregate Bond Index and performance that correlates with the performance of that index. The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of investment-grade U.S. fixed income securities.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting

---------------


McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Dow Jones Wilshire 5000 Composite Index(R)" and "Dow Jones Wilshire 4500 Completion Index(R)" and related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indexes or their sponsors and neither the indexes nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in the Funds or the securities represented in the indexes. The following should be read in conjunction with each reference to Morningstar found in this prospectus:
(C) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

change in value. Additionally, the Fund is subject to credit risk.



Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital seeks to approximate the performance of the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Dave Kwan, CFA, and Lowell Bennett, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. Each member of the Management Team has served as a portfolio manager of the Fund since 2004. A brief description of each Management Team member follows:


David C. Kwan, CFA, is Head of Fixed Income Management and Trading Group and a Managing Director of Mellon Capital. He has direct oversight responsibility for all U.S. and international fixed income portfolios at Mellon Capital, and the management of the Global Opportunity Strategy. He was previously responsible for management of the firm's Enhanced Asset Allocation Fund. He has been with Mellon Capital since 1990. He received his M.B.A. degree from University of California at Berkeley.



Lowell Bennett, CFA, is a Director of Mellon Capital. He is responsible for the development and implementation of fixed income strategies and has been with Mellon Capital since 1997. He received his B.S.I.E and M.B.A. degrees from Stanford University.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Lehman Brothers Aggregate Bond Index. The index does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.

[CORE BOND INDEX FUND BAR CHART]

1998                                                                              8.43
1999                                                                             -2.88
2000                                                                             11.43
2001                                                                              8.51
2002                                                                              9.69
2003                                                                              3.59
2004                                                                              3.94
2005                                                                              1.98


 Best Quarter          Worst Quarter
     4.88%                -2.56%
(3rd Qtr 2001)        (2nd Qtr 2004)

                               PERFORMANCE TABLES

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                     1         5        SINCE
                                    YEAR     YEARS    INCEPTION
                                   ------   -------   ----------
Core Bond Index Fund--Class I
 shares (Return before taxes)      1.98%     5.52%      6.00%*
 RETURN BEFORE TAXES (AFTER
   3/1/99)                         1.98%     5.52%      5.50%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS                   0.34%     3.53%      3.37%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF FUND
   SHARES                          1.28%     3.53%      3.39%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions
 for fees, expenses, or taxes)     2.43%     5.87%      6.54%



 *Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After tax performance is provided for periods after the Fund's registration date--March 1, 1999.


  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

  After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                     1         5        SINCE
                                    YEAR     YEARS    INCEPTION*
                                   ------   -------   ----------
Core Bond Index Fund--Class II
 shares                            2.17%     5.73%      5.76%
Lehman Brothers Aggregate Bond
 Index (Reflects no deduction for
 fees, expenses, or taxes)         2.43%     5.87%      5.98%


* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

500 Stock Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest, under normal circumstances, at least 90% of its net assets in a portfolio that consists of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have about the same volatility and risk of loss as the S&P 500 Index. The S&P 500 Index is an unmanaged index which consists of 500 companies representing larger capitalization stocks traded in the U.S.


Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital seeks to approximate the performance of the S&P 500 Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, CFA, Richard Brown, CFA, and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. Each member of the Management Team has served as a portfolio manager of the Fund since 2004. A brief description of each management team member follows:


Susan Ellison, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios at Mellon Capital. She is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 18 years.



Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 11 years.



Karen Q. Wong, CFA, is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 6 years.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the S&P 500 Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

[500 STOCK INDEX FUND BAR CHART]

1998                                                                             28.12
1999                                                                             20.52
2000                                                                             -9.61
2001                                                                            -12.29
2002                                                                            -22.39
2003                                                                             27.98
2004                                                                             10.49
2005                                                                              4.44


 Best Quarter         Worst Quarter
    21.18%               -17.35%
                        (3rd Qtr
(4th Qtr 1998)            2002)

                               PERFORMANCE TABLES

                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                 5        SINCE
                                    1 YEAR     YEARS    INCEPTION
                                    -------   -------   ---------
500 Stock Index Fund--Class I
 shares (Return before taxes)         4.44%    0.10%      5.79%*
 Return before taxes (after
   3/1/99)                            4.44%    0.10%      1.21%
 Return after taxes on
   distributions                      4.22%   -0.18%      0.86%
 Return after taxes on
   distributions and sale of fund
   shares                             3.17%   -0.03%      0.88%
S&P 500 Index (Reflects no
 deductions for fees, expenses, or
 taxes)                               4.91%    0.54%      6.23%



*Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.


 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                                5        SINCE
                                   1 YEAR     YEARS    INCEPTION*
                                   -------   -------   ----------
500 Stock Index Fund--Class II
 shares                              4.57%    0.27%       0.75%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                           4.91%    0.54%       1.10%


*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to fees, expenses and cash flows.

Broad Market Index Fund


INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Composite Index.



PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of stocks that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 5000 Composite Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 5000 Composite Index is an unmanaged index that consists of common equity securities domiciled in the U.S. for which daily pricing is available.



PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have the same volatility and risk of loss as the U.S. stock market as a whole. Additionally, the Dow Jones Wilshire 5000 Composite Index includes small- and mid-capitalization companies whose stocks tend to have more price volatility and present greater risks of loss than those of larger companies.



Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital seeks to approximate the performance of the Dow Jones Wilshire 5000 Composite Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, CFA, Richard Brown, CFA, and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. Each member of the Management Team has served as a portfolio manager of the Fund since 2004. A brief description of each management team member follows:


Susan Ellison, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios at Mellon Capital. She is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 18 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 11 years.



Karen Q. Wong, CFA, is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 6 years.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for the Dow Jones Wilshire 5000 Composite Index. The index does not reflect the costs of portfolio management or trading.


For periods before March 1, 1999, when the Fund began, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.
[BROAD MARKET INDEX FUND BAR CHART]

1996                                                                             20.75
1997                                                                             30.82
1998                                                                             22.65
1999                                                                             23.43
2000                                                                            -10.78
2001                                                                            -11.87
2002                                                                            -21.62
2003                                                                             31.08
2004                                                                             11.96
2005                                                                              5.91


 Best Quarter        WORST QUARTER
    21.42%              -16.86%
                       (3RD QTR
(4TH QTR 1998)           2002)



                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                         10 YEARS/
                                        1         5        SINCE
                                       YEAR     YEARS    INCEPTION
                                      ------   -------   ---------
Broad Market Index Fund Class I
 shares (Return before taxes)         5.91%     1.43%      8.64%*
 Return before taxes (after 3/1/99)   5.91%     1.43%      2.56%
 Return after taxes on distributions  5.69%     1.21%      2.05%
 Return after taxes on distributions
   and sale of fund shares            4.11%     1.14%      1.97%
Dow Jones Wilshire 5000 Composite
 Index
 (Reflects no deductions for fees,
 expenses, or taxes)                  6.38%     2.12%      9.16%



*Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.


 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                       1         5        SINCE
                                      YEAR     YEARS    INCEPTION*
                                     ------   -------   ----------
Broad Market Index Fund Class II
 shares                              6.27%     1.65%       2.14%
Dow Jones Wilshire 5000 Composite
 Index
 (Reflects no deductions for fees,
 expenses, or taxes)                 6.38%     2.12%       2.46%


*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Mid/Small Company Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index.


PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 4500 Completion Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 4500 Completion Index is an unmanaged index that consists of all stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 500 Index.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Dow Jones Wilshire 4500 Completion Index is composed primarily of small-and mid-capitalization companies, whose stocks tend to have greater price volatility and risk of loss than those of larger companies.


Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital seeks to approximate the performance of the Dow Jones Wilshire 4500 Completion Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, CFA, Richard Brown, CFA, and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. Each member of the Management Team has served as a portfolio manager of the Fund since 2004. A brief description of each management team member follows:


Susan Ellison, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios at Mellon Capital. She is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 18 years.



Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 11 years.



Karen Q. Wong, CFA, is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 6 years.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the Dow Jones Wilshire 4500 Completion Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.
[MID/SMALL COMPANY INDEX FUND BAR CHART]

1998                                                                              7.28
1999                                                                             33.08
2000                                                                            -14.91
2001                                                                             -9.90
2002                                                                            -18.41
2003                                                                             42.17
2004                                                                             17.86
2005                                                                              9.63


 Best Quarter        WORST QUARTER
    29.62%              -21.31%
                       (3RD QTR
(4TH QTR 1999)           2001)



                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                 5        SINCE
                                     1 YEAR    YEARS    INCEPTION
                                     ------   -------   ---------
Mid/Small Company Index Fund Class
 I shares (Return before taxes)       9.63%    6.19%      8.03%*
 Return before taxes (after 3/1/99)   9.63%    6.19%      7.30%
 Return after taxes on
   distributions                      9.40%    6.02%      6.96%
 Return after taxes on
   distributions and sale of fund
   shares                             6.39%    5.27%      6.18%
Dow Jones Wilshire 4500 Completion
 Index (Reflects no deductions for
 fees, expenses, or taxes)           10.03%    7.02%      8.86%



*Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                       1         5        SINCE
                                      YEAR     YEARS    INCEPTION*
                                     ------   -------   ----------
Mid/Small Company Index Fund Class
 II shares                           9.87%     6.40%      6.98%
Dow Jones Wilshire 4500 Completion
 Index (Reflects no deduction for
 fees, expenses, or taxes)           10.03%    7.02%      7.26%


*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Overseas Equity Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index.


PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the MSCI EAFE Free Index and performance that correlates with the performance of that index. The MSCI EAFE Free Index is an unmanaged index which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.



PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy.



Please see "Risks of Investing in the Funds" for additional information.



INVESTMENT SUBADVISER--Mellon Capital, seeks to approximate the performance of the MSCI EAFE Free Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.


Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, CFA, Richard Brown, CFA, and Karen Wong, CFA (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. Each member of the Management Team has served as a portfolio manager of the Fund since 2004. A brief description of each management team member follows:


Susan Ellison, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios at Mellon Capital. She is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 18 years.



Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Mr. Brown is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 11 years.



Karen Q. Wong, CFA, is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds at Mellon Capital. Ms. Wong is a member of the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 6 years.


The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. The performance table also shows the returns for each period for the MSCI EAFE Free Index. The index does not reflect the costs of portfolio management or trading.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

[OVERSEAS EQUITY INDEX FUND BAR CHART]

1998                                                                             19.79
1999                                                                             26.25
2000                                                                            -15.21
2001                                                                            -21.77
2002                                                                            -16.73
2003                                                                             37.75
2004                                                                             19.61
2005                                                                             12.74


 Best Quarter        Worst Quarter
    20.05%              -19.92%
                       (3rd Qtr
(4th Qtr 1998)           2002)



                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                 5        SINCE
                                     1 YEAR    YEARS    INCEPTION
                                     ------   -------   ---------
Overseas Equity Index Fund Class I
 shares (Return before taxes)        12.74%    3.89%      4.67%*
 Return before taxes (after 3/1/99)  12.74%    3.89%      4.31%
 Return after taxes on
   distributions                     12.43%    3.67%      3.80%
 Return after taxes on
   distributions and sale of fund
   shares                             8.69%    3.32%      3.52%
MSCI EAFE Free Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              14.01%    4.94%      5.76%



*Class I shares of the Fund were offered beginning March 1, 1999. The information, for the Funds and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.


 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.


                                                    SINCE
                            1 YEAR    5 YEARS     INCEPTION*
                            ------   ----------   ----------
Overseas Equity Index Fund
 Class II shares            13.03%     4.12%        3.92%
MSCI EAFE Free Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                     14.01%     4.94%        4.80%


*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

THE MODEL PORTFOLIO FUNDS
--------------------------------------------------------------------------------

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.

ASSET ALLOCATION--The allocation of each Model Portfolio Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset or underlying Fund-level allocation of a Model Portfolio Fund at its discretion subject to the supervision of the Board of Directors.


VIA may alter the underlying Fund allocations for various reasons. VIA can make changes by increasing or reducing the allocation to an underlying Fund, by removing underlying Funds, or by adding new underlying Funds. Reasons for discretionary changes to underlying Fund allocations include changes to the underlying Funds, such as a change in investment objective or strategy and VIA's assessment of market conditions and relative valuation.


REBALANCING--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, VIA will transfer assets from one underlying Fund to another in order to rebalance any or all of the Model Portfolio Funds.

INVESTMENT RISKS--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.


The Model Portfolio Funds are managed by a team from VIA (the "Team"). The Team is responsible for the decisions related to Fund allocation, Fund rebalancing and portfolio optimization. The Team consists of Mr. Wayne Wicker, CFA, Mr. David Harkins, CFA, Mr. Timothy Sudol, CFA and Mr. Lee Trenum, CFA. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.



Mr. Wicker, Chief Investment Officer and Senior Vice President, joined the Team and VIA in 2004. Prior to joining VIA, Mr. Wicker was Managing Director and Senior Portfolio Manager at Cadence Capital Management LLC in Boston, MA. Mr. Harkins, Vice President, Equities, has served as Vice President, Director and Senior Analyst in the Investment Division of VIA for the last five years and has lead the Team for the last four years. Mr. Sudol, Fund Manager, has been with VIA for over 10 years and has served as an analyst on the Team for over five years. Mr. Trenum, Fund Manager, has served as an analyst on the Team since 2001 and prior to that served in ICMA Retirement Corporation's Investor Services Division.



The Fund's SAI provides additional information about portfolio manager compensation, other ac-counts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


The Model Portfolio Funds and their investment objectives, strategies, risks and performance history are as follows:

Model Portfolio Savings Oriented Fund

INVESTMENT OBJECTIVE--To offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 75% of the Fund's assets in fixed income funds and 25% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


FIXED INCOME
Short-Term Bond Fund                      35%
Core Bond Index Fund                      30%
US Government Securities Fund             10%

EQUITY
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%


While the principal objective of the Model Portfolio Savings Oriented Fund is income and preservation of capital, exposure to fixed income securities will cause its NAV to fluctuate in response to changes in interest rates. The Model Portfolio Savings Oriented Fund's exposure to stocks is intended to provide slightly better protection against inflation than would a fund consisting only of fixed income securities; however, as with all mutual funds, the NAV of the Model Portfolio Savings Oriented Fund will fluctuate.

SUITABILITY FOR INVESTORS--The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth, or if you have a low tolerance for price fluctuations or you wish to invest for the short term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.


Please see "Risks of Investing in the Funds" for additional information.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Lehman Brothers Intermediate Government Bond Index, Russell 1000 Value Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment-grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The Lehman Brothers Intermediate Government Bond Index consists of intermediate U.S. Government securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The MSCI EAFE Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year:

[SAVINGS ORIENTED FUND BAR CHART]

1996                                                                             8.750
1997                                                                            11.700
1998                                                                             9.180
1999                                                                             4.920
2000                                                                             6.430
2001                                                                             2.810
2002                                                                            -1.380
2003                                                                             9.930
2004                                                                             5.780
2005                                                                             3.060


  Best Quarter          Worst Quarter
     5.24%                 -3.38%
 (2nd Qtr 2003)        (3rd Qtr 2002)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                        10 YEARS
                                       1         5        SINCE
                                      YEAR     YEARS    INCEPTION
                                     ------   -------   ---------
Model Portfolio Savings Oriented
 Fund (Return before taxes)           3.06%    3.97%      6.05%*
 Return before taxes (after
   12/4/2000)                         3.06%    3.97%      4.21%
 Return after taxes on
   distributions                      2.08%    2.53%      2.70%
 Return after taxes on
   distributions and sale of fund
   shares                             2.06%    2.57%      2.73%
S&P 500 Index (Reflects no
 deductions for fees, expenses, or
 taxes)                               4.91%    0.54%      9.08%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)            2.43%    5.87%      6.16%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                             3.45%    4.74%      6.71%
Merrill Lynch 1-3 Year
 Government/Corporate Index
 (Reflects no deductions for fees,
 expenses, or taxes)                  1.75%    4.06%      5.03%
Lehman Brothers Intermediate
 Government Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                               1.70%    4.82%      5.50%
Russell 1000 Value Index (Reflects
 no deductions for fees, expenses,
 or taxes)                            7.05%    5.28%     10.94%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              14.01%    4.94%      6.18%
Morningstar Conservative Allocation
 Funds Average (Reflects no
 deductions for taxes)***             3.05%    3.65%      6.26%



  *Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.



 **The Fund's Custom Benchmark is comprised of 35% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 10% Lehman Brothers Intermediate Government Bond Index, 10% Russell 1000 Value Index, 10% S&P 500 Index and 5% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Conservative Growth Fund

INVESTMENT OBJECTIVE--To offer reasonable current income and capital preservation, with modest potential for capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 60% of the Fund's assets in fixed income funds and 40% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


FIXED INCOME
Short-Term Bond Fund                      30.0%
Core Bond Index Fund                      30.0%

EQUITY
Equity Income Fund                        9.5%
Growth & Income Fund                      9.5%
Growth Fund                               7.5%
Aggressive Opportunities Fund             5.0%
International Fund                        8.5%


This Model Portfolio Conservative Growth Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It seeks to accomplish this by distributing assets between Funds investing in fixed-income investments (60%), and equities (40%), which provide the potential for greater growth.


The assets are further diversified within these two main asset categories. Within the fixed income allocation, the Short-Term Bond Fund and the Core Bond Index Fund complement each other by seeking to provide consistent income and broad access to the bond market. This combination offers the potential for a higher yield.


The equity allocation is diversified among Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger dividend-paying U.S. common stocks. The Growth & Income, Growth and Aggressive Opportunities Funds add the potential for growth in the stock portion of the Model Portfolio Conservative Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio Conservative Growth Fund and may provide the potential for additional growth.

SUITABILITY FOR INVESTORS--The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half the Model Portfolio Conservative Growth Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. The Model Portfolio Conservative Growth Fund could be appropriate if you intend to invest for the intermediate term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.


Please see "Risks of Investing in the Funds" for additional information.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, Russell MidCap Growth Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment-grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted earnings growth. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted earnings growth. The stocks are also members of the Russell 1000 Growth Index. The MSCI EAFE Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year:

[CONSERVATIVE GROWTH FUND BAR CHART]

1997                                                                             14.97
1998                                                                             11.82
1999                                                                              8.88
2000                                                                              4.70
2001                                                                              0.09
2002                                                                             -6.66
2003                                                                             14.64
2004                                                                              6.74
2005                                                                              4.31


 Best Quarter          Worst Quarter
     8.61%                -6.27%
(4th Qtr 1998)        (3rd Qtr 2002)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                         1         5        SINCE
                                        YEAR     YEARS    INCEPTION
                                       ------   -------   ----------
Model Portfolio Conservative Growth
 Fund (Return before taxes)             4.31%    3.58%       6.74%*
 Return before taxes (after
   12/4/2000)                           4.31%    3.58%       3.91%
 Return after taxes on distributions    3.45%    2.26%       2.39%
 Return after taxes on distributions
   and sale of fund shares              2.89%    2.31%       2.46%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)          4.91%    0.54%       8.74%
Lehman Brothers Aggregate Bond Index
 (Reflects no deductions for fees,
 expenses, or taxes)                    2.43%    5.87%       6.52%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                               4.52%    4.09%       7.27%
Merrill Lynch 1-3 Year Government/
 Corporate Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                 1.75%    4.06%       5.12%
Russell 1000 Value Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                 7.05%    5.28%      10.61%
Russell 1000 Growth Index (Reflects
 no deductions for fees, expenses, or
 taxes)                                 5.26%   -3.58%       6.34%
Russell MidCap Growth Index (Reflects
 no deductions for fees, expenses, or
 taxes)                                12.10%    1.38%       8.82%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                14.01%    4.94%       6.02%
Morningstar Conservative Allocation
 Funds Average (Reflects no
 deductions for taxes)***               3.05%    3.65%       6.12%



  *Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.



 **The Fund's Custom Benchmark is comprised of 30% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 30% Lehman Brothers Aggregate Bond Index, 9.5% Russell 1000 Value Index, 9.5% S&P 500 Index, 7.5% Russell 1000 Growth Index, 5% Russell MidCap Growth Index and 8.5% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Traditional Growth Fund

INVESTMENT OBJECTIVE--To offer moderate capital growth and reasonable current income.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 40% of the Fund's assets in fixed income funds and 60% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


FIXED INCOME
Short-Term Bond Fund                      20%
Core Bond Index Fund                      20%

EQUITY
Equity Income Fund                         9%
Growth & Income Fund                      14%
Growth Fund                               14%
Aggressive Opportunities Fund             10%
International Fund                        13%


The Model Portfolio Traditional Growth Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60% allocated to stocks and 40% to fixed income. This asset mix seeks to provide the benefit of the higher, long term returns expected from stocks while the income generated by fixed income securities seeks to dampen Model Portfolio Traditional Growth Fund volatility.


The equity allocation is diversified among Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad. The 23% invested in the Equity Income and Growth & Income Funds provides exposure to less volatile investments in larger capitalization U.S. corporations. The remaining 24% U.S. stock position is allocated to more aggressive investments including the Growth Fund, which emphasizes growing companies of all sizes and the Aggressive Opportunities Fund, which invests in small- and medium-capitalization companies. The International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds a final level of diversification and opportunity for growth in principal.


The fixed income portion of the Fund allocated to the Short-Term Bond Fund and the Core Bond Index Fund may provide a higher yield and broad access to the bond market, but includes potential for volatility and loss.

SUITABILITY FOR INVESTORS--With more than half of the Fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. The Model Portfolio Traditional Growth Fund may be suitable if you wish to participate in the returns expected from stocks but also want to seek to maintain moderate volatility. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and, to a lesser extent, interest rate and credit risks.


Please see "Risks of Investing in the Funds" for additional information.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, Russell MidCap Growth Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment-grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The

Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted earnings growth. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted earnings growth. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted earnings growth. The stocks are also members of the Russell 1000 Growth Index. The MSCI EAFE Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year:
[TRADITIONAL GROWTH FUND CHART]

1997                                                                             17.76
1998                                                                             14.10
1999                                                                             15.17
2000                                                                              2.47
2001                                                                             -3.62
2002                                                                            -12.64
2003                                                                             20.68
2004                                                                              7.89
2005                                                                              5.79


  Best Quarter          Worst Quarter
     13.11%                -10.40%
 (4th Qtr 1998)        (3rd Qtr 2001)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                      1         5        SINCE
                                     YEAR     YEARS    INCEPTION
                                    ------   -------   ---------
Model Portfolio Traditional Growth
 Fund
 (Return before taxes)               5.79%    3.01%     7.48%*
 Return before taxes (after
   12/4/2000)                        5.79%    3.01%      3.46%
 Return after taxes on
   distributions                     5.16%    1.89%      2.04%
 Return after taxes on
   distributions and sale of fund
   shares                            3.88%    1.96%      2.15%
S&P 500 Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              4.91%    0.54%      8.74%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           2.43%    5.87%      6.52%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                            5.75%    3.14%      7.71%
Merrill Lynch 1-3 Year Government/
 Corporate Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              1.75%    4.06%      5.12%
Russell 1000 Value Index (Reflects
 no deductions for fees, expenses,
 or taxes)                           7.05%    5.28%     10.61%
Russell 1000 Growth Index
 (Reflects no deductions for fees,
 expenses, or taxes)                 5.26%   -3.58%      6.34%
Russell MidCap Growth Index
 (Reflects no deductions for fees,
 expenses, or taxes)                12.10%    1.38%      8.82%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             14.01%    4.94%      6.02%
Morningstar Moderate Allocation
 Funds Average (Reflects no
 deductions for taxes)***            5.29%    2.93%      7.20%



  *Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.



 **The Fund's Custom Benchmark is comprised of 20% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 20% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 14% S&P 500 Index, 14% Russell 1000 Growth Index, 10% Russell MidCap Growth Index and 13% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Long-Term Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth and modest current income.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 20% of the Fund's assets in fixed income funds and 80% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:


FIXED INCOME
Core Bond Index Fund                     20.0%

EQUITY
Equity Income Fund                       11.5%
Growth & Income Fund                     18.5%
Growth Fund                              18.5%
Aggressive Opportunities Fund            15.0%
International Fund                       16.5%


The Model Portfolio Long-Term Growth Fund has an 80% allocation to underlying Funds that invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse market conditions.

Within the allocation to Funds that invest in stocks, assets are divided among five underlying Funds: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund which invests primarily in common stocks of companies domiciled outside the U.S. and further diversifies the Fund's investment exposure.

The 20% fixed income portion of the Model Portfolio Long-Term Growth Fund is allocated to the Core Bond Index Fund, which adds yield and potentially reduces the impact of short-term price volatility from the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

SUITABILITY FOR INVESTORS--The sizable allocation to stocks and the emphasis on growth stocks mean the Model Portfolio Long-Term Growth Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize the opportunity for principal growth, and are willing to accept losses, which may be substantial, with the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and to a lesser extent, interest rate and credit risks.


Please see "Risks of Investing in the Funds" for additional information.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for each period for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Russell 1000 Value Index, Russell 1000 Growth Index, Russell MidCap Growth Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment-grade U.S. fixed income securities. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The MSCI

EAFE Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year:

[LONG-TERM GROWTH FUND CHART]

1997                                                                             17.28
1998                                                                             14.86
1999                                                                             28.53
2000                                                                             -0.86
2001                                                                             -7.15
2002                                                                            -18.01
2003                                                                             27.21
2004                                                                              9.25
2005                                                                              7.24


 Best Quarter          Worst Quarter
    20.10%                -14.27%
(4th Qtr 1999)        (3rd Qtr 2001)


                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                     5        SINCE
                                         1 YEAR    YEARS    INCEPTION
                                         ------   -------   ---------
Model Portfolio Long-Term Growth Fund
 (Return before taxes)                    7.24%    2.56%      8.27%*
 Return before taxes (after 12/4/2000)    7.24%    2.56%      3.16%
 Return after taxes on distributions      6.76%    1.60%      1.82%
 Return after taxes on distributions
   and sale of fund shares                4.86%    1.69%      1.96%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)            4.91%    0.54%      8.74%
Lehman Brothers Aggregate Bond Index
 (Reflects no deductions for fees,
 expenses, or taxes)                      2.43%    5.87%      6.52%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                                 7.00%    2.43%      8.27%
Russell 1000 Value Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                   7.05%    5.28%     10.61%
Russell 1000 Growth Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                   5.26%   -3.58%      6.34%
Russell MidCap Growth Index (Reflects
 no deductions for fees, expenses, or
 taxes)                                  12.10%    1.38%      8.82%
MSCI EAFE Index (Reflects no deductions
 for fees, expenses, or taxes)           14.01%    4.94%      6.02%
Morningstar Large Blend Funds Average
 (Reflects no deductions for taxes)***    5.77%    0.50%      7.74%



  *Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.



 **The Fund's Custom Benchmark is comprised of 20% Lehman Brothers Aggregate
   Bond Index, 11.5% Russell 1000 Value Index, 18.5% S&P 500 Index, 18.5% Russell 1000 Growth Index, 15% Russell MidCap Growth Index and 16.5% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio All-Equity Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, 100% in stock funds by investing in the following Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities, in the target percentages indicated:


EQUITY
Equity Income Fund                        13%
Growth & Income Fund                      18%
Growth Fund                               28%
Aggressive Opportunities Fund             20%
International Fund                        21%


The Model Portfolio All-Equity Growth Fund has a 100% allocation to underlying Funds that invest, under normal circumstances, at least 80% of their assets in equity securities. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have a degree of volatility similar to the stock market.

The Model Portfolio All-Equity Growth Fund's assets are allocated among five Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S. and serves to further diversify the Fund.

SUITABILITY FOR INVESTORS--The significant allocation to stocks through the underlying Funds in which this Model Portfolio invests, and the inclusion of higher risk strategies mean the Model Portfolio All-Equity Growth Fund should be considered an aggressive investment. It may be suitable if you are an aggressive investor seeking the opportunity for capital appreciation, intend to invest for the long term (10 years or more), are seeking to maximize principal growth without regard to current income, and are willing to accept losses, which may be substantial, in the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets. Additionally, the Fund's investment in growth stock funds may expose it to greater price volatility over the short term.


Please see "Risks of Investing in the Funds" for additional information.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


The performance table also shows the returns for each period for the S&P 500 Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Russell 1000 Value Index, Russell 1000 Growth Index, and Russell MidCap Growth Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE Index, consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East. The Russell 1000 Value Index consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values.

The stocks are also members of the Russell 1000 Growth Index. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


For periods before December 4, 2000 when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.
[ALL EQUITY GROWTH FUND CHART]

2001                                                                            -11.13
2002                                                                            -24.07
2003                                                                             33.26
2004                                                                             10.30
2005                                                                              8.49


  Best Quarter           Worst Quarter
     18.63%                 -18.85%
 (2nd Qtr 2003)          (3rd Qtr 2001)


                               PERFORMANCE TABLE

                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                         5        SINCE
                             1 YEAR    YEARS    INCEPTION
                             ------   -------   ---------
Model Portfolio All-Equity
 Growth Fund (Return before
 taxes)                       8.49%    1.48%       0.47%*
 Return before taxes (after
   12/4/2000)                 8.49%    1.48%       2.15%
 Return after taxes
   on distributions           8.28%    0.88%       1.06%
 Return after taxes and
   distributions and sale
   of fund shares             5.71%    0.97%       1.23%
 S&P 500 Index (Reflects no
   deductions for fees,
   expenses, or taxes)        4.91%    0.54%      -1.03%
 MSCI EAFE Index (Reflects
   no deductions for fees,
   expenses, or taxes)       14.01%    4.94%       4.17%
 Custom Benchmark (Reflects
   no deductions for fees,
   expanses, or taxes)**      8.16%    0.99%      -1.64%
 Russell 1000 Value Index
   (Reflects no deductions
   for fees, expenses, or
   taxes)                     7.05%    5.28%       5.73%
 Russell 1000 Growth Index
   (Reflects no deductions
   for fees, expenses, or
   taxes)                     5.26%   -3.58%      -7.73%
 Russell MidCap Growth
   Index (Reflects no
   deductions for fees,
   expenses, or taxes)       12.10%    1.38%      -3.67%
 Morningstar Large Blend
   Funds Average (Reflects
   no deductions for
   taxes)***                  5.77%    0.50%      -0.56%



  *Shares of the Fund were offered beginning December 4, 2000. The information, for the Fund and its benchmark(s), for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 2000. After-tax performance is provided for periods after the Fund's registration date -- December 4, 2000.



 **The Fund's Custom Benchmark is comprised of 13% Russell 1000 Value Index, 18%
   S&P 500 Index, 28% Russell 1000 Growth Index, 20% Russell MidCap Growth Index and 21% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE MILESTONE FUNDS
--------------------------------------------------------------------------------

As a group, the Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund and Milestone 2040 Fund are known as the Milestone Funds. The Milestone Funds are designed to provide investors with assistance in building an investment program for retirement assets that offers asset allocation, fund selection, and rebalancing through a single fund based on a target retirement year. Each Fund invests in a professionally selected combination of equity and fixed income Funds that is believed to be appropriate given the time remaining until retirement. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Milestone Fund follows the basic strategies described below.

Seven of the eight Milestone Funds are designed for investors who expect to retire in or around the year designated in the Fund's name. For example, the Milestone 2020 Fund is designed for investors who expect to retire in or within a few years of the year 2020. These "dated" Funds are designed to "age" such that each Fund's asset allocation becomes more conservative as the designated year approaches. In this way, overall risk reduction is sought as the time remaining until retirement becomes shorter.

The Milestone Retirement Income Fund is designed for investors very close to or currently in retirement. This Fund maintains an asset allocation of approximately 30% in equity Funds and 70% in fixed income Funds. When the target asset allocation of a "dated" fund matches the Retirement Income Fund's target asset allocation, it is expected that management will recommend combining the assets of the dated Fund with the assets of the Milestone Retirement Income Fund within approximately one year, subject to applicable regulatory requirements.

INVESTMENT RISKS--The proportionate amount invested by a Milestone Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Milestone Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

ASSET ALLOCATION--The allocation of each Milestone Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund. Each Fund's equity allocation may consist of both domestic and foreign equity Funds. Each Fund's fixed income allocation will consist of at least one bond fund and may also include one or more short-duration bond funds for more conservative allocations.

VIA will adjust the asset allocation of each "dated" Milestone Fund to become more conservative as the designated year approaches. This reflects the importance of reducing investment risk as investors approach retirement. VIA has developed the following projected "aging" path to illustrate how the equity allocations of the dated Funds are expected to decline over time.

                 ALL "DATED" FUNDS FOLLOW THE SAME AGING PATH,
                           REGARDLESS OF TARGET YEAR.

                                                                            EQUITY EXPOSURE
                                                                            ---------------
35                                                                               90.00
30                                                                               90.00
25                                                                               85.00
20                                                                               80.00
15                                                                               72.50
10                                                                               65.00
5                                                                                50.00
Retirement                                                                       30.00
-5                                                                               30.00

By approximately June 30 of the year designated in each dated Fund's name, VIA expects to have reduced each Fund's equity allocation to approximately 30% and increased its fixed income allocation to approximately 70%.

The asset allocation of any Milestone Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between a Fund's equity allocation and its fixed income allocation. For example, the chart above indicates that when a Milestone Fund is 10 years away from its target date, 65% of assets are expected to be invested in equity Funds and 35% are expected to be invested in fixed income Funds.

If the weighted average return of its equity Fund holdings is 10% and the weighted average return of its fixed income holdings is 5%, the Fund's equity allocation will rise to 66% and its fixed income allocation will fall to 34%. If deviations from the allocations suggested by the chart are permitted to persist over long periods, the risk of a given Fund may differ from that suggested by the chart above. Therefore, VIA monitors the Funds' asset allocations on a daily basis and periodically will execute transactions as necessary to return the Milestone Funds to, or close to, the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.

Additionally, VIA may alter the amount allocated to the equity and fixed income asset classes of any Milestone Fund at its discretion subject to the supervision of the Board of Directors. However, target allocations of the broad based asset classes are expected to be substantially similar to the "aging" path and any significant deviations would only be temporary.


UNDERLYING FUND SELECTION--VIA selects equity and fixed income Funds to fulfill the asset class allocations of each Milestone Fund. Target Fund-level allocations as of the date of this prospectus are discussed in the following sections describing each Fund. In selecting Funds to fulfill asset class allocations, VIA will choose from the following candidate Vantagepoint Funds:


EQUITY FUNDS
-----------------------------------------------------
US Equity       VANTAGEPOINT EQUITY INCOME FUND
                VANTAGEPOINT 500 STOCK INDEX FUND
                VANTAGEPOINT GROWTH & INCOME FUND
                VANTAGEPOINT BROAD MARKET INDEX FUND
                VANTAGEPOINT GROWTH FUND
                VANTAGEPOINT MID/SMALL COMPANY INDEX
                  FUND
                VANTAGEPOINT AGGRESSIVE OPPORTUNITIES
                  FUND
FOREIGN EQUITY  VANTAGEPOINT OVERSEAS EQUITY INDEX
                  FUND
                VANTAGEPOINT INTERNATIONAL FUND

FIXED INCOME FUNDS
-----------------------------------------------------
US Bond         VANTAGEPOINT SHORT-TERM BOND FUND
                VANTAGEPOINT US GOVERNMENT SECURITIES
                  FUND
                VANTAGEPOINT CORE BOND INDEX FUND

VIA may, at its discretion, add additional Funds to the above-listed set of candidate Funds.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Milestone Funds that invest in the underlying Funds. VIA may alter the Fund-level allocation of a Milestone Fund at its discretion under the supervision of the Board of Directors.

VIA will alter the underlying Fund allocations of the dated Milestone Funds as time elapses towards the target year designated in the Fund's name. VIA can make changes by increasing or reducing the allocation to an underlying Fund, by removing underlying Funds, or by adding new underlying Funds from the candidate list. Additionally, VIA may also make discretionary changes to the underlying Fund allocations for reasons other than the passage of time. Reasons for discretionary changes to underlying Fund allocations include changes to the underlying Funds, such as a change in investment objective or investment strategy and VIA's assessments of market conditions and relative valuation.


VIA monitors the performance and underlying Fund allocation of each Milestone Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance Fund asset allocations.


REACHING THE TARGET DATE--Within approximately one year of each dated Fund reaching June 30 of the year designated in its name, management is expected to recommend, and the Vantagepoint Funds' Board of Directors may approve, combining the dated Fund with the Milestone Retirement Income Fund. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination for shareholders that are not investing in the Milestone Funds through a tax-advantaged retirement account.

Who should invest in the Milestone Funds?

In general, the Milestone Funds have been designed for investors who prefer to delegate most investment management tasks--such as portfolio construction, periodic rebalancing, and risk reduction as the anticipated year of retirement approaches--to investment professionals.

Which Milestone Fund is right for me?

The primary factor you should consider in selecting a Milestone Fund is the year in which you plan to retire and/or begin withdrawing assets. The Funds have been designed on the assumption that investors will begin withdrawing assets in the "target" year of the selected Fund. If the year in which you plan to retire and the year in which you plan to begin withdrawing are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when making your Fund selection decision.

You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting a Milestone Fund. You can lose money in any of the Milestone Funds, including the Milestone Retirement Income Fund. Choosing a Fund with an earlier "target" date than your anticipated retirement/withdrawal date is a more conservative investment decision, while choosing a Fund with a later target date is a more aggressive investment decision. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone Funds.

THE MILESTONE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE SOLUTION FOR ALL OF YOUR RETIREMENT SAVINGS NEEDS. SELECTING A MILESTONE FUND (OR ANY OF THE VANTAGEPOINT FUNDS) DOES NOT GUARANTEE THAT YOU WILL ACHIEVE ADEQUATE SAVINGS FOR RETIREMENT.


The Milestone Funds are managed by a team from VIA (the "Team"). The Team is responsible for the decisions related to fund allocation, fund rebalancing and portfolio optimization. The Team consists of Mr. Wayne Wicker, CFA, Mr. David Harkins, CFA, Mr. Timothy Sudol, CFA, and Mr. Lee Trenum, CFA. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.



Mr. Wicker, Chief Investment Officer and Senior Vice President, joined the Team and VIA in 2004. Prior to joining VIA, Mr. Wicker was Managing Director and Senior Portfolio Manager and Analyst at Cadence Capital Management LLC in Boston, Massachusetts. Each member of the Team has served as a portfolio manager of each Milestone Fund since January 2005. Mr. Harkins, Vice President, Equities, has served as Vice President, Director and Senior Analyst in the Investment Division of VIA for the last five years and has lead the Team for the last four years. Mr. Sudol, Fund Manager, has been with VIA for over 10 years and has served as an analyst on the Team for over five years. Mr. Trenum, Fund Manager, has served as an analyst on the Team since 2001 and prior to that served in ICMA Retirement Corporation's Investor Services Division.



The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


More information about the Milestone Funds and their investment objectives follows:

Milestone Retirement Income Fund

INVESTMENT OBJECTIVE--To seek to offer current income and opportunities for capital growth that have limited risk.

PRINCIPAL INVESTMENT STRATEGIES--To invest approximately 70% of the Fund's assets in fixed income funds and approximately 30% of the Fund's assets in equity funds by investing in the following Vantagepoint Funds in the approximate target percentages indicated:

             FIXED INCOME               TARGET
             ------------               ------
Short-Term Bond Fund                     35%
Core Bond Index Fund                     35%

EQUITY
Equity Income Fund                       10%
Growth & Income Fund                     15%
International Fund                        5%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approxi-mately one-third of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital. The Vantagepoint Short-Term Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone Retirement Income Funds's share price.

The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone Retirement Income Fund may be appropriate for you if you are very close to retirement or are already in retirement.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is also subject to all of the general risks of investing in the domestic and international stock markets.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2005                                                                             3.39
----                                                                             ----


 Best Quarter         Worst Quarter
    1.81%                -0.70%
(2nd Qtr 2005)       (1st Qtr 2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                              1
                                                            YEAR*
                                                           -------
Milestone Retirement Income Fund (Return before taxes)      3.39%
Return after taxes on distributions                         2.77%
Return after taxes and distributions and sale fund shares   2.28%
S&P 500 Index (reflects no deductions for fees, expenses,
 or taxes)                                                  4.91%
Lehman Brothers Aggregate Bond Index (reflects no
 deductions for fees, expenses, or taxes)                   2.43%
Custom Benchmark (Reflects no deductions for fees,
 expenses, or taxes)**                                      3.65%
Merrill Lynch 1-3 Government/Corporate Bond Index
 (reflects no deductions for fees, expenses, or taxes)      1.75%
Russell 1000 Value Index (reflects no deductions for
 fees, expenses, or taxes)                                  7.05%
MSCI EAFE Index (reflects no deductions for fees,
 expenses, or taxes)                                       14.01%
Morningstar Target Date 2000-2014 Funds Average***          3.69%



 *Shares of the Fund were offered beginning January 3, 2005.



 **The Fund's Custom Benchmark is comprised of 35% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 35% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 15% S&P 500 Index, and 5% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2010 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of Vantagepoint equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010. At the Fund's inception, approximately 50% of the Fund's assets were allocated to equity Funds and approximately 50% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2010, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Short-Term Bond Fund                   21.50%
Core Bond Index Fund                   30.50%

EQUITY
Equity Income Fund                     10.00%
Growth & Income Fund                   25.80%
Growth Fund                             4.50%
International Fund                      7.70%



The underlying Funds' fixed income holdings consist largely of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 21.50% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital. The Vantagepoint Short-Term Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone 2010 Fund's share price.


The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2010 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2010.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. The Fund is also subject to all of the general risks of investing in the domestic and international stock markets.


Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2005                                                                             4.65
----                                                                             ----


 Best Quarter         Worst Quarter
    2.29%                -1.20%
(3rd Qtr 2005)       (1st Qtr 2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                   1 YEAR*
                                                   -------
Milestone 2010 Fund (Return before taxes)           4.65%
Return after taxes on distributions                 4.10%
Return after taxes and distributions and sale
 fund shares                                        3.13%
S&P 500 Index (reflects no deductions for fees,
 expenses, or taxes)                                4.91%
Lehman Brothers Aggregate Bond Index (reflects no
 deductions for fees, expenses, or taxes)           2.43%
Custom Benchmark (Reflects no deductions for
 fees, expenses, or taxes)**                        4.56%
Merrill Lynch 1-3 Government/Corporate Bond Index
 (reflects no deductions for fees, expenses, or
 taxes)                                             1.75%
Russell 1000 Value Index (reflects no deductions
 for fees, expenses, or taxes)                      7.05%
Russell 1000 Growth Index (reflects no deductions
 for fees, expenses, or taxes)                      5.26%
MSCI EAFE Index (reflects no deductions for fees,
 expenses, or taxes)                               14.01%
Morningstar Target Date 2000-2014 Funds
 Average***                                         3.69%



  *Shares of the Fund were offered beginning January 3, 2005.



 **The Fund's Custom Benchmark is comprised of 21.50% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 30.50% Lehman Brothers Aggregate Bond Index, 10% Russell 1000 Value Index, 25.80% S&P 500 Index, 4.50% Russell 1000 Growth Index and 7.70% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2015 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015. At the Fund's inception, approximately 65% of the Fund's assets were allocated to equity Funds and approximately 35% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2015, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Short-Term Bond Fund                   11.00%
Core Bond Index Fund                   25.50%

EQUITY
Equity Income Fund                      9.10%
Growth & Income Fund                   30.60%
Growth Fund                             5.90%
Mid/Small Company Index Fund            6.30%
International Fund                     11.60%



The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 11% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital.


The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2015 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2015.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.


Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small-capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

(MILESTONE 2010 FUND BAR GRAPH)

2005                                                                             5.93
----                                                                             ----


 Best Quarter          Worst Quarter
     3.39%                -1.50%
(3rd Qtr 2005)        (1st Qtr 2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                  1 YEAR*
                                                  -------
Milestone 2015 Fund (Return before taxes)           5.93%
Return after taxes on distributions                 5.52%
Return after taxes and distributions and sale
 fund shares                                        3.99%
S&P 500 Index (reflects no deductions for fees,
 expenses, or taxes)                                4.91%
Lehman Brothers Aggregate Bond Index (reflects
 no deductions for fees, expenses, or taxes)        2.43%
Custom Benchmark (Reflects no deductions for
 fees, expenses, or taxes)**                        5.73%
Merrill Lynch 1-3 Government/Corporate Bond
 Index (reflects no deductions for fees,
 expenses, or taxes)                                1.75%
Russell 1000 Value Index (reflects no deductions
 for fees, expenses, or taxes)                      7.05%
Russell 1000 Growth Index (reflects no
 deductions for fees, expenses, or taxes)           5.26%
Dow Jones Wilshire 4500 Completion Index
 (reflects no deductions for fees, expenses, or
 taxes)                                            10.03%
MSCI EAFE Index (reflects no deductions for
 fees, expenses, or taxes)                         14.01%
Morningstar Target Date 2015-2029 Funds
 Average***                                         5.81%



  *Shares of the Fund were offered beginning January 3, 2005.



 **The Fund's Custom Benchmark is comprised of 11% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 25.50% Lehman Brothers Aggregate Bond Index, 9.10% Russell 1000 Value Index, 30.60% S&P 500 Index, 5.90% Russell 1000 Growth Index, 6.30% Dow Jones 4500 Completion Index and 11.60% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2020 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020. At the Fund's inception, approximately 72% of the Fund's assets were allocated to equity Funds and approximately 28% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2020, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Short-Term Bond Fund                    5.50%
Core Bond Index Fund                   22.75%

EQUITY
Equity Income Fund                      9.00%
Growth & Income Fund                   33.70%
Growth Fund                             6.45%
Mid/Small Company Index Fund            8.80%
International Fund                     13.80%



The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 5.50% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital.


The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2020 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2020.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Please see "Risk of Investing in the Funds" for additional information.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small-capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2005                                                                             6.48
----                                                                             ----


 Best Quarter        WORST QUARTER
    3.90%               -1.60%
                       (1ST QTR
(3RD QTR 2005)           2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                      1 YEAR*
                                                      -------
MILESTONE 2020 FUND (RETURN BEFORE TAXES)              6.48%
RETURN AFTER TAXES ON DISTRIBUTIONS                    6.11%
RETURN AFTER TAXES AND DISTRIBUTIONS AND SALE FUND
 SHARES                                                4.36%
S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
 EXPENSES, OR TAXES)                                   4.91%
LEHMAN BROTHERS AGGREGATE BOND INDEX
 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                                2.43%
CUSTOM BENCHMARK (REFLECTS NO DEDUCTIONS FOR FEES,
 EXPENSES, OR TAXES)**                                 6.22%
MERRILL LYNCH 1-3 GOVERNMENT/CORPORATE BOND INDEX
 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                                1.75%
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
 FEES, EXPENSES, OR TAXES)                             7.05%
RUSSELL 1000 GROWTH INDEX (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES, OR TAXES)                         5.26%
DOW JONES WILSHIRE 4500 COMPLETION INDEX (REFLECTS
 NO DEDUCTIONS FOR FEES, EXPENSES, OR TAXES)          10.03%
MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
 EXPENSES, OR TAXES)                                  14.01%
MORNINGSTAR TARGET DATE 2015-2029 FUNDS AVERAGE***     5.81%



  *Shares of the Fund were offered beginning January 3, 2005.



 **The Fund's Custom Benchmark is comprised of 5.50% Merrill Lynch 1-3 Year
   Government/Corporate Bond Index, 22.75% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 33.70% S&P 500 Index, 6.45% Russell 1000 Growth Index, 8.80% Dow Jones 4500 Completion Index and 13.80% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2025 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025. At the Fund's inception, approximately 80% of the Fund's assets were allocated to equity Funds and approximately 20% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2025, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Short-Term Bond Fund                    0.50%
Core Bond Index Fund                   20.25%

EQUITY
Equity Income Fund                      9.00%
Growth & Income Fund                   36.70%
Growth Fund                             6.95%
Mid/Small Company Index Fund           10.80%
International Fund                     15.80%



The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 0.50% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital.


The underlying Funds' equity holdings consist of large-, mid and small-capitalization U.S. stocks and large-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2025 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2025.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.



Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Merrill Lynch 1-3 Year Government/Corporate Bond Index, Russell 1000 Value Index, Russell 1000 Growth Index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell

1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small-capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2005                                                                             7.18
----                                                                             ----


 Best Quarter        WORST QUARTER
    4.40%               -1.80%
                       (1ST QTR
(3RD QTR 2005)           2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                 1 YEAR*
                                                 -------
Milestone 2025 Fund (Return before taxes)         7.18%
Return after taxes on distributions               6.86%
Return after taxes and distributions and sale
 fund shares                                      4.83%
S&P 500 Index (reflects no deductions for fees,
 expenses, or taxes)                              4.91%
Lehman Brothers Aggregate Bond Index (reflects
 no deductions for fees, expenses, or taxes)      2.43%
Custom Benchmark (Reflects no deductions for
 fees, expenses, or taxes)**                      6.74%
Merrill Lynch 1-3 Year Government/Corporate
 Index                                            1.75%
Russell 1000 Value Index (reflects no
 deductions for fees, expenses, or taxes)         7.05%
Russell 1000 Growth Index (reflects no
 deductions for fees, expenses, or taxes)         5.26%
Dow Jones Wilshire 4500 Completion Index
 (reflects no deductions for fees, expenses, or
 taxes)                                          10.03%
MSCI EAFE Index (reflects no deductions for
 fees, expenses, or taxes)                       14.01%
Morningstar Target Date 2015-2029 Funds
 Average***                                       5.81%



  * Shares of the Fund were offered beginning January 3, 2005.



 ** The Fund's Custom Benchmark is comprised of 0.50% Merrill Lynch 1-3 year
    Government/Corporate Bond Index, 20.25% Lehman Brothers Aggregate Bond Index, 9% Russell 1000 Value Index, 36.70% S&P 500 Index, 6.95% Russell 1000 Growth Index, 10.80% Dow Jones 4500 Completion Index and 15.80% MSCI EAFE Index.



    The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



*** This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2030 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030. At the Fund's inception, approximately 85% of the Fund's assets were allocated to equity Funds and approximately 15% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2030, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Core Bond Index Fund                   15.50%

EQUITY
Equity Income Fund                      8.10%
Growth & Income Fund                   38.35%
Growth Fund                             7.45%
Mid/Small Company Index Fund           12.80%
International Fund                     17.80%


The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2030 may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2030.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.


Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Russell 1000 Value Index, Russell 1000 Growth Index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small-capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

[MONEY MARKET FUND BAR GRAPH]

2005                                                                             7.68
----                                                                             ----


 Best Quarter        WORST QUARTER
    5.02%               -1.90%
                       (1ST QTR
(3RD QTR 2005)           2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                 1 YEAR*
                                                 -------
Milestone 2030 Fund (Return before taxes)         7.68%
Return after taxes on distributions               7.40%
Return after taxes and distributions and sale
 fund shares                                      5.16%
S&P 500 Index (reflects no deductions for fees,
 expenses, or taxes)                              4.91%
Lehman Brothers Aggregate Bond Index (reflects
 no deductions for fees, expenses, or taxes)      2.43%
Custom Benchmark (Reflects no deductions for
 fees, expenses, or taxes)**                      7.22%
Russell 1000 Value Index (reflects no
 deductions for fees, expenses, or taxes)         7.05%
Russell 1000 Growth Index (reflects no
 deductions for fees, expenses, or taxes)         5.26%
Dow Jones Wilshire 4500 Completion Index
 (reflects no deductions for fees, expenses, or
 taxes)                                          10.03%
MSCI EAFE Index (reflects no deductions for
 fees, expenses, or taxes)                       14.01%
Morningstar Target Date 2030+ Fund Average***     7.30%



  * Shares of the Fund were offered beginning January 3, 2005.



 ** The Fund's Custom Benchmark is comprised of 15.50% Lehman Brothers Aggregate
    Bond Index, 8.10% Russell 1000 Value Index, 38.35% S&P 500 Index, 7.45% Russell 1000 Growth Index, 12.80% Dow Jones 4500 Completion Index and 17.80% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



*** This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2035 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035. At the Fund's inception, approximately 90% of the Fund's assets were allocated to equity Funds and approximately 10% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2035, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Core Bond Index Fund                   10.50%

EQUITY
Equity Income Fund                      7.10%
Growth & Income Fund                   39.85%
Growth Fund                             7.95%
Mid/Small Company Index Fund           14.80%
International Fund                     19.80%


The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries. The Fund uses an Index Fund to achieve core equity exposure to small- and mid-capitalization U.S. stocks.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.


PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.



Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Russell 1000 Value Index, Russell 1000 Growth Index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small- capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


[FUND BAR CHART]

2005                                                                             8.13
----                                                                             ----


 Best Quarter          Worst Quarter
     5.32%                -2.00%
(3rd Qtr 2005)        (1st Qtr 2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                 1 YEAR*
                                                 -------
Milestone 2035 Fund (Return before taxes)         8.13%
Return after taxes on distributions               7.88%
Return after taxes and distributions and sale
 fund shares                                      5.46%
S&P 500 Index (reflects no deductions for fees,
 expenses, or taxes)                              4.91%
Lehman Brothers Aggregate Bond Index (reflects
 no deductions for fees, expenses, or taxes)      2.43%
Custom Benchmark (Reflects no deductions for
 fees, expenses, or taxes)**                      7.51%
Russell 1000 Value Index (reflects no
 deductions for fees, expenses, or taxes)         7.05%
Russell 1000 Growth Index (reflects no
 deductions for fees, expenses, or taxes)         5.26%
Dow Jones Wilshire 4500 Completion Index
 (reflects no deductions for fees, expenses, or
 taxes)                                          10.03%
MSCI EAFE Index (reflects no deductions for
 fees, expenses, or taxes)                       14.01%
Morningstar Target Date 2030+ Funds Average**     7.30%



  *Shares of the Fund were offered beginning January 3, 2005.



 **The Fund's Custom Benchmark is comprised of 10.50% Lehman Brothers Aggregate
   Bond Index, 7.10% Russell 1000 Value Index, 39.85% S&P 500 Index, 7.95% Russell 1000 Growth Index, 14.80% Dow Jones 4500 Completion Index and 19.80% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



***This is a group of funds with investment objectives similar to those of the Fund.

Milestone 2040 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040. At the Fund's inception, approximately 90% of the Fund's assets were allocated to equity Funds and approximately 10% were allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds is decreased and the Fund's allocation to fixed income Funds is increased so that by June 30 of the year 2040, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.



The asset class allocations are fulfilled with the following Funds in the approximate target percentages indicated as of the date of this prospectus:



            FIXED INCOME               TARGET
            ------------               ------
Core Bond Index Fund                   10.00%

EQUITY
Equity Income Fund                      7.00%
Growth & Income Fund                   40.00%
Growth Fund                             8.00%
Mid/Small Company Index Fund           15.00%
International Fund                     20.00%


The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries. The Fund uses an Index Fund to achieve core equity exposure to small- and mid-capitalization U.S. stocks.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2040 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2040.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.


Please see "Risks of Investing in the Funds" for additional information.



PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



The performance table also shows the returns for the S&P 500 Index and Lehman Brothers Aggregate Bond Index as well as for the Fund's Custom Benchmark which is comprised of the above-referenced indexes as well as the Russell 1000 Value Index, Russell 1000 Growth index, Dow Jones Wilshire 4500 Completion Index and the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Aggregate Bond Index consists of investment grade U.S. fixed income securities. The Russell 1000 Value index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with lower price to book ratios and lower forecasted growth values. The Dow Jones Wilshire 4500 Completion Index consists of all of the stocks in the Dow Jones Wilshire 5000 Composite Index except for those included in the S&P 5000 Index and represents mid-and small-capitalization companies. The MSCI EAFE Index consists of approximately 1,100 securities listed on the stock exchange of developed markets of countries in Europe, Australasia, and the Far East. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.


[MONEY MARKET FUND BAR GRAPH]

2005                                                                             8.14
----                                                                             ----


 Best Quarter         Worst Quarter
    5.32%                -2.00%
(3rd Qtr 2005)       (1st Qtr 2005)



                               PERFORMANCE TABLE


                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2005)



                                                 1 YEAR*
MILESTONE 2040 FUND (RETURN BEFORE TAXES)         8.14%
RETURN AFTER TAXES ON DISTRIBUTIONS               7.84%
RETURN AFTER TAXES AND DISTRIBUTIONS AND SALE
 FUND SHARES                                      5.47%
S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
 EXPENSES, OR TAXES)                              4.91%
LEHMAN BROTHERS AGGREGATE BOND INDEX (REFLECTS
 NO DEDUCTIONS FOR FEES, EXPENSES, OR TAXES)      2.43%
CUSTOM BENCHMARK (REFLECTS NO DEDUCTIONS FOR
 FEES, EXPENSES, OR TAXES)**                      7.51%
RUSSELL 1000 VALUE INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES, OR TAXES)         7.05%
RUSSELL 1000 GROWTH INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES, OR TAXES)         5.26%
DOW JONES WILSHIRE 4500 COMPLETION INDEX
 (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES, OR
 TAXES)                                          10.03%
MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
 FEES, EXPENSES, OR TAXES)                       14.01%
MORNINGSTAR TARGET DATE 2030+ FUNDS AVERAGE***    7.30%



  * Shares of the Fund were offered beginning January 3, 2005.



 ** The Fund's Custom Benchmark is comprised of 10% Lehman Brothers Aggregate
    Bond Index, 7% Russell 1000 Value Index, 40% S&P 500 Index, 8% Russell 1000 Growth Index, 15% Dow Jones 4500 Completion Index and 20% MSCI EAFE Index. The construction of the custom benchmark corresponds to the percentage allocation to the corresponding underlying Fund. As the percentage allocation to the underlying Funds changes, the percentage allocation to the corresponding underlying benchmark will also change.



*** This is a group of funds with investment objectives similar to those of the Fund.

FEE TABLES
--------------------------------------------------------------------------------

Fees and Expenses of the Funds

The purpose of the following tables is to help you understand the various costs that you, as a shareholder, will bear directly or indirectly when you invest in The Vantagepoint Funds.

This table describes the fees and expenses that you pay if you buy and hold shares of a Fund.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)

Maximum Sales Charge
  (Load) Imposed on
  Purchases                     None
Maximum Deferred Sales
  Charge (Load)                 None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends
  (and other
  Distributions)                None


The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund based upon amounts incurred during each Fund's most recent fiscal year. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and are factored into any quoted share price or investment return. If you invest in the Funds through the Vantagepoint Elite program or an IRA account, other fees may apply.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                      TOTAL
                                                              MANAGEMENT   SUBADVISER    OTHER     ANNUAL FUND
                   ACTIVELY MANAGED FUNDS                        FEE          FEES      EXPENSES    EXPENSES
                   ----------------------                     ----------   ----------   --------   -----------
Money Market(1)                                                 0.10%           --       0.54%        0.64%
Short-Term Bond                                                 0.10%        0.13%       0.42%        0.65%
US Government Securities                                        0.10%        0.06%       0.43%        0.59%
Asset Allocation                                                0.10%        0.23%       0.42%        0.75%
Equity Income                                                   0.10%        0.37%       0.42%        0.89%
Growth & Income                                                 0.10%        0.30%       0.42%        0.82%
Growth(2)                                                       0.10%        0.41%(3)    0.41%        0.92%
Aggressive Opportunities                                        0.10%        0.51%(3)    0.45%        1.06%
International                                                   0.10%        0.53%(3)    0.51%        1.14%
INDEX FUNDS
Core Bond Index
 Class I                                                        0.05%        0.02%       0.38%        0.45%
 Class II(4)                                                    0.05%        0.02%       0.18%        0.25%
500 Stock Index
 Class I                                                        0.05%        0.02%       0.39%        0.46%
 Class II(4)                                                    0.05%        0.02%       0.19%        0.26%
Broad Market Index
 Class I                                                        0.05%        0.02%       0.38%        0.45%
 Class II(4)                                                    0.05%        0.02%       0.18%        0.25%
Mid/Small Co. Index
 Class I                                                        0.05%        0.05%       0.42%        0.52%
 Class II(4)                                                    0.05%        0.05%       0.22%        0.32%
Overseas Equity Index
 Class I                                                        0.05%        0.09%       0.81%        0.95%
 Class II(4)                                                    0.05%        0.09%       0.61%        0.75%



                                                           Other Expenses
                                                  ---------------------------------     TOTAL                       NET TOTAL
                                                  UNDERLYING      ALL       TOTAL      ANNUAL      FEE WAIVERS       ANNUAL
                                     MANAGEMENT      FUND        OTHER      OTHER     OPERATING       AND/OR          FUND
                                        FEE       EXPENSES(5)   EXPENSES   EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES(6)
                                     ----------   -----------   --------   --------   ---------   --------------   -----------
Model Portfolio Funds
Model Portfolio Savings Oriented       0.10%         0.65%       0.06%      0.71%       0.81%          0.00%          0.81%
Model Portfolio Conservative Growth    0.10%         0.72%       0.05%      0.77%       0.87%          0.00%          0.87%
Model Portfolio Traditional Growth     0.09%(3)      0.81%       0.04%      0.85%       0.94%          0.00%          0.94%
Model Portfolio Long-Term Growth       0.09%(3)      0.88%       0.04%      0.92%       1.01%          0.00%          1.01%
Model Portfolio All-Equity Growth      0.10%         1.00%       0.06%      1.06%       1.16%          0.00%          1.16%
Milestone Funds
Milestone Retirement Income            0.10%         0.66%       1.11%      1.77%       1.87%         -1.06%          0.81%
Milestone 2010                         0.10%         0.71%       0.53%      1.24%       1.34%         -0.48%          0.86%
Milestone 2015                         0.10%         0.74%       0.38%      1.12%       1.22%         -0.33%          0.89%
Milestone 2020                         0.10%         0.76%       0.58%      1.34%       1.44%         -0.53%          0.91%
Milestone 2025                         0.10%         0.78%       0.82%      1.60%       1.70%         -0.77%          0.93%
Milestone 2030                         0.10%         0.80%       1.66%      2.46%       2.56%         -1.61%          0.95%
Milestone 2035                         0.10%         0.82%       3.44%      4.26%       4.36%         -3.39%          0.97%
Milestone 2040                         0.10%         0.82%       5.44%      6.26%       6.36%         -5.39%          0.97%



(1) Shareholders of the Money Market Fund indirectly pay the expenses of the Short-Term Investments Trust Liquid Assets Portfolio in which the Money Market Fund invests. These amounts reflect the expenses of both the Money Market Fund and the Short-Term Investments Trust Liquid Assets Portfolio.



(2) VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.



(3) These fees have been restated to reflect current fees.



(4) Please see "Purchases, Exchanges, and Redemptions--Purchases" for the eligibility criteria for Class II shares.



(5) Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The figures shown here include an estimate of this indirect expense, based upon each underlying Fund's current expense ratio and the approximate target percentages that VIA expects to allocate to each underlying Fund. The Underlying Fund Expenses may change over time and will differ depending on a Model Portfolio or Milestone Fund's asset allocation in the underlying Vantagepoint Funds.



(6) VIA contractually has agreed with respect to each Milestone Fund to waive fees and/or reimburse expenses of the Milestone Fund until April 30, 2007 to limit each Fund's total fund operating expenses to the following percentages: Milestone Retirement Income Fund--0.81%; Milestone 2010 Fund--0.88%; Milestone 2015 Fund--0.91%; Milestone 2020 Fund--0.93%;
    Milestone 2025 Fund--0.95%; Milestone 2030 Fund--0.97%; Milestone 2035 Fund--0.99%; and Milestone 2040 Fund--0.99%. There is no guarantee that the waivers and/or reimbursements will continue after April 30, 2007.

Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that contractual fee waivers and/or reimbursements shown in the previous fee table for the Milestone Funds expire April 30, 2007 and are only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:



           ACTIVELY MANAGED FUNDS              1 YR    3 YRS    5 YRS    10 YRS
           ----------------------              -----   ------   ------   ------
Money Market+                                  $ 66    $  205   $  358   $  800
Short-Term Bond                                $ 67    $  209   $  363   $  812
US Government Securities                       $ 60    $  190   $  330   $  740
Asset Allocation                               $ 77    $  241   $  418   $  933
Equity Income                                  $ 91    $  285   $  495   $1,100
Growth & Income                                $ 84    $  263   $  457   $1,017
Growth                                         $ 94    $  295   $  511   $1,135
Aggressive Opportunities                       $109    $  339   $  587   $1,299
International                                  $117    $  364   $  631   $1,392
INDEX FUNDS
Core Bond Index
  Class I                                      $ 46    $  145   $  253   $  568
  Class II *                                   $ 26    $   81   $  141   $  318
500 Stock Index
  Class I                                      $ 47    $  148   $  258   $  580
  Class II *                                   $ 27    $   84   $  146   $  331
Broad Market Index
  Class I                                      $ 46    $  145   $  253   $  568
  Class II *                                   $ 26    $   81   $  141   $  318
Mid/Small Co. Index
  Class I                                      $ 53    $  167   $  291   $  654
  Class II *                                   $ 33    $  103   $  180   $  406
Overseas Equity Index
  Class I                                      $ 97    $  304   $  528   $1,171
  Class II *                                   $ 77    $  241   $  418   $  933
MODEL PORTFOLIO FUNDS**
Model Portfolio Savings Oriented               $ 83    $  260   $  451   $1,005
Model Portfolio Conservative Growth            $ 89    $  279   $  484   $1,076
Model Portfolio Traditional Growth             $ 96    $  301   $  522   $1,159
Model Portfolio Long-Term Growth               $104    $  323   $  560   $1,241
Model Portfolio All-Equity Growth              $119    $  370   $  642   $1,415
MILESTONE FUNDS**
Milestone Retirement Income Fund               $ 83    $  489   $  919   $2,118
Milestone 2010 Fund                            $ 88    $  379   $  692   $1,579
Milestone 2015 Fund                            $ 91    $  356   $  642   $1,455
Milestone 2020 Fund                            $ 93    $  406   $  741   $1,687
Milestone 2025 Fund                            $ 95    $  464   $  857   $1,957
Milestone 2030 Fund                            $ 97    $  650   $1,229   $2,801
Milestone 2035 Fund                            $ 99    $1,032   $1,974   $4,373
Milestone 2040 Fund                            $ 99    $1,445   $2,750   $5,844



 + Reflects the expenses of both the Money Market Fund and the Short-Term
   Investments Trust Liquid Assets Portfolio.


 * Amounts shown are equivalent to the total expenses that will be paid by Class II shareholders. Please see "Purchases, Exchanges, and
   Redemptions--Purchases" for the eligibility criteria for Class II shares.

** Reflects an estimate of the indirect expenses of the underlying Funds.

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio and Milestone Funds are subject to a number of risks that may affect the value of their shares and, therefore, impact the Model Portfolio and Milestone Funds. Also with respect to the Model Portfolio and Milestone Funds, the proportionate amount invested by a Model Portfolio or Milestone Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with such Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while taking a temporary defensive position.

I. Stock Market Risk


Stock market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.


To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS

                                  (1926-2005)



                       1 YEAR   5 YEARS   10 YEARS   20 YEARS
                       ------   -------   --------   --------
Best                   53.99%    28.55%    20.06%     17.87%
Worst                  -43.34%  -12.47%    -0.89%      3.11%
Average                12.30%    10.47%    11.20%     11.42%


The S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility and risk of loss. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index.

II. Foreign Securities Risk

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, operational uncertainties, differing accounting and financial reporting standards, limited availability of information and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments.

These risk factors may be even more prevalent in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries.


Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.


III. Interest Rate Risk

Bonds also experience market risk as a result of changes in interest rates. The general rule is that if interest rates rise, bond prices will fall and so will the fund's share price. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as to corporate securities.


A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. Because of their very short-term nature, money market instruments carry less interest rate risk.


Mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Additionally, mortgage securities are exposed to spread risk which is the possibility that the yield demanded by investors will rise relative to Treasury yields.

IV. Credit Risk


Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard & Poor's Rating Group are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk. Of course, bonds with lower credit ratings generally pay a higher level of income to investors. The financial stability of issuers in foreign countries may be more precarious than in the United States. As a result, credit risks may be greater with issuers of foreign debt securities.


V. Objective/Style Risk

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a Fund with a specific style you would be exposed to this risk.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if VIA or a Fund's subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

VI. Manager Risk

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

VII. Derivative Securities Risk


Futures, option contracts and swap agreements are considered derivative investments, since their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivatives that a Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.


VII. Asset Allocation Risk

All of the Model Portfolio and Milestone Funds are subject to asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective.

CERTAIN INVESTMENT LIMITATIONS OF THE FUNDS
----------------------------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the Statement of Additional Information for other investment limitations and restrictions. Some of these limitations are that a Fund will not:

(a) with respect to 75% (100% for the Money Market Fund) of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund; or to the extent that the applicable benchmark for an Index Fund does not meet this standard; or to the extent that an underlying Fund, in which a Milestone Fund invests, concentrates in a single industry);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser of The Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to investment advisory agreements with The Vantagepoint Funds. VIA, a registered investment adviser, is a wholly-owned subsidiary of the ICMA Retirement Corporation ("ICMA-RC"). ICMA-RC has been registered as an investment adviser since 1983. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities establish and maintain deferred compensation and qualified retirement plans for their public sector employees. ICMA-RC's primary advisory client is the Trust (previously known as the ICMA Retirement Trust), which was formed to invest the assets of the retirement plans administered by ICMA-RC on a commingled basis.


As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. The subadvisers are retained with the assistance of VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA selects the Vantagepoint Funds in which the Model Portfolio and Milestone Funds invests.


The Funds pay VIA and their subadvisers fees for managing the Funds' investments that are calculated as a percentage of a Fund's assets under management. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended December 31, 2005:



                                    ADVISORY FEE
                                        PAID
                                  AS A PERCENTAGE
                                   OF AVERAGE NET
             FUNDS                     ASSETS
             -----                ---------------
Money Market                            0.10%
Short-Term Bond*                        0.23%
US Government Securities*               0.16%
Asset Allocation*                       0.33%
Equity Income*                          0.47%
Growth & Income*                        0.40%
Growth*                                 0.53%
Aggressive Opportunities*               0.77%
International*                          0.66%
Core Bond Index*                        0.07%
500 Stock Index*                        0.07%
Broad Market Index*                     0.07%
Mid/Small Company Index*                0.10%
Overseas Equity Index*                  0.14%
Model Portfolio Savings Oriented        0.10%
Model Portfolio Conservative
  Growth                                0.10%
Model Portfolio Traditional
  Growth                                0.10%
Model Portfolio Long-Term Growth        0.10%
Model Portfolio All-Equity
  Growth                                0.10%
Milestone Retirement Income             0.10%
Milestone 2010                          0.10%
Milestone 2015                          0.10%
Milestone 2020                          0.10%
Milestone 2025                          0.10%
Milestone 2030                          0.10%
Milestone 2035                          0.10%
Milestone 2040                          0.10%



*   Consists of advisory fee plus the appropriate subadviser fee, if applicable.


The advisory and subadvisory fees charged can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services."


VIA has contractually agreed with respect to each Milestone Fund to waive and/or reimburse certain expenses of the Milestone Fund until April 30, 2007 to limit each Fund's annual fund operating expenses to the following: Milestone Retirement Income Fund--0.81%; Milestone 2010 Fund--0.88%; Milestone 2015 Fund--0.91%; Milestone 2020 Fund--0.93%; Milestone 2025 Fund--0.95%; Milestone 2030 Fund--0.97%; Milestone 2035 Fund--0.99%; and Milestone 2040 Fund--0.99%.
There is no guarantee that these waivers and/or reimbursements will continue after April 30, 2007. In addition, with respect to the Model Portfolio and Milestone Funds, VIA receives fees from both the Model Portfolio and Milestone Funds as well as from the underlying Vantagepoint Funds in which they invest.



VIA oversees the subadvisers and recommends to the Funds' Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may change subadvisers with the approval of the Funds' Board of Directors and upon notice to shareholders.


Shareholder approval of a change in subadvisory arrangements is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that were previously approved by shareholders. Shareholders of the following Funds have previously approved the maximum aggregate advisory fees set forth below:

                                      MAXIMUM
                                     AGGREGATE
                                      ADVISORY
               FUND                     FEE
               ----                  ---------
Money Market                            0.29%
US Government Securities                0.32%
Asset Allocation                        0.49%
Equity Income                           0.53%
Growth & Income                         0.56%
Growth                                  0.54%
Aggressive Opportunities                0.95%
International                           0.73%
Core Bond Index                         0.23%
500 Stock Index                         0.20%
Broad Market Index                      0.23%
Mid/Small Company Index                 0.25%
Overseas Equity Index                   0.40%

Because the rate of fees payable and the amount of assets allocated to the different subadvisers of each subadvised Fund vary, the aggregate advisory fees that may be paid by a Fund having more than one subadviser will vary from time to time, due to increases or decreases in the market value of the separate portions of the Fund's portfolio managed by each subadviser. Variations in the aggregate amount of advisory fees paid also may result from decisions made by VIA to reallocate cash among the respective subadvisers of a Fund. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any subadviser.


From time to time VIA may recommend to the Funds' Board of Directors that a subadviser be terminated and replaced with another subadviser. VIA may also recommend to the Board that a portion of a Fund's assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds' Board of Directors.


A discussion regarding the basis for the approval by the Board of Directors of the investment advisory and subadvisory agreements for the Funds is available in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange ("NYSE") is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the NYSE is suspended.


SHARE ACCOUNTING FOR ALL FUNDS
----------------------------------------------------

A share of a Fund represents a dollar-weighted proportional ownership interest in that Fund. The Funds do not issue share certificates.

The price of a share is known as its net asset value or NAV. The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day's NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds."

VALUATION OF THE FUNDS'
INVESTMENT SECURITIES
----------------------------------------------------

MODEL PORTFOLIO AND MILESTONE FUNDS--Each Model Portfolio and Milestone Fund's NAV is calculated based upon the NAVs of the underlying Vantagepoint Funds in which it invests.

OTHER VANTAGEPOINT FUNDS--Investment securities held by the Funds are valued each business day at their current market value.

Each Fund normally obtains market values for its securities from independent pricing services that use reported last sale prices, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value in accordance with procedures adopted by the Funds' Board of Directors. The Board of Directors has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Pricing Committee. Determinations of the Pricing Committee are subject to review by the Board of Directors at its next scheduled meeting after the fair valuations are determined.

Each Fund normally uses the amortized cost method to value fixed income securities that will mature in 60 days or less.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates.

A Fund may own securities that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to buy or sell shares of the Fund.

Securities issued by open-end investment companies held by a Fund will be valued using the respective NAV of such investment companies for purchase and/or redemption orders placed on that day.

For the Short-Term Investments Trust Liquid Assets Portfolio in which the Money Market Fund invests, NAV is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of a fund's debt securities and assumes a steady increase (decrease) in value until maturity.

Each Fund expects to price most of its securities based on current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities may be valued based upon appraisals derived from information concerning the security or similar securities received from broker-dealer supplied quotations or valuations. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event has occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund's NAV calculation.


USE OF FAIR VALUE PRICING SERVICE FOR CERTAIN FOREIGN EQUITY SECURITIES--For foreign equity securities that are principally traded in markets outside North and South America the Funds' Board of Directors approved the use of a third party fair valuation model ("FVIS") to provide fair value prices. The FVIS uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. The Funds' Board has approved use of the fair value prices provided through the FVIS service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the Funds that are principally traded in markets outside North and South America. In the event prices for such a foreign security are not available through the FVIS or another fair value pricing service approved by the Board, the security may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security determined in accordance with the Funds' valuation procedures.


RISKS OF FAIR VALUE PRICING--Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. As discussed above, fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

REINVESTMENT OF EARNINGS
----------------------------------------------------


All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares with the exception of Vantagepoint Elite shareholders, who may elect to receive cash dividends.


PRICING AND TIMING OF TRANSACTIONS
----------------------------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds' transfer agent receives the transaction request in good order. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time -- at that day's closing price. If a transaction request is received in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern Time) to receive that day's NAV. Each Fund calculates its NAV at the close of each business day.


REPORTING TO INVESTORS
----------------------------------------------------


Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. Call the toll-free Investor Services line at 1-800-669-7400 or contact the Funds at InvestorServices@icmarc.org immediately if you see any errors or discrepancies.



For transactions for which you receive confirmation statements, if you notify us of an error within 30 days of the confirmation date, we will correct the transaction. For transactions for which you receive a quarterly statement, if you notify us of an error within 90 days of the end of the quarter in which the error occurred, we will correct the transaction.


PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
----------------------------------------------------

The Funds are open for investment by, but not limited to, the following: (i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (iv) persons participating in the VantageCare Retirement Health Savings Plan; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; (vii) Directors of The Vantagepoint Funds; and (viii) ICMA-RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

The Funds, other than the Money Market, Model Portfolio and Milestone Funds, are also available for investment by other Vantagepoint Funds.

Class I shares of the Index Funds are available to IRAs and other individual accounts and to any public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by ICMA-RC and (ii) investing in the applicable Index Fund directly or investing in such Index Fund indirectly through the Trust or the VantageTrust Index Funds.

Class II shares are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform (described below) and (i) has total assets in excess of $20 million administered by ICMA-RC or (ii) has other qualifying characteristics as described below. All public sector employee benefit plans sponsored by the same or a related public employer may be aggregated for purposes of qualifying for Class II shares.

Other public sector employee benefit plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as "deemed (or Sidecar) IRAs," may also qualify for Class II shares as determined in accordance with guidelines approved by the Board of Directors from time to time and listed in the Funds' SAI.


EZLink is an Internet platform provided by ICMA-RC for on-line retirement plan administra-tion services for plan sponsors. EZLink provides easy, efficient, and secure access to plan information as well as a secure platform for submitting transactions without the delays and quality deficiencies associated with the mailing and handling of paper documents.


There are no minimum investment amounts (except for Vantagepoint Elite investors--see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Vantagepoint Funds. Certain employee benefit plans may impose their own minimums.


The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds.

PURCHASES--VANTAGEPOINT ELITE
----------------------------------------------------

Shares of The Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by ICMA-RC accountholders or on behalf of a minor if the custodian is an ICMA-RC accountholder. An initial contribution by the accountholder of $5,000 is necessary in order to open a Vantagepoint Elite account. A minimum initial investment of $5,000 by the Vantagepoint Elite investor in a Vantagepoint Fund is required. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in minimum amounts of $200. There are no front-end sales charges, deferred sales charges or back-end sales charges. Other transaction fees may apply. Ineligible Vantagepoint Elite investments will be returned promptly upon detection and the Fund will retain any earnings on such accounts and the ineligible investor will bear any losses. For more information about opening a Vantagepoint Elite account please call 1-800-669-7400 or contact the Fund at InvestorServices@icmarc.org.

PURCHASES BY EMPLOYEE
BENEFIT PLANS
----------------------------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.


Investors may submit purchase orders to the Funds through payroll deduction or from other retirement plans as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive payments by wire. Investment detail must be submitted electronically via EZ-Link.



Purchase orders received in "good order" prior to the close of business of the NYSE (normally 4 p.m. Eastern Time) on any business day are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.



Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to The Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable The Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the investor.


With respect to purchases made through VantageTrust, or by certain employee benefit plans and other types of omnibus accounts, other procedures may apply as to the delivery of purchase instructions.

EXCHANGES AND ALLOCATIONS
AMONG FUNDS
----------------------------------------------------


Investors may submit exchange requests daily through the Funds' website (http://www.icmarc.org), or by telephone exclusively through the VantageLine phone system at 1-800-669-7400. Remember that an exchange is a two-part transaction - a redemption of shares in one Fund and a purchase of shares in another Fund.



Exchange requests received in good order prior to close of business on the NYSE (normally 4:00 p.m. Eastern Time) on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.


The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.


Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.


EXCHANGES--INDEX FUNDS
----------------------------------------------------

Class I shares of each Index Fund may be exchanged for Class II shares of that Index Fund provided that purchase eligibility requirements for Class II shares are satisfied by the holder of Class I shares. Class I shares of a particular Index Fund also may be exchanged into Class I shares of any other Index Fund. In addition, Class I shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act.

Class II shares of each Index Fund may not be exchanged for Class I shares of that or any other Index Fund, except as provided in "Index Funds--Conversions" below. Class II shares of a particular Index Fund may be exchanged into Class II shares of any other Index Funds. In addition, Class II shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act. Such other Vantagepoint Funds may only have one share class available that have higher expense ratios than Class II shares.


EXCHANGES--VANTAGEPOINT ELITE

----------------------------------------------------


Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors may exchange shares on any business day by Account Access, mail or telephone via VantageLine at 1-800-669-7400. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). Additional transaction fees may apply.


Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

EXCHANGES BY TELEPHONE
----------------------------------------------------


Investors may make daily exchanges through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.


VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.


Should the VantageLine service or the "800" number become unavailable, transactions may be made through the Funds' ICMA-RC's website, as described below, or by express mail at the shareholders' expense (see back cover for the Funds' address).



INTERNET ACCESS

----------------------------------------------------


The Funds maintain a home page on the Internet. The address is http://www.icmarc.org. Information available from the site's "Account Access" feature includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via Account Access. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.



Account Access is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, Account Access may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.


CONVERSIONS--INDEX FUNDS
----------------------------------------------------

Each Index Fund will convert Class I shares into Class II shares effective the first day of the quarter following the quarter during which, based on asset levels at the end of the most recently completed quarter, an investor meets the eligibility criteria outlined in "Purchases, Exchanges, and Redemptions -- Purchases." Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

Each Index Fund may convert Class II shares into Class I shares if an investor no longer meets the eligibility criteria outlined in "Purchases, Exchanges, and Redemptions -- Purchases." Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

PURCHASES BY IRA INVESTORS
----------------------------------------------------

PAYROLL DEDUCTION IRAS


Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via the IRA Wizard through the Funds' website. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."


NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS
----------------------------------------------------

Shares may be redeemed on any business day, subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended, on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING


Complete the appropriate form, indicating:



- Name of retirement plan, if applicable;



- Your name and address;



- The Fund's name;



- Your social security number;



- The dollar amount or number of shares to be redeemed;



- How assets are to be distributed (by mail or by wire); and


- If funds are to be distributed by wire, wire instructions.


The appropriate form may be obtained by contacting Investor Services at 1-800-669-7400.


A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

REDEMPTIONS--VANTAGEPOINT ELITE
----------------------------------------------------

A Vantagepoint Elite investor may redeem shares on any business day by mail or telephone. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

----------------------------------------------------


The Funds discourage short-term or frequent trading, often referred to as "market timing," in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Funds or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Funds are intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Funds and their long-term shareholders as described below.



FREQUENT TRADING GENERALLY--The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:



The following trading practices generally will result in the Funds taking action as described under "Consequences of Frequent Trading" below: 1) three or more "roundtrips" in the same Fund within any rolling 90 day period or 2) ten or more "roundtrips" in the same Fund within any rolling 365 day period. A "roundtrip" is a purchase of a Fund's shares followed by a redemption of the same Fund's shares during the relevant period. For example, three purchases and three redemptions must occur within a 90 day period or ten purchases and ten redemptions must occur within a 365 day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).



The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors and/or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.



Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds' restrictions on frequent trading. These transactions include but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor, and (6) transfers of assets that are non-investor driven.


RISKS OF FREQUENT TRADES FOR THE FUNDS--Depending on various factors, including the size of a Fund, the nature of the Fund's portfolio holdings, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may:

     - interfere with the efficient management of a Fund's portfolio,

     - increase a Fund's transaction costs, administrative costs or taxes, that are borne by all shareholders, including long-term investors that do not trade frequently,

     - impact Fund performance, and/or

     - otherwise be detrimental to the interests of a Fund and its shareholders.

In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund's shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund's portfolio holdings and the reflection of that change in the Fund's NAV. This is sometimes called "arbitrage market timing." Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund's portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that have a significant portion of their assets invested in small-cap securities and other types of investments that may not trade frequently.

Please see "Valuation of the Funds' Investment Securities" for more information.


CONSEQUENCES OF FREQUENT TRADING FOR INVESTORS--Although the Funds, their investment adviser and their transfer agent endeavor to apply the Funds' frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, their investment adviser and their transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds' frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders. Accordingly, if the Funds' investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken:



Account Monitoring and Shareholder Communications--The Funds and their service providers may increase the monitoring of the investor's account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.



Barring Future Purchases--The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor's future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases and/or the method by which the investor may request future purchases and redemptions.



Rejecting, Canceling and Revoking Purchases and Exchanges--The Funds' investment adviser and/or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds' frequent trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds' transfer agent effective the next business day following receipt by the Funds.



STEPS TO REDUCE FREQUENT TRADING--From time to time, the Funds' investment adviser and/or transfer agent may use several methods in an effort to reduce the risks of harmful frequent trading. These may include one or more of the following:



     (1) reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;



     (2) refusing, barring, or otherwise limiting purchase orders;



     (3) closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;



     (4) imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see below); and

     (5) using a third party fair valuation model to provide fair value prices for certain foreign equity securities.



The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management's judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.



LIMITATIONS ON THE EFFECTIVENESS OF FREQUENT TRADING POLICY--The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected and prevented or that the Funds or their service providers will be able to completely eliminate, reduce or deter harmful frequent trading activities. The Funds reserve the right to amend their frequent trading policy and procedures at any time.


TRADING THROUGH INTERMEDIARIES--You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are held by the VantageTrust or another trustee or if you are investing through another intermediary.


While the Funds' investment adviser and transfer agent will encourage financial intermediaries to apply the Funds' frequent trading policy to their customers who invest indirectly in the Funds, the Funds' investment adviser and transfer agent are limited in their ability to monitor the trading activity or enforce the Funds' frequent trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds' investment adviser and transfer agent may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' frequent trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity the Funds' investment adviser and transfer agent, may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' frequent trading policy.


TRANSFER POLICY FOR VANTAGEPOINT INTERNATIONAL FUND AND VANTAGEPOINT OVERSEAS EQUITY FUND--The following transfer policy applies to the International Fund and Overseas Equity Index Fund:


Investors who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements. The above transfer policy does not apply to an investor's transactions in shares of the Model Portfolio Funds or Milestone Funds even though these Funds from time to time invest a portion of their assets in the International Fund or the Overseas Equity Index Fund.


This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.


The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds.


DISTRIBUTION ARRANGEMENTS
----------------------------------------------------

ICMA-RC Services, LLC ("RC Services") serves as distributor to the Funds. RC Services receives no compensation for its services as distributor. RC Services has entered into an agreement with UVEST Financial Service Group, Inc. ("UVEST"), a broker dealer not affiliated with RC Services or the Funds, wherein UVEST will make the Funds available on a retail basis to ICMA-RC accountholders eligible for the Vantagepoint Elite program. RC Services has agreed to pay UVEST a fee, out of its own resources, of 0.13% assessed against the month-end balance of all assets invested in the Funds through this program.

TAXATION
--------------------------------------------------------------------------------


Each of the Vantagepoint Funds has elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute capital gains, if any, at least annually. The Money Market, Short-Term Bond, Core Bond Index and US Government Securities Funds distribute dividends monthly, and all of the remaining Funds distribute dividends annually.



Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All earnings and gains are reinvested in the Fund and used to purchase additional shares, except that investors in the Vantagepoint Elite program may receive distributions in cash.


Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received. Such dividends and distributions may be subject to federal, state and local taxation and are taxable whether or not they are reinvested. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


The Money Market Fund, the Short Term Bond Fund and the US Government Securities Fund each expect to distribute primarily ordinary income distributions.


Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds' after-tax returns in the performance tables included in the "Investment Objectives, Investment Policies, Principal Investment Strategies, and Related Risks and Performance" section of this prospectus reflect the Funds' returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.


Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2005, December 31, 2004 and December 31, 2003. The information for the fiscal years ended December 31, 2001 and December 31, 2002 was audited by Deloitte & Touche LLP. The report of PricewaterhouseCoopers LLP along with the financial statements and related notes, appears in the 2005 Annual Report which is available upon request.


                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                      MONEY MARKET
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.03           0.01           0.01           0.01           0.04
  Net realized and unrealized gain on
    investments.......................          --             --             --             --             --
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        0.03           0.01           0.01           0.01           0.04
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..........    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return..........................        2.70%          0.82%          0.60%          1.32%          3.70%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $142,979       $116,449       $105,762       $138,232       $119,652
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.52%          0.52%          0.52%          0.52%          0.53%
  Ratio of net investment income to
    average net assets................        2.70%          0.84%          0.60%          1.30%          3.54%
Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A            N/A            N/A           0.49%          0.46%
Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A            N/A            N/A           1.27%          3.47%
Portfolio turnover....................         N/A            N/A            N/A            N/A            N/A

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                     SHORT-TERM BOND
                                        ------------------------------------------
                                          FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2005(A)        2004(A)        2003(A)
                                        ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   9.98       $  10.00       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.30           0.12           0.35
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts, foreign currency
    transactions, wrapper agreements,
    written options and swaps.........       (0.18)          0.24             --**
                                          --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        0.12           0.36           0.35
                                          --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.31)         (0.20)         (0.33)
  From net realized gains.............          --          (0.04)         (0.01)
  Reverse stock split.................          --             --           0.01
  Return of capital...................          --          (0.14)         (0.02)
                                          --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.31)         (0.38)         (0.35)
                                          --------       --------       --------
NET ASSET VALUE, END OF YEAR..........    $   9.79       $   9.98       $  10.00
                                          ========       ========       ========
Total return..........................        1.27%          3.65%          3.51%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $543,913       $499,404       $619,964
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.65%          0.78%          0.82%
  Ratio of net investment income to
    average net assets................        3.10%          1.94%          3.42%
Portfolio turnover....................         120%           273%           211%

                                                SHORT-TERM BOND
                                        -------------------------------
                                          FOR THE            FOR THE
                                         YEAR ENDED         YEAR ENDED
                                        DECEMBER 31,       DECEMBER 31,
                                          2002(A)-           2001(A)O
                                        ------------       ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.00           $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.40               0.51
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts, foreign currency
    transactions, wrapper agreements,
    written options and swaps.........          --**               --***
                                          --------           --------
TOTAL FROM INVESTMENT OPERATIONS......        0.40               0.51
                                          --------           --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.40)             (0.49)
  From net realized gains.............       (0.05)             (0.25)
  Reverse stock split.................        0.05               0.25
  Return of capital...................          --              (0.02)
                                          --------           --------
TOTAL DISTRIBUTIONS...................       (0.40)             (0.51)
                                          --------           --------
NET ASSET VALUE, END OF YEAR..........    $  10.00           $  10.00
                                          ========           ========
Total return..........................        4.09%              5.18%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $454,683           $408,910
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.83%              0.84%
  Ratio of net investment income to
    average net assets................        4.02%              5.06%
Portfolio turnover....................         310%               213%



------------------

 **   -- Rounds to less than $0.01
(a)   -- Per share amounts were adjusted to reflect a 10 for 1 stock split effective October 28, 2005.
  -   -- Per share amounts were calculated using average shares
         outstanding.
  O   -- Per share amounts were restated to reflect a 0.9953 reverse stock split effective December 27, 2002.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                US GOVERNMENT SECURITIES
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.33       $  10.54       $  10.76       $  10.34       $  10.07
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.31           0.26           0.27           0.34           0.46
  Net realized and unrealized gain
    (loss) on investments.............       (0.20)         (0.07)         (0.10)          0.54           0.27
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        0.11           0.19           0.17           0.88           0.73
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.32)         (0.27)         (0.30)         (0.35)         (0.46)
  From net realized gains.............          --          (0.13)         (0.09)         (0.11)            --
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.32)         (0.40)         (0.39)         (0.46)         (0.46)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..........    $  10.12       $  10.33       $  10.54       $  10.76       $  10.34
                                          ========       ========       ========       ========       ========
Total return..........................        1.05%          1.77%          1.66%          8.76%          7.42%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $151,335       $163,167       $188,546       $235,644       $150,807
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.59%          0.58%          0.61%          0.61%          0.64%
  Ratio of net investment income to
    average net assets................        3.01%          2.49%          2.57%          3.30%          4.52%
Portfolio turnover....................          91%           205%           120%           114%           278%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                    ASSET ALLOCATION
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   7.33       $   6.75       $   5.49       $   6.52       $   9.96
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.12           0.12           0.07           0.10           0.21
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions......................        0.22           0.59           1.35          (1.13)         (0.83)
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        0.34           0.71           1.42          (1.03)         (0.62)
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.12)         (0.11)         (0.16)            --          (0.21)
  From net realized gains.............       (0.04)         (0.02)            --             --          (1.10)
  In excess of net realized gain on
    investments.......................          --             --             --             --          (1.22)
  Return of capital...................          --             --             --             --          (0.29)
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.16)         (0.13)         (0.16)            --          (2.82)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..........    $   7.51       $   7.33       $   6.75       $   5.49       $   6.52
                                          ========       ========       ========       ========       ========
Total return..........................        4.54%         10.62%         25.97%        (15.80)%        (5.42)%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $737,783       $795,534       $784,440       $648,156       $876,207
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.75%          0.75%          0.76%          0.75%          0.75%
  Ratio of net investment income to
    average net assets................        1.48%          1.60%          1.06%          1.61%          2.21%
Portfolio turnover....................           9%            15%            17%            25%           107%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                     EQUITY INCOME
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $     8.95     $     7.88      $   5.98       $   7.12       $   8.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............         0.16           0.09          0.08           0.09           0.11
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions......................         0.36           1.07          1.90          (1.15)          0.06
                                         ----------     ----------      --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......         0.52           1.16          1.98          (1.06)          0.17
                                         ----------     ----------      --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.16)         (0.09)        (0.08)         (0.08)         (0.11)
  From net realized gains.............        (0.44)            --            --             --          (0.29)
  In excess of net realized gain on
    investments.......................           --             --            --             --          (0.78)
  Return of capital...................           --             --            --             --          (0.02)
                                         ----------     ----------      --------       --------       --------
TOTAL DISTRIBUTIONS...................        (0.60)         (0.09)        (0.08)         (0.08)         (1.20)
                                         ----------     ----------      --------       --------       --------
NET ASSET VALUE, END OF YEAR..........   $     8.87     $     8.95      $   7.88       $   5.98       $   7.12
                                         ==========     ==========      ========       ========       ========
Total return..........................         5.76%         14.78%        33.09%        (14.96)%         2.92%
Ratios/Supplemental data:
  Net assets, end of year (000).......   $1,260,470     $1,088,207      $824,093       $565,046       $628,075
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.89%          0.90%         0.92%          0.92%          0.94%
  Ratio of net investment income to
    average net assets................         1.78%          1.18%         1.25%          1.21%          1.37%
Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................          N/A            N/A           N/A           0.90%          0.92%
Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................          N/A            N/A           N/A           1.23%          1.39%
Portfolio turnover....................           16%            14%           13%            17%            16%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                    GROWTH & INCOME
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $    10.12      $   9.38       $   7.24       $   9.45       $  10.83
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............         0.09          0.09           0.06           0.05           0.05
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions......................         0.52          0.74           2.15          (2.22)         (0.62)
                                         ----------      --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......         0.61          0.83           2.21          (2.17)         (0.57)
                                         ----------      --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.09)        (0.09)         (0.07)         (0.04)         (0.05)
  From net realized gains.............           --            --             --             --             --
  In excess of net realized gain on
    investments.......................           --            --             --             --          (0.70)
  Return of capital...................           --            --             --             --          (0.06)
                                         ----------      --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................        (0.09)        (0.09)         (0.07)         (0.04)         (0.81)
                                         ----------      --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..........   $    10.64      $  10.12       $   9.38       $   7.24       $   9.45
                                         ==========      ========       ========       ========       ========
Total return..........................         6.02%         8.85%         30.49%        (22.93)%        (4.77)%
Ratios/Supplemental data:
  Net assets, end of year (000).......   $1,016,831      $912,470       $765,115       $515,597       $436,285
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.82%         0.82%          0.83           0.84%          0.88%
  Ratio of net investment income to
    average net assets................         0.88%         0.97%          0.86%          0.76%          0.52%
Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................          N/A           N/A            N/A           0.81%          0.85%
Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................          N/A           N/A            N/A           0.79%          0.55%
Portfolio turnover....................           27%           22%            22%            29%            58%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                         GROWTH
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $     8.31     $     8.07     $     6.27     $     8.28     $    10.77
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........         0.01           0.02             --*            --*         (0.00)*
  Net realized and unrealized gain
    (loss) on investments.............         0.39           0.24           1.80          (2.01)         (1.69)
                                         ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS......         0.40           0.26           1.80          (2.01)         (1.69)
                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.01)         (0.02)         (0.00)*        (0.00)*        (0.00)
  From net realized gains.............           --             --             --             --          (0.00)
  In excess of net realized gain on
    investments.......................           --             --             --             --          (0.72)
  Return of capital...................           --             --             --             --          (0.08)
                                         ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS...................        (0.01)         (0.02)            --*         (0.00)*        (0.80)
                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR..........   $     8.70     $     8.31     $     8.07     $     6.27     $     8.28
                                         ==========     ==========     ==========     ==========     ==========
Total return..........................         4.86%          3.27%         28.71%        (24.26)%       (15.21)%
Ratios/Supplemental data:
  Net assets, end of year (000).......   $2,816,803     $2,998,469     $2,895,641     $2,060,555     $2,810,546
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.94%          0.95%          0.96%          0.91%          0.89%
  Ratio of net investment income
    (loss) to average net assets......         0.11%          0.28%         (0.05)%        (0.01)%        (0.05)%
Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         0.94%          0.95%           N/A           0.88%          0.88%
Ratio of net investment income (loss)
  to average net assets after expense
  reductions and reimbursed
  expenses............................         0.11%           N/A            N/A           0.02%         (0.04)%
Portfolio turnover....................           85%            49%            46%            74%            40%


------------------

* -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                      AGGRESSIVE OPPORTUNITIES
                                              ------------------------------------------------------------------------
                                                FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2005           2004           2003           2002           2001
                                              ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $    10.52     $     9.07      $   6.27       $  10.19       $  11.82
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............         0.04          (0.03)        (0.00)*        (0.04)         (0.07)
  Net realized and unrealized gain (loss) on
    investments.............................         1.35           1.48          2.80          (3.88)         (1.56)
                                               ----------     ----------      --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............         1.39           1.45          2.80          (3.92)         (1.63)
                                               ----------     ----------      --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................        (0.28)            --         (0.00)*           --             --
  In excess of net investment income........           --             --         (0.00)*           --             --
  From net realized gains...................           --             --            --             --             --
  In excess of net realized gain on
    investments.............................           --             --            --             --          (0.00)*
                                               ----------     ----------      --------       --------       --------
TOTAL DISTRIBUTIONS.........................        (0.28)            --            --             --             --
                                               ----------     ----------      --------       --------       --------
NET ASSET VALUE, END OF YEAR................   $    11.63     $    10.52      $   9.07       $   6.27       $  10.19
                                               ==========     ==========      ========       ========       ========
Total return................................        13.21%         15.99%        44.68%        (38.47)%       (13.75)%
Ratios/Supplemental data:
  Net assets, end of year (000).............   $1,252,413     $1,150,062      $938,791       $572,470       $819,047
Ratios to average net assets:
  Ratio of expenses to average net assets...         1.22%          1.22%         1.23%          1.18%          1.24%
  Ratio of net investment income (loss) to
    average net assets......................         0.31%         (0.25)%       (0.13)%        (0.58)%        (0.72)%
Ratio of expenses to average net assets
  after expense reductions and reimbursed
  expenses..................................          N/A            N/A           N/A           1.14%          1.19%
Ratio of net investment loss to average net
  assets after expense reductions and
  reimbursed expenses.......................          N/A            N/A           N/A          (0.54)%        (0.67)%
Portfolio turnover..........................           45%            55%           75%           128%           102%


------------------
* -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS


                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                     INTERNATIONAL
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.06       $   8.84       $   6.80       $   8.20       $  10.73
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.11           0.08           0.06           0.07           0.06
  Net realized and unrealized gain
    (loss) on investments.............        1.59           1.27           2.07          (1.39)         (2.23)
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        1.70           1.35           2.13          (1.32)         (2.17)
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.20)         (0.13)         (0.09)         (0.08)            --
  From net realized gains.............          --             --             --             --             --
  In excess of net realized gain on
    investments.......................          --             --             --             --          (0.25)
  Return of capital...................          --             --          (0.00)*           --          (0.11)
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.20)         (0.13)         (0.09)         (0.08)         (0.36)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..........    $  11.56       $  10.06       $   8.84       $   6.80       $   8.20
                                          ========       ========       ========       ========       ========
Total return..........................       16.88%         15.23%         31.31%        (16.08)%       (20.16)%
Ratios/Supplemental data:
  Net assets, end of year (000).......    $722,161       $604,809       $471,495       $282,921       $304,357
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        1.17%          1.17%          1.22%          1.20%          1.20%
  Ratio of net investment income to
    average net assets................        1.06%          0.83%          0.93%          0.85%          0.54%
Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A            N/A            N/A           1.16%          1.18%
Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A            N/A            N/A           0.89%          0.56%
Portfolio turnover....................          42%            40%            38%            81%            37%


------------------
* -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS


                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                             CORE BOND INDEX
                      ---------------------------------------------------------------------------------------------
                            FOR THE                FOR THE                FOR THE                  FOR THE
                           YEAR ENDED             YEAR ENDED             YEAR ENDED               YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,           DECEMBER 31,             DECEMBER 31,
                             2005-                  2004-                   2003                     2002
                      --------------------   --------------------   --------------------   ------------------------
                      CLASS I    CLASS II    CLASS I    CLASS II    CLASS I    CLASS II     CLASS I      CLASS II
                      --------   ---------   --------   ---------   --------   ---------   ----------   -----------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............  $  10.17   $  10.21    $  10.27   $  10.31    $  10.46   $  10.49     $  10.07     $  10.10
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........      0.41       0.43        0.40       0.43        0.40       0.42         0.50         0.53
  Net realized and
    unrealized gain
    (loss) on
    investments.....     (0.21)     (0.21)       0.01         --       (0.04)     (0.02)        0.44         0.43
                      --------   --------    --------   --------    --------   --------     --------     --------
TOTAL FROM
  INVESTMENT
  OPERATIONS........      0.20      (0.22)       0.41       0.43        0.36       0.40         0.94         0.96
                      --------   --------    --------   --------    --------   --------     --------     --------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........     (0.47)     (0.49)      (0.47)     (0.49)      (0.49)     (0.52)       (0.55)       (0.57)
  From net realized
    gains...........        --         --       (0.04)     (0.04)      (0.06)     (0.06)       (0.00)*      (0.00)*
                      --------   --------    --------   --------    --------   --------     --------     --------
TOTAL
  DISTRIBUTIONS.....     (0.47)     (0.49)      (0.51)     (0.53)      (0.55)     (0.58)       (0.55)       (0.57)
                      --------   --------    --------   --------    --------   --------     --------     --------
NET ASSET VALUE, END
  OF YEAR...........  $   9.90   $   9.94    $  10.17   $  10.21    $  10.27   $  10.31     $  10.46     $  10.49
                      ========   ========    ========   ========    ========   ========     ========     ========
Total return........      1.98%      2.17%       3.94%      4.22%       3.59%      3.88%        9.69%        9.88%
Ratios/Supplemental
  data:
  Net assets, end of
    year (000)......  $865,929   $165,467    $764,674   $168,010    $452,739   $138,655     $384,323     $150,365
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets..........      0.45%      0.25%       0.45%      0.25%       0.48%**     0.28%**      0.48%**      0.28%**
  Ratio of net
    investment
    income to
    average net
    assets..........      4.03%      4.23%       3.96%      4.19%       3.85%      4.05%        4.90%        5.10%
Portfolio
  turnover..........        31%        31%         31%O       31%O       N/A        N/A          N/A          N/A

                        CORE BOND INDEX
                      -------------------
                            FOR THE
                          YEAR ENDED
                         DECEMBER 31,
                             2001
                      -------------------
                      CLASS I    CLASS II
                      --------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............  $   9.85   $   9.88
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........      0.52       0.55
  Net realized and
    unrealized gain
    (loss) on
    investments.....      0.30       0.29
                      --------   --------
TOTAL FROM
  INVESTMENT
  OPERATIONS........      0.82       0.84
                      --------   --------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........     (0.60)     (0.62)
  From net realized
    gains...........        --         --
                      --------   --------
TOTAL
  DISTRIBUTIONS.....     (0.60)     (0.62)
                      --------   --------
NET ASSET VALUE, END
  OF YEAR...........  $  10.07   $  10.10
                      ========   ========
Total return........      8.51%      8.71%
Ratios/Supplemental
  data:
  Net assets, end of
    year (000)......  $343,980   $116,664
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets..........      0.48%**     0.28%**
  Ratio of net
    investment
    income to
    average net
    assets..........      5.58%      5.78%
Portfolio
  turnover..........       N/A        N/A



------------------

  *   -- Rounds to less than $0.01
 **   -- Includes effect of expenses allocated from Master Investment
         Portfolio
  O   -- Portfolio turnover figure represents the period from March
         5, 2004, to December 31, 2004. Prior to March 5, 2004,
         portfolio turnover was calculated at the Master Investment
         Portfolio level.
  -   -- Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                       500 STOCK INDEX
                               ---------------------------------------------------------------
                                     FOR THE               FOR THE               FOR THE
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                  DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                      2005                  2004-                 2003
                               -------------------   -------------------   -------------------
                               CLASS I    CLASS II   CLASS I    CLASS II   CLASS I    CLASS II
                               --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $   9.58   $   9.10   $   8.79   $   8.37   $   6.94   $   6.61
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......      0.15       0.15       0.14       0.16       0.09       0.11
  Net realized and unrealized
    gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions....      0.28       0.27       0.78       0.73       1.85       1.75
                               --------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS.................      0.43       0.42       0.92       0.89       1.94       1.86
                               --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment
    income...................     (0.14)     (0.16)     (0.13)     (0.16)     (0.09)     (0.10)
  From net realized gains....        --         --         --         --         --         --
  Return of capital..........        --         --         --         --         --         --
                               --------   --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS..........     (0.14)     (0.16)     (0.13)     (0.16)     (0.09)     (0.10)
                               --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  YEAR.......................  $   9.87   $   9.36   $   9.58   $   9.10   $   8.79   $   8.37
                               ========   ========   ========   ========   ========   ========
Total return.................      4.44%      4.57%     10.49%     10.60%     27.98%     28.24%
Ratios/Supplemental data:
  Net assets, end of year
    (000)....................  $108,030   $241,849   $115,533   $242,188   $130,663   $185,901
Ratios to average net assets:
  Ratio of expenses to
    average net assets.......      0.46%      0.26%      0.46%      0.26%      0.47%*     0.27%*
  Ratio of net investment
    income to average net
    assets...................      1.42%      1.62%      1.56%      1.84%      1.33%      1.52%
  Portfolio turnover.........         5%         5%         7%O        7%O      N/A        N/A

                                             500 STOCK INDEX
                               -------------------------------------------
                                    FOR THE                FOR THE
                                   YEAR ENDED             YEAR ENDED
                                  DECEMBER 31,           DECEMBER 31,
                                      2002                   2001
                               ------------------   ----------------------
                               CLASS I   CLASS II   CLASS I       CLASS II
                               -------   --------   -------       --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $  9.05   $   8.62   $ 10.43       $   9.95
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......     0.09       0.10      0.08           0.09
  Net realized and unrealized
    gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions....    (2.11)     (2.01)    (1.37)         (1.31)
                               -------   --------   -------       --------
TOTAL FROM INVESTMENT
  OPERATIONS.................    (2.02)     (1.91)    (1.29)         (1.22)
                               -------   --------   -------       --------
LESS DISTRIBUTIONS:
  From net investment
    income...................    (0.09)     (0.10)    (0.08)         (0.10)
  From net realized gains....       --         --        --             --
  Return of capital..........       --         --     (0.01)         (0.01)
                               -------   --------   -------       --------
TOTAL DISTRIBUTIONS..........    (0.09)     (0.10)    (0.09)         (0.11)
                               -------   --------   -------       --------
NET ASSET VALUE, END OF
  YEAR.......................  $  6.94   $   6.61   $  9.05       $   8.62
                               =======   ========   =======       ========
Total return.................   (22.39)%   (22.17)%  (12.29)%       (12.17)%
Ratios/Supplemental data:
  Net assets, end of year
    (000)....................  $85,250   $120,784   $97,478       $144,574
Ratios to average net assets:
  Ratio of expenses to
    average net assets.......     0.47%*     0.27%*    0.47%*         0.27%*
  Ratio of net investment
    income to average net
    assets...................     1.17%      1.37%     0.89%          1.09%
  Portfolio turnover.........      N/A        N/A       N/A            N/A



------------------

  *   -- Includes effect of expenses allocated from Master Investment
         Portfolio
  O   -- Portfolio turnover figure represents the period from March
         5, 2004 to December 31, 2004. Prior to March 5, 2004,
         portfolio turnover was calculated at the Master Investment
         Portfolio level.
  -   -- Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                    BROAD MARKET INDEX
                              ---------------------------------------------------------------
                                    FOR THE               FOR THE               FOR THE
                                  YEAR ENDED            YEAR ENDED            YEAR ENDED
                                 DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                     2005                  2004-                 2003
                              -------------------   -------------------   -------------------
                              CLASS I    CLASS II   CLASS I    CLASS II   CLASS I    CLASS II
                              --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $   9.90   $   9.37   $   8.95   $   8.49   $   6.89   $   6.54
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.....      0.17       0.15       0.13       0.15       0.08       0.10
  Net realized and
    unrealized gain (loss)
    on investments, futures
    contracts and foreign
    currency transactions...      0.42       0.44       0.94       0.88       2.06       1.95
                              --------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS................      0.59       0.59       1.07       1.03       2.14       2.05
                              --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment
    income..................     (0.14)     (0.16)     (0.12)     (0.15)     (0.08)     (0.10)
  From net realized gains...        --         --         --         --         --         --
                              --------   --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS.........     (0.14)     (0.16)     (0.12)     (0.15)     (0.08)     (0.10)
                              --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
  YEAR......................  $  10.35   $   9.80   $   9.90   $   9.37   $   8.95   $   8.49
                              ========   ========   ========   ========   ========   ========
Total return................      5.91%      6.27%     11.96%     12.11%     31.08%     31.30%
Ratios/Supplemental data:
  Net assets, end of year
    (000)...................  $208,588   $389,843   $224,619   $374,416   $267,250   $272,411
Ratios to average net
  assets:
  Ratio of expenses to
    average net assets......      0.45%      0.25%      0.44%      0.24%      0.48%*     0.28%*
  Ratio of net investment
    income to average net
    assets..................      1.37%      1.52%      1.42%      1.72%      1.22%      1.42%
  Portfolio turnover........         2%         2%         5%O        5%O      N/A        N/A

                                             BROAD MARKET INDEX
                              -------------------------------------------------
                                    FOR THE                     FOR THE
                                  YEAR ENDED                  YEAR ENDED
                                 DECEMBER 31,                DECEMBER 31,
                                     2002                        2001
                              -------------------       -----------------------
                              CLASS I    CLASS II       CLASS I        CLASS II
                              --------   --------       --------       --------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $   8.80       8.35       $  10.17       $   9.67
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.....      0.09       0.09           0.08           0.09
  Net realized and
    unrealized gain (loss)
    on investments, futures
    contracts and foreign
    currency transactions...     (1.99)     (1.88)         (1.30)         (1.24)
                              --------   --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS................     (1.90)     (1.79)         (1.22)         (1.15)
                              --------   --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment
    income..................     (0.01)     (0.02)         (0.06)         (0.08)
  From net realized gains...        --         --          (0.09)         (0.09)
                              --------   --------       --------       --------
TOTAL DISTRIBUTIONS.........     (0.01)     (0.02)         (0.15)         (0.17)
                              --------   --------       --------       --------
NET ASSET VALUE, END OF
  YEAR......................  $   6.89   $   6.54       $   8.80       $   8.35
                              ========   ========       ========       ========
Total return................    (21.62)%   (21.39)%       (11.87)%       (11.73)%
Ratios/Supplemental data:
  Net assets, end of year
    (000)...................  $190,706   $188,942       $255,532       $240,617
Ratios to average net
  assets:
  Ratio of expenses to
    average net assets......      0.49%*     0.29%*         0.47%*         0.27%*
  Ratio of net investment
    income to average net
    assets..................      1.07%      1.27%          0.85%          1.05%
  Portfolio turnover........       N/A        N/A            N/A            N/A



------------------

  *   -- Includes effect of expenses allocated from Master Investment
         Portfolio
  O   -- Portfolio turnover figure represents the period from March
         5, 2004 to December 31, 2004. Prior to March 5, 2004,
         portfolio turnover was calculated at the Master Investment
         Portfolio level.
  -   -- Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                       MID/SMALL COMPANY INDEX
                                     ------------------------------------------------------------
                                          FOR THE              FOR THE              FOR THE
                                         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                            2005                2004-                 2003
                                     ------------------   ------------------   ------------------
                                     CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                                     -------   --------   -------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $ 13.80   $ 13.22    $ 11.79   $ 11.32    $  8.33   $  7.99
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............     0.13      0.17       0.12      0.14       0.04      0.06
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions...................     1.20      1.14       1.99      1.89       3.47      3.34
                                     -------   -------    -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS...     1.33      1.31       2.11      2.03       3.51      3.40
                                     -------   -------    -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment income.......    (0.14)    (0.17)     (0.10)    (0.13)     (0.05)    (0.07)
  From net realized gains..........       --        --         --        --         --        --
  Return of capital................       --        --         --        --         --        --
                                     -------   -------    -------   -------    -------   -------
TOTAL DISTRIBUTIONS................    (0.14)    (0.17)     (0.10)    (0.13)     (0.05)    (0.07)
                                     -------   -------    -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR.......  $ 14.99   $ 14.36    $ 13.80   $ 13.22    $ 11.79   $ 11.32
                                     =======   =======    =======   =======    =======   =======
Total return.......................     9.63%     9.87%     17.86%    17.95%     42.17%    42.53%
Ratios/Supplemental data:
  Net assets, end of year (000)....  $68,330   $95,502    $56,156   $86,741    $56,880   $52,907
Ratios to average net assets:
  Ratio of expenses to average net
    assets.........................     0.52%     0.32%      0.52%     0.32%      0.52%*    0.32%*
  Ratio of net investment income to
    average net assets.............     1.01%     1.20%      0.95%     1.18%      0.86%     1.06%
  Portfolio turnover...............       12%       12%        22%O      22%O      N/A       N/A

                                             MID/SMALL COMPANY INDEX
                                     ---------------------------------------
                                          FOR THE              FOR THE
                                         YEAR ENDED           YEAR ENDED
                                        DECEMBER 31,         DECEMBER 31,
                                            2002                 2001
                                     ------------------   ------------------
                                     CLASS I   CLASS II   CLASS I   CLASS II
                                     -------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $ 10.21   $  9.78    $ 11.50   $ 11.02
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............     0.06      0.08       0.07      0.08
  Net realized and unrealized gain
    (loss) on investments, futures
    contracts and foreign currency
    transactions...................    (1.94)    (1.87)     (1.22)    (1.16)
                                     -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS...    (1.88)    (1.79)     (1.15)    (1.08)
                                     -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment income.......       --        --      (0.05)    (0.08)
  From net realized gains..........       --        --      (0.08)    (0.08)
  Return of capital................       --        --      (0.01)       --
                                     -------   -------    -------   -------
TOTAL DISTRIBUTIONS................       --        --      (0.14)    (0.16)
                                     -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR.......  $  8.33   $  7.99    $ 10.21   $  9.78
                                     =======   =======    =======   =======
Total return.......................   (18.41)%  (18.30)%    (9.90)%   (9.65)%
Ratios/Supplemental data:
  Net assets, end of year (000)....  $27,427   $25,273    $30,220   $30,158
Ratios to average net assets:
  Ratio of expenses to average net
    assets.........................     0.53%*    0.33%*     0.55%*    0.35%*
  Ratio of net investment income to
    average net assets.............     0.70%     0.90%      0.63%     0.83%
  Portfolio turnover...............      N/A       N/A        N/A       N/A


------------------

  * -- Includes effect of expenses allocated from Master Investment Portfolio


   O -- Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.


  - -- Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                              OVERSEAS EQUITY INDEX
                               -----------------------------------------------------------------------------------
                                FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                   DECEMBER 31,          DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                       2005                 2004-                 2003                 2002
                               --------------------   ------------------   ------------------   ------------------
                               CLASS I    CLASS II    CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                               --------   ---------   -------   --------   -------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $ 10.17     $  9.64    $  8.65   $  8.20    $  6.36   $  6.04    $  7.78    $ 7.40
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......     0.18        0.20       0.15      0.18       0.11      0.11       0.10      0.12
  Net realized and unrealized
    gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions....     1.12        1.06       1.54      1.46       2.29      2.17      (1.40)    (1.35)
                               -------     -------    -------   -------    -------   -------    -------    ------
TOTAL FROM INVESTMENT
  OPERATIONS.................     1.30        1.26       1.69      1.64       2.40      2.28      (1.30)    (1.23)
                               -------     -------    -------   -------    -------   -------    -------    ------
LESS DISTRIBUTIONS:
  From net investment
    income...................    (0.21)      (0.23)     (0.17)    (0.20)     (0.11)    (0.12)     (0.12)    (0.13)
  From net realized gains....       --          --         --        --         --        --         --        --
  Return of capital..........       --          --         --        --         --        --         --        --
                               -------     -------    -------   -------    -------   -------    -------    ------
TOTAL DISTRIBUTIONS..........    (0.21)      (0.23)     (0.17)    (0.20)     (0.11)    (0.12)     (0.12)    (0.13)
                               -------     -------    -------   -------    -------   -------    -------    ------
NET ASSET VALUE, END OF
  YEAR.......................  $ 11.26     $ 10.67    $ 10.17   $  9.64    $  8.65   $  8.20    $  6.36    $ 6.04
                               =======     =======    =======   =======    =======   =======    =======    ======
Total return.................    12.74%      13.03%     19.61%    20.05%     37.75%    37.85%    (16.73)%  (16.59)%
Ratios/Supplemental data:
  Net assets, end of year
    (000)....................  $32,639     $56,920    $25,557   $41,860    $60,601   $19,539    $35,413    $7,661
Ratios to average net assets:
  Ratio of expenses to
    average net assets.......     0.95%       0.75%      0.89%     0.69%      0.69%*    0.49%*     0.70%*    0.50%*
  Ratio of net investment
    income to average net
    assets...................     1.82%       1.98%      1.61%     2.10%      1.77%     1.89%      1.51%     1.71%
  Portfolio turnover.........        8%          8%        12%O      12%O      N/A       N/A        N/A       N/A

                               OVERSEAS EQUITY INDEX
                               ----------------------
                                 FOR THE YEAR ENDED
                                    DECEMBER 31,
                                        2001
                               ----------------------
                               CLASS I       CLASS II
                               -------       --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $ 10.13        $ 9.64
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income......     0.09          0.10
  Net realized and unrealized
    gain (loss) on
    investments, futures
    contracts and foreign
    currency transactions....    (2.30)        (2.19)
                               -------        ------
TOTAL FROM INVESTMENT
  OPERATIONS.................    (2.21)        (2.09)
                               -------        ------
LESS DISTRIBUTIONS:
  From net investment
    income...................    (0.07)        (0.08)
  From net realized gains....    (0.01)        (0.01)
  Return of capital..........    (0.06)        (0.06)
                               -------        ------
TOTAL DISTRIBUTIONS..........    (0.14)        (0.15)
                               -------        ------
NET ASSET VALUE, END OF
  YEAR.......................  $  7.78        $ 7.40
                               =======        ======
Total return.................   (21.77)%      (21.56)%
Ratios/Supplemental data:
  Net assets, end of year
    (000)....................  $35,682        $8,234
Ratios to average net assets:
  Ratio of expenses to
    average net assets.......     0.68%*        0.48%*
  Ratio of net investment
    income to average net
    assets...................     1.05%         1.28%
  Portfolio turnover.........      N/A           N/A



------------------

  *   -- Includes effect of expenses allocated from Master Investment
         Portfolio
  O   -- Portfolio turnover figure represents the period from March
         5, 2004, to December 31, 2004. Prior to March 5, 2004,
         portfolio turnover was calculated at the Master Investment
         Portfolio level.
  -   -- Per share amounts were calculated using the average shares outstanding method.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                MODEL PORTFOLIO SAVINGS ORIENTED
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  24.21       $  23.53       $  21.92       $  22.91       $  25.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................        0.72           0.66           0.54           0.64           0.96
  Net realized and unrealized gain (loss)
    on investments........................        0.02           0.70           1.64          (0.96)         (0.32)
                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS..........        0.74           1.36           2.18          (0.32)          0.64
                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..............       (0.72)         (0.68)         (0.57)         (0.61)         (1.47)
  From net realized gains.................                         --             --          (0.06)         (0.85)
  In excess of net realized gain on
    investments...........................          --             --             --             --          (0.37)
  Return of capital.......................          --             --             --             --          (0.13)
                                              --------       --------       --------       --------       --------
Total distributions.......................       (0.72)         (0.68)         (0.57)         (0.67)         (2.82)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..............    $  24.23       $  24.21       $  23.53       $  21.92       $  22.91
                                              ========       ========       ========       ========       ========
Total return..............................        3.06%          5.78%          9.93%         (1.38)%         2.81%
Ratios/Supplemental data:.................
  Net assets, end of year (000)...........    $281,036       $260,976       $202,264       $159,497       $137,029
Ratios to average net assets:
  Ratio of expenses to average net
    assets................................        0.16%          0.15%          0.16%          0.16%          0.18%
  Ratio of net investment income to
    average net assets....................        3.01%          3.07%          2.60%          3.06%          3.76%
Portfolio turnover........................           9%            42%            10%            10%            14%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                              MODEL PORTFOLIO CONSERVATIVE GROWTH
                                            ------------------------------------------------------------------------
                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002           2001
                                            ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  22.87       $  21.95       $  19.54       $  21.52       $  24.81
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................        0.62           0.56           0.43           0.53           0.83
  Net realized and unrealized gain (loss)
    on investments........................        0.37           0.92           2.42          (1.96)         (0.95)
                                              --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS..........        0.99           1.48           2.85          (1.43)         (0.12)
                                              --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..............       (0.62)         (0.56)         (0.44)         (0.55)         (1.27)
  From net realized gains.................          --             --             --             --          (1.17)
  In excess of net realized gain on
    investments...........................          --             --             --             --          (0.53)
  Return of capital.......................          --             --             --             --          (0.20)
                                              --------       --------       --------       --------       --------
Total distributions.......................       (0.62)         (0.56)         (0.44)         (0.55)         (3.17)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR..............    $  23.24       $  22.87       $  21.95       $  19.54       $  21.52
                                              ========       ========       ========       ========       ========
Total return..............................        4.31%          6.74%         14.64%         (6.66)%         0.09%
Ratios/Supplemental data:
  Net assets, end of year (000)...........    $512,992       $480,096       $376,001       $280,787       $280,813
Ratios to average net assets:
  Ratio of expenses to average net
    assets................................        0.15%          0.14%          0.15%          0.15%          0.15%
  Ratio of net investment income to
    average net assets....................        2.72%          2.70%          2.29%          2.64%          3.17%
Portfolio turnover........................           7%            27%             8%            12%            15%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                           MODEL PORTFOLIO TRADITIONAL GROWTH
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $    21.67     $    20.45      $  17.19       $  20.06       $  24.64
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............         0.47           0.39          0.29           0.34           0.57
  Net realized and unrealized gain
    (loss) on investments.............         0.79           1.22          3.27          (2.88)         (1.69)
                                         ----------     ----------      --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......         1.26           1.61          3.56          (2.54)         (1.12)
                                         ----------     ----------      --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.47)         (0.39)        (0.30)         (0.33)         (0.92)
  From net realized gains.............           --             --            --             --          (1.78)
  In excess of net realized gain on
    investments.......................           --             --            --             --          (0.62)
  Return of capital...................           --             --            --             --          (0.14)
                                         ----------     ----------      --------       --------       --------
Total distributions...................        (0.47)         (0.39)        (0.30)         (0.33)         (3.46)
                                         ----------     ----------      --------       --------       --------
NET ASSET VALUE, END OF YEAR..........   $    22.46     $    21.67      $  20.45       $  17.19       $  20.06
                                         ==========     ==========      ========       ========       ========
Total return..........................         5.79%          7.89%        20.68%        (12.64)%        (3.62)%
Ratios/Supplemental data:
  Net assets, end of year (000).......   $1,135,671     $1,005,076      $795,581       $566,555       $571,357
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.14%          0.14%         0.15%          0.14%          0.15%
  Ratio of net investment income to
    average net assets................         2.21%          2.01%         1.73%          1.94%          2.20%
Portfolio turnover....................            4%            14%            9%            11%            13%

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                            MODEL PORTFOLIO LONG-TERM GROWTH
                                        ------------------------------------------------------------------------
                                          FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2005           2004           2003           2002           2001
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $    21.02     $    19.48      $  15.48       $  19.16       $  24.53
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............         0.38           0.26          0.20           0.22           0.36
  Net realized and unrealized gain
    (loss) on investments.............         1.14           1.54          4.01          (3.67)         (2.39)
                                         ----------     ----------      --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......         1.52           1.80          4.21          (3.45)         (2.03)
                                         ----------     ----------      --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.38)         (0.26)        (0.21)         (0.22)         (0.62)
  From net realized gains.............           --             --*        (0.00)*        (0.01)         (2.11)
  In excess of net realized gain on
    investments.......................           --             --            --             --          (0.59)
  Return of capital...................           --             --            --             --          (0.02)
                                         ----------     ----------      --------       --------       --------
Total distributions...................        (0.38)         (0.26)        (0.21)         (0.23)         (3.34)
                                         ----------     ----------      --------       --------       --------
NET ASSET VALUE, END OF YEAR..........   $    22.16     $    21.02      $  19.48       $  15.48       $  19.16
                                         ==========     ==========      ========       ========       ========
Total return..........................         7.24%          9.25%        27.21%        (18.01)%        (7.15)%
Ratios/Supplemental data:
  Net assets, end of year (000).......   $1,209,329     $1,040,507      $820,777       $528,710       $533,348
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.14%          0.14%         0.14%          0.14%          0.15%
  Ratio of net investment income to
    average net assets................         1.87%          1.39%         1.33%          1.40%          1.40%
Portfolio turnover....................            7%             8%            4%             9%            10%


------------------

* --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS


                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                       MODEL PORTFOLIO ALL-EQUITY GROWTH
                                    ------------------------------------------------------------------------
                                      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2005           2004           2003           2002           2001
                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  21.39       $  19.49       $  14.68       $ 19.41        $ 24.27
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........        0.25           0.11           0.07          0.06           0.13
  Net realized and unrealized gain
    (loss) on investments.........        1.57           1.90           4.81         (4.73)         (3.05)
                                      --------       --------       --------       -------        -------
TOTAL FROM INVESTMENT
  OPERATIONS......................        1.82           2.01           4.88         (4.67)         (2.92)
                                      --------       --------       --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income......       (0.25)         (0.11)         (0.07)        (0.06)         (0.42)
  From net realized gains.........          --             --             --            --          (1.02)
  In excess of net realized gain
    on investments................          --             --             --            --          (0.49)
  Return of capital...............          --             --          (0.00)*          --          (0.01)
                                      --------       --------       --------       -------        -------
Total distributions...............       (0.25)         (0.11)         (0.07)        (0.06)         (1.94)
                                      --------       --------       --------       -------        -------
NET ASSET VALUE, END OF YEAR......    $  22.96       $  21.39       $  19.49       $ 14.68        $ 19.41
                                      ========       ========       ========       =======        =======
Total return......................        8.49%         10.30%         33.26%       (24.07)%       (11.13)%
Ratios/Supplemental data:
  Net assets, end of year (000)...    $303,975       $216,415       $128,145       $54,779        $37,812
Ratios to average net assets:
  Ratio of expenses to average
    net assets....................        0.16%          0.16%          0.17%         0.18%          0.20%
  Ratio of net investment income
    to average net assets.........        1.30%          0.64%          0.59%         0.45%          0.21%
Portfolio turnover................           2%             9%             3%            6%            18%


------------------
* --Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS


                 (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)



                                                                          MILESTONE FUNDS
                                                                FOR THE YEAR ENDED DECEMBER 31, 2005
                                   ----------------------------------------------------------------------------------------------
                                   MILESTONE    MILESTONE   MILESTONE   MILESTONE   MILESTONE   MILESTONE   MILESTONE   MILESTONE
                                   RETIREMENT     2010        2015        2020        2025        2030        2035        2040
                                     INCOME       FUND        FUND        FUND        FUND        FUND        FUND        FUND
                                   ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $ 10.00      $ 10.00     $ 10.00     $ 10.00     $ 10.00     $ 10.00     $10.00      $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income..........      0.19         0.18        0.15        0.14        0.14        0.13       0.12        0.12
  Net realized and unrealized
    gain on investments..........      0.15         0.29        0.44        0.50        0.58        0.64       0.69        0.70
                                    -------      -------     -------     -------     -------     -------     ------      ------
TOTAL FROM INVESTMENT
  OPERATIONS.....................      0.34         0.47        0.59        0.64        0.72        0.77       0.81        0.82
                                    -------      -------     -------     -------     -------     -------     ------      ------
LESS DISTRIBUTIONS:
  From net investment income.....     (0.19)       (0.18)      (0.15)      (0.14)      (0.14)      (0.13)     (0.12)      (0.12)
  From net realized gains........     (0.01)       (0.01)      (0.00)**    (0.00)**    (0.00)**    (0.00)**   (0.00)**    (0.02)
                                    -------      -------     -------     -------     -------     -------     ------      ------
Total distributions..............     (0.20)       (0.19)      (0.15)      (0.14)      (0.14)      (0.13)     (0.12)      (0.14)
                                    -------      -------     -------     -------     -------     -------     ------      ------
NET ASSET VALUE, END OF PERIOD...   $ 10.14      $ 10.28     $ 10.44     $ 10.50     $ 10.58     $ 10.64     $10.69      $10.68
                                    =======      =======     =======     =======     =======     =======     ======      ======
Total return++...................      3.39%        4.65%       5.93%       6.48%       7.18%       7.68%      8.13%       8.14%
Ratios/Supplemental data:
  Net assets, end of period
    (000)........................   $13,146      $26,638     $41,455     $27,240     $19,479     $10,054     $4,458      $3,087
Ratios to average net assets:
  Ratio of expenses to average
    net assets+..................      1.20%        0.62%       0.48%       0.67%       0.90%       1.75%      3.50%       5.49%
  Ratio of net investment income
    (loss) to average net
    assets+......................      2.54%        2.49%       2.43%       2.14%       1.81%       0.98%     (1.09)%     (2.91)%
  Ratio of expenses to average
    net assets after expense
    reductions and reimbursed
    expenses+....................      0.15%        0.15%       0.15%       0.15%       0.15%       0.15%      0.15%       0.15%
  Ratio of net investment income
    to average net assets after
    expense reductions and
    reimbursed expenses+.........      3.59%        2.97%       2.76%       2.67%       2.56%       2.58%      2.26%       2.43%
Portfolio turnover++.............        35%          18%          8%          6%          7%         15%        13%         35%


------------------

** --Rounds to less than $0.01

 + --Annualized
++ --Not annualized

The SAI includes additional
information about The Vantagepoint
Funds. The SAI has been filed with the
Securities and Exchange Commission
("SEC") and is incorporated by
reference into this prospectus. This
means that the SAI, for legal
purposes, is part of this prospectus.

Additional information about the
Funds' investments is available in the
annual and semi-annual reports to
shareholders. In the Funds' annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Funds' performance during its last
fiscal year.

You can obtain a free copy of the SAI
and the most recent annual or
semi-annual report by calling
1-800-669-7400. You may also call
1-800-669-7400 to request other
information or to make shareholder
inquiries. The SAI, annual and semi-
annual reports are also available,
free of charge, on The Vantagepoint
Funds' website at
http://www.icmarc.org.

Information about the Funds (including
the SAI) can be reviewed and copied at
the SEC's Public Reference Room in
Washington, D.C., or from the EDGAR
Database on the SEC's website
(http://www.sec.gov). Information on
the operation of the Public Reference
Room may be obtained by calling the
SEC at 1-202-942-8090. Copies of this
information may be obtained upon
payment of a duplicating fee, by
writing to: Securities and Exchange
Commission, Public Reference Section,
Washington, D.C. 20549-0102. You may
also obtain this information, upon
payment of a duplicating fee, by
e-mailing the SEC at the following
address: publicinfo@sec.gov.

Reports and other information about
the Funds are also available on the
SEC's Internet site at
http://www.sec.gov.

Investment Company Act file number:
811-08941


BRC000-072-200605-181




            [RECYCLE LOGO]
THIS PROSPECTUS IS PRINTED ENTIRELY ON
           RECYCLED PAPER.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                             ACTIVELY MANAGED FUNDS
                                Money Market Fund
                              Short-Term Bond Fund
                          US Government Securities Fund
                              Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                   Growth Fund
                          Aggressive Opportunities Fund
                               International Fund

                                   INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                             Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                              MODEL PORTFOLIO FUNDS
                      Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                     Model Portfolio Traditional Growth Fund
                      Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                 MILESTONE FUNDS
                        Milestone Retirement Income Fund
                               Milestone 2010 Fund
                               Milestone 2015 Fund
                               Milestone 2020 Fund
                               Milestone 2025 Fund
                               Milestone 2030 Fund
                               Milestone 2035 Fund
                               Milestone 2040 Fund


                                   MAY 1, 2006


The Vantagepoint Funds (the "Trust") is an open-end management investment company which operates as a "series" investment company, offering the above listed 27 distinct no-load, diversified investment portfolios, each having different investment objectives (each portfolio, a "Fund" and collectively, the "Funds"). This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust's current Prospectus, dated May 1, 2006 (the "Prospectus"), as supplemented from time to time. The Trust's annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus, SAI, annual or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, D.C. 20002, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, on the Trust's website at http://www.icmarc.org.

                               GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Trust's Board of Directors, and manages subadvisers who are responsible for the day-to-day investment management of and security selections for certain Funds.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
Investment Objectives & Policies...........................................      2
Comparative Indexes........................................................      3
Description of the Funds' Investments and Risks............................      4
Fund Policies and Investment Limitations...................................     13
Policy on Disclosure of Fund Portfolio Holdings............................     15
Management of the Trust....................................................     16
Compensation...............................................................     20
Ownership of Shares by Directors...........................................     21
Committees of the Board....................................................     22
Control Persons and Principal Holders of Securities........................     22
Investment Advisory and Other Services.....................................     23
Subadvisers................................................................     26
Additional Information Pertaining to the Portfolio Managers of the Funds...     33
Portfolio Transactions of the Funds........................................     52
Capital Stock and Other Securities.........................................     55
Purchases and Redemptions..................................................     57
Taxes......................................................................     58
Calculation of Performance Data............................................     61
Legal Counsel, Independent Registered Public Accounting Firm & Custodian...     64
Financial Statements.......................................................     64
Appendix - Bond Ratings....................................................    A-1
Appendix - Proxy Voting Guidelines.........................................    B-1

The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those objectives, principal investment strategies and policies set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund govern the management of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors. With the exception of the Index Funds, the investment objective of each Fund is fundamental and any material changes in a Fund's fundamental investment objectives will be subject to shareholder approval.

With the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of each Fund's assets under the terms of written investment advisory contracts with VIA and the Trust, on the behalf of the applicable Fund. Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI. Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

The Money Market Fund invests in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund advised by AIM Advisors, Inc.

The Model Portfolio and Milestone Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio and Milestone Funds currently allocate their assets among other Funds of the Trust. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

Consistent with Commodity Futures Trading Commission regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, when VIA or a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund's objective(s). A Fund will do so only if VIA or a Fund's subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Dow Jones Wilshire 5000 Composite Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; a broad measure of the U.S. equity market.

Dow Jones Wilshire 4500 Completion Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Merrill Lynch 1-3 Year Government/Corporate Bond Index - tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

Russell 1000 Value Index - consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index - consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Growth Index - consists of a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values.

The Vantagepoint 500 Stock Index and Asset Allocation Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of the McGraw-Hill Companies, Inc., nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index(R) or the Dow Jones Wilshire 5000 Composite Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Dow Jones Wilshire 4500 Completion Index and Dow Jones Wilshire 5000 Composite Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index or the Dow Jones Wilshire 5000 Composite Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Dow Jones Wilshire 4500 Completion Index, the Dow Jones Wilshire 5000 Composite Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Composite Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Dow Jones Wilshire 4500 Completion Index, Dow Jones Wilshire 5000 Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Funds for each Model Portfolio and Milestone Fund) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments, as indicated below.

Currently, the Model Portfolio and Milestone Funds expect to be fully invested in shares of underlying Funds.

ASSET-BACKED SECURITIES: The Short-Term Bond, US Government Securities, and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

CASH/CASH EQUIVALENTS: These include fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

CERTIFICATES OF DEPOSIT: Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Short-Term Bond, US Government Securities and Core Bond Index Funds may purchase collateralized mortgage obligations ("CMOs") which are mortgage-backed, investment-grade bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, referred to as tranches, and they are differentiated by the type of return. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, collateralized mortgage obligations can be quite illiquid, which can increase the cost of buying and selling them.

COMMERCIAL MORTGAGE-BACKED SECURITIES: The Short-Term Bond and Core Bond Index Funds may invest in Commercial Mortgage-Backed Securities ("CMBS"). These securities are generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities, with collateral similar to a REIT. The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS provides the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent a few projects versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

COMMERCIAL PAPER: Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONVERTIBLE SECURITIES: All Funds, except the Money Market Fund, the Short-Term Bond Fund and the US Government Securities Fund, may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

EXCHANGE-TRADED FUNDS: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, Core Bond Index, 500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the appropriate stock market index while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares may enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

          DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

          INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by a the Adviser or a subadviser, as applicable. See "Appendix A--Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

          LOWER RATED SECURITIES. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default. The Short-Term Bond, Core Bond Index, Equity Income, Growth & Income, Growth, Aggressive Opportunities, and International Funds may invest to a limited extent in high yield securities. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income securities also present risks based on payment expectations. If an issuer calls the securities for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

          PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

          LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD CURRENCY CONTRACTS: Those Funds that may invest in foreign securities may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Short-Term Bond Fund, Asset Allocation Fund, US Government Securities Fund and Core Bond Index Fund may use fixed income futures if used for relative value, cash management, hedging, and risk control and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, Asset Allocation Fund, International Fund and each of the Index Funds, except the Core Bond Index Fund, may use equity index futures, including for cash management purposes. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may use futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Exchange-traded funds ("ETFs") are investment companies that are registered under the Investment Company Act of 1940 ("1940 Act") as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

MONEY MARKET SECURITIES: Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S.

Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Fund's investment adviser or a sub-adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES: The US Government Securities and Short-Term Bond Funds invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac mortgage-backed securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. If market interest rates rise above applicable caps or maximum rates on adjustable rate mortgage securities or above the coupon rates of fixed-rate mortgage-backed securities, the market value of the mortgage-backed security likely will decline to the same extent as a conventional fixed-rate security. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

OPTIONS AND OPTIONS ON FUTURES: The Short-Term Bond Fund may write or buy options (and options on futures contracts) to obtain exposure to fixed income sectors but not for speculation. The International Fund and Aggressive Opportunities Fund may write or buy options on futures contracts for currency management. When a Fund writes an option, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

PRIVATE INVESTMENTS IN PUBLIC COMPANIES: The Aggressive Opportunities Fund may purchase securities which, while issued by a public company are purchased in a non-public transaction in reliance on an exemption from the registration requirements of the 1933 Act, such as Regulation D. At the time that the issuer sells the unregistered stock, the issuer commits to register the stock with the SEC, so that the stock may be resold to the public at a later date. The issuer commits to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

REITS: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, 500 Stock Index, Mid/Small Company Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

RESTRICTED SECURITIES: Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

RIGHTS AND WARRANTS: All Funds, except the Money Market Fund and the US Government Securities Fund, may hold rights and warrants. Rights are typically short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.


SECURITIES LENDING: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S.

government and its agencies and instrumentalities, or irrevocable letters of credit) with a value of not less than 102% of the current market value of the loaned securities for domestic securities and 105% of the current market value for foreign securities. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day's market value. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.


SWAPS: The Short-Term Bond, US Government Securities and Core Bond Index Funds may invest in swaps to manage interest rate, currency risk and credit exposure. The Fund may also enter into options on swap agreements ("swap options" - these are called "Swaptions" in the Annual Report).

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option or swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime

Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and Treasury receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agency Securities. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

WHEN-ISSUED SECURITIES: The Short-Term Bond, US Government Securities, Growth & Income, International, Core Bond Index, Equity Income, Growth and Aggressive Opportunities Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date.

YANKEE BONDS: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Short-Term Bond and Core Bond Index Funds may invest in Yankee bonds.

ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:

     -    Fund portfolio turnover.

     -    Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Trust's Board of Directors without a vote of shareholders. When calculating weighted average maturity for a Fund, average maturity is defined as the market value weighted average maturity of the bonds in a portfolio, where maturity is defined as Stated Final for bullet maturity bonds and average life for amortizing instruments, including mortgage pass-throughs, CMOs, amortizing asset-backed securities and ARMs.

In addition to investing in underlying Vantagepoint Funds, the Model Portfolio and Milestone Funds may invest in government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the 1940 Act.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

All Funds except the Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets (100% for the Money Market
Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements to invest in other funds of the Trust as described in the

Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management;
and

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets

(14) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The Short-Term Bond Fund, US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Short-Term Bond Fund's assets in bonds; of the US Government Securities Fund's assets in U.S. Government Securities; 80% of the Equity Income Fund's net assets in equity securities; and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Milestone Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund's net assets;

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9) Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14) Invest more than 25% of its assets in any single industry except to the extent that it invests in investment companies and except to the extent that underlying funds concentrate in a single industry; and

(15) Merge with another investment company without the approval of shareholders except as approved by the Fund's Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities). For purposes of determining industry concentration, the Funds use the Standard Industrial Classification Code List.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Disclosure of Fund portfolio holdings is made on a quarterly basis in the Fund's annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly-available upon filing with the SEC, and the portfolio holdings information in them is current as of approximately 60 calendar days before filing.

In addition, marketing materials and the Funds' website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds' top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings.

Selective disclosure of Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds. The Funds' portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds' investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; Directors, counsel to the Independent Directors; rating and ranking organizations; financial printers; pricing information vendors;

third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider including the Funds' investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds' investment adviser or subadvisers in the course of, or in connection with, the Funds' portfolio transactions (each, a "Service Provider" and collectively, "Service Providers"). The frequency with which Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, will vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances. Disclosure of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Funds or by a Manager, Director, Vice-President or Senior Vice-President of VIA or VTA.

Fund portfolio holdings information also may be disclosed to the Funds' Directors or to independent counsel to the Independent Directors before it is made publicly-available. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).

In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: Plexus Group, Rocaton Investment Advisers, LLC, Casey, Quirk & Acito LLC, Lipper Inc., Morningstar, Inc., Goldman Sachs & Co., Bowne & Co. Inc., FT Interactive Data Corporation, Bloomberg Financial Markets and Reuters, Inc.

It is the Funds' policy that non-public portfolio holdings information shall be disclosed only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Funds, a Fund or a Service Provider, (b) the recipient's fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).

Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described here may be made only with the prior approval of the Funds' President and the Funds' Chief Compliance Officer ("CCO"), based on (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of shareholders of the Funds; and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The CCO shall make and keep a record of all such approved disclosures.

The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and its shareholders.

In addition, the Adviser and the Funds' subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider's compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds' administrator, also are subject to periodic monitoring, review and oversight by the Funds CCO

MANAGEMENT OF THE TRUST

The Trust is governed by its Board of Directors. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Funds.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Trust are also officers of VIA or its affiliates. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust's Board of Directors.

                  INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 27 Funds. The mailing address for the Directors and executive officers of the Trust is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.


INDEPENDENT DIRECTORS

                                                                                                        OTHER
                            POSITIONS    TERM OF OFFICE                PRINCIPAL                    DIRECTORSHIPS
                            HELD WITH     AND LENGTH OF              OCCUPATION(S)                     HELD BY
      NAME AND AGE          THE TRUST      TIME SERVED          DURING PAST FIVE YEARS                 DIRECTOR
      ------------        ------------   --------------   ----------------------------------   -----------------------
N. Anthony Calhoun (58)   Director       Term expires     Retired (October, 2005- present);              N/A
                                         October, 2006    Deputy Chief Financial Officer and
                                         Director since   Treasurer--District of Columbia
                                         November, 1998   (2001-October, 2005); Deputy
                                                          Executive Director & Chief
                                                          Financial Officer--Pension Benefit
                                                          Guaranty Corp. (1993-2001)

Donna K. Gilding (65)     Chair of the   Term expires     Chief Investment Officer--                     N/A
                          Board and      October, 2006    Lowenhaupt & Chasnoff (2005-
                          Director       Director since   present) (wealth management law
                                         November, 1998   firm); Chief Investment Officer--
                                                          Progress Investment Management
                                                          Company (2001-2005); Chief
                                                          Investment Officer--New York City
                                                          Comptroller's Office (1993-2001)

Arthur R. Lynch (51)      Director       Term expires     Deputy City Manager--City of                   N/A
                                         October, 2006    Glendale, Arizona (2005-present);
                                         Director since   Chief Financial Officer--City of
                                         November, 1998   Glendale, Arizona (1985-2005)

Timothy M. O'Brien (56)   Director       Term expires     Independent Consultant (pension                N/A
                                         October, 2009    consulting) (2003-present); Chief
                                         Director since   Executive Officer--American Humane
                                         September 2005   Association (1999-2003);
                                                          Consultant--William Mercer
                                                          Consulting (investment and
                                                          fiduciary consulting) (1995-1999)

Peter Meenan (64)         Director       Term expires     Independent Consultant--(1999-2000   Trustee--Eclipse Funds,
                                         October, 2009    and 2004-present); President and     dba "Mainstay Funds"
                                         Director since   Chief Executive                      (2002-present)
                                         December, 2001   Officer--Babson--United, Inc.,       Director--Eclipse
                                                          (investment and wealth management)   Funds, Inc., dba
                                                          (2000-2004); Head of Global Funds    "MainStay Funds"
                                                          for Investment Products and          (2002-present) (18
                                                          Distribution Group--Citicorp         portfolios together)
                                                          (1995-1999).                         Trustee--New York

                                                                                                        OTHER
                            POSITIONS    TERM OF OFFICE                PRINCIPAL                    DIRECTORSHIPS
                            HELD WITH     AND LENGTH OF              OCCUPATION(S)                     HELD BY
      NAME AND AGE          THE TRUST      TIME SERVED          DURING PAST FIVE YEARS                 DIRECTOR
      ------------        ------------   --------------   ----------------------------------   -----------------------
                                                                                               Life Investment
                                                                                               Management Institutional
                                                                                               Funds (2001-2003) (3
                                                                                               portfolios)



INTERESTED DIRECTORS AND OFFICERS

                                                                                                                 OTHER
                                  POSITIONS      TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
                                  HELD WITH       AND LENGTH OF               OCCUPATION(S)                     HELD BY
    NAME, ADDRESS, AND AGE        THE TRUST        TIME SERVED           DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
    ----------------------      -------------   ----------------   ----------------------------------   ----------------------
Alison D. Rudolf (53)*          Director        Term expires       Township Manager--Lower Moreland     Director--ICMA
                                                October, 2006      Twp, PA (1982-present)               Retirement Corporation
                                                Director since                                          (2003-present);
                                                May, 2004                                               Trustee-- ICMA
                                                                                                        Retirement Trust
                                                                                                        (1997-2000)

Robin L. Wiessmann (53)         Director        Term expires       Director, Merrill, Lynch, Pierce,    Director--ICMA
                                                October, 2009      Fenner & Smith Incorporated,         Retirement Corporation
                                                Director since     (2006 to present);                   from January,
                                                November, 1998     Consultant--Brown Wiessmann Group    1994-December, 2001.
                                                                   (Financial Services Consulting)
                                                                   (2002-2006); Managing
                                                                   Director--Dain Rauscher
                                                                   (Investment Banking) (1999-2001)

Joan McCallen (53)**            President and   Since September,   Chief Executive Officer--ICMA                 N/A
                                Principal       2003               Retirement Corporation (Aug.
                                Executive                          2003-present); President and
                                Officer                            Manager--Vantagepoint Investment
                                                                   Advisers, LLC; ICMA-RC Services,
                                                                   LLC (broker-dealer); President
                                                                   and Manager--Vantagepoint Transfer
                                                                   Agents, LLC (Sept. 2003-present);
                                                                   Director and President,
                                                                   VantageTrust Company (September,
                                                                   2003-present); Executive Vice
                                                                   President and Chief Operations
                                                                   Officer ICMA--Retirement
                                                                   Corporation (1997-2003)

Bruce James Rohrbacher (53)**   Vice            Since September,   Senior Vice President and Chief              N/A
                                President and   2004               Compliance Officer--ICMA
                                Chief                              Retirement Corporation (2004 to

                                                                                                                 OTHER
                                  POSITIONS      TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
                                  HELD WITH       AND LENGTH OF               OCCUPATION(S)                     HELD BY
    NAME, ADDRESS, AND AGE        THE TRUST        TIME SERVED           DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
    ----------------------      -------------   ----------------   ----------------------------------   ----------------------
                                Compliance                         present); Senior Vice President
                                Officer                            and Chief Compliance Officer,
                                                                   Vantagepoint Investment Advisers,
                                                                   LLC (Sept. 2004-present) and
                                                                   Chief Compliance Officer, ICMA-RC
                                                                   Services, LLC (broker-dealer)
                                                                   (Sept. 2004 to present); Director
                                                                   of Compliance and Internal Audit--
                                                                   Frank Russell Company (financial
                                                                   services) (1996-2004).

Gerard P. Maus (55)**           Treasurer and   Since December,    Senior Vice President and Chief              N/A
                                Principal       2004               Financial Officer ICMA Retirement
                                Financial                          Corporation (Nov. 2004 to
                                Officer                            present); Senior Vice President
                                                                   and Treasurer--Vantagepoint
                                                                   Investment Advisers, LLC (Dec.
                                                                   2004-present); Manager and
                                                                   Treasurer, Vantagepoint Transfer
                                                                   Agents, LLC and ICMA-RC Services,
                                                                   LLC (broker-dealer) (Dec.
                                                                   2004-present); Chief Financial
                                                                   Officer and Chief Administrative
                                                                   Officer--SoundView Technology
                                                                   Group (Nov. 2002-Nov. 2004);
                                                                   Chief Financial Officer,
                                                                   Treasurer, Director,
                                                                   Member--SoundView Technology Group
                                                                   Internal Companies (Nov.
                                                                   2002-Nov. 2004); Chief Operating
                                                                   Officer-- Advanced Technology
                                                                   Ventures (Apr. 2001-Feb. 2002);
                                                                   Chief Financial Officer, Chief
                                                                   Administrative Officer--State
                                                                   Street Research & Management Co.
                                                                   (1993-2001); Treasurer--SSRM
                                                                   Family of Funds (1993-2001);
                                                                   Chairman, Director--SSRM Family of
                                                                   Funds (May 2000-Nov. 2000);
                                                                   Director--SSRM Internal Companies
                                                                   (1993-2001);

                                                                                                                 OTHER
                                  POSITIONS      TERM OF OFFICE                 PRINCIPAL                    DIRECTORSHIPS
                                  HELD WITH       AND LENGTH OF               OCCUPATION(S)                     HELD BY
    NAME, ADDRESS, AND AGE        THE TRUST        TIME SERVED           DURING PAST FIVE YEARS          DIRECTOR OR OFFICER
    ----------------------      -------------   ----------------   ----------------------------------   ----------------------
Paul Gallagher (46)**           Secretary       Since November,    Senior Vice President and General            N/A
                                                1998               Counsel--ICMA Retirement
                                                                   Corporation (2004-present); Vice
                                                                   President and General
                                                                   Counsel--ICMA Retirement
                                                                   Corporation (1998-2003); Senior
                                                                   Vice President and
                                                                   Secretary--Vantagepoint Investment
                                                                   Advisers, LLC, Vantagepoint
                                                                   Transfer Agents, LLC and ICMA-RC
                                                                   Services, LLC (broker-dealer)
                                                                   (1999-present).

* Ms. Rudolf is considered an interested Director because she is a director of ICMA-RC. Ms. Wiessmann is considered an interested person because of her position with a broker dealer who has previouslyand may in the future execute fund trades.


** Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are considered to be "interested persons" of the Trust, as that term is defined under the 1940 Act due to their positions as officer s of VIA and IMCA-RC Services LLC ("RC Services") the distributor of the Funds, and ICMA-RC, the parent company of VIA and RC Services..


COMPENSATION

Directors are paid a quarterly retainer of their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, and the chairperson of the Board of Directors is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each Director is paid a per meeting fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

Finally, at the conclusion of each calendar year, a stipend is paid to each Director of the Funds who attended all "in-person" regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The Trust pays a portion of the cash compensation of Mr. Bruce James Rohrbacher for his services as CCO. ICMA-RC, VIA's parent company, also compensates Mr. Rohrbacher for serving as its Chief Compliance Officer, as well as VIA's Chief Compliance Officer. The amount paid by the Trust during the year ended December 31, 2005 totaled $243,558.

The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2005.


      NAME OF PERSON        AGGREGATE COMPENSATION
  INDEPENDENT DIRECTORS           FROM FUNDS
  ---------------------     ----------------------
   N. Anthony Calhoun               $17,498
   Donna K. Gilding                 $17,371
   Arthur R. Lynch                  $16,332
   Eddie N. Moore, Jr*.             $ 7,297
   Peter Meenan                     $15,185
   Timothy M. O'Brien**             $ 7,100
INTERESTED DIRECTOR
   Alison D. Rudolf***          Not applicable
   Robin L. Wiessmann****           $11,940


*    Effective June 30, 2005, Eddie N. Moore no longer served as a Director.

**   Timothy M. O'Brien began serving on the Board of Directors in September
     2005.

*** Ms. Rudolf declined to receive compensation for the year ended December 31, 2005.

**** Ms. Wiessmann was determined to be an interested director as of February
     14, 2006.

                    OWNERSHIP OF FUND SHARES BY THE DIRECTORS

The following table represents Fund shares owned by the Directors as of December 31, 2005 :

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL
                                                                     REGISTERED INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE    OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                           FUNDS                         OF INVESTMENT COMPANIES
----------------         -----------------------------------------   -------------------------------
INDEPENDENT DIRECTORS
   N. Anthony Calhoun    -0-                                         None
   Donna K. Gilding      -0-                                         None
   Arthur R. Lynch       Aggressive Opportunities Fund --            Over $100,000
                         $10,001-$50,000; Growth Fund --
                         $50,001-$100,000; Growth & Income Fund --
                         $10,001-$50,000; Model Portfolio
                         Traditional Growth Fund -- $1-$10,000;
                         Model Portfolio Long-Term Growth Fund --
                         over $100,000; Model Portfolio All-Equity
                         Growth Fund -- $1-$10,000.
   Peter Meenan          -0-                                         None
   Timothy M. O'Brien*   -0-                                         None
   Robin L. Wiessmann    -0-                                         None
INTERESTED DIRECTOR
   Alison D. Rudolf      Model Portfolio Long-Term Growth Fund -     Over $100,000
                         Over $100,000; Model Portfolio
                         Conservative Growth Fund --
                         $50,001-$100,000.

*    Timothy M. O'Brien began serving on the Board of Directors in September
     2005.

As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).

                             COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee and Investment Committee.

The members of the Audit Committee are: Arthur R. Lynch, Timothy M. O'Brien and
N. Anthony Calhoun. The Board of Directors has determined that Messrs. Lynch and Calhoun are "audit committee financial experts" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met four times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee met five times during the past fiscal year.

The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun. The Investment Committee has been delegated the authority to approve the reallocation of the assets of a given Fund among one or more subadvisers that have an existing subadvisory agreement with respect to the Fund when a reallocation recommendation is presented to the Investment Committee by VIA, such as prior to a meeting of the Board of Directors. The Investment Committee also reviews recommendations from VIA for subadviser replacements if requested by VIA. The Investment Committee did not meet during the past fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A majority of the voting shares of each Fund are held, either directly, or indirectly, through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by the VantageTrust Company ("Trust Company"), 777 N. Capitol Street, Washington, D.C. 20002. The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by the Funds' Adviser and is therefore considered a "control" person of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds' Adviser are wholly-owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust and by employer clients that have adopted the VantageTrust as of March 31, 2006:

Money Market                           44.21%
Short-Term Bond                        84.71%
US Government Securities               94.74%
Asset Allocation                       97.90%
Equity Income                          94.56%
Growth & Income                        94.39%
Growth                                 98.11%
Aggressive Opportunities               96.96%
International                          95.91%
Core Bond Index  Class I               91.95%
Core Bond Index Class II              100.00%
500 Stock Index Class I                89.87%
500 Stock Index Class II              100.00%
Broad Market Index Class I             91.64%
Broad Market Index Class II            93.84%
Mid/Small Co. Index Class I            86.95%
Mid/Small Co. Index Class II          100.00%
Overseas Index Class I                 88.49%
Overseas Index Class II               100.00%
Model Portfolio Savings Oriented       88.80%
Model Portfolio Conservative Growth    90.90%
Model Portfolio Traditional Growth     95.44%
Model Portfolio Long-Term Growth       97.04%
Model Portfolio All-Equity Growth      94.96%
Milestone Retirement Income            80.62%
Milestone 2010                         90.66%
Milestone 2015                         91.65%
Milestone 2020                         93.71%
Milestone 2025                         90.89%
Milestone 2030                         90.89%
Milestone 2035                         88.01%
Milestone 2040                         82.23%


INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Funds, including the Model Portfolio and Milestone Funds, pursuant to Master Advisory Agreements (each an "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio and Milestone Funds. VIA furnishes periodic reports to the Trust's Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                  ADVISORY FEE

Name of Fund                                Advisory Fee
------------                                ------------
Each Fund except the
Model Portfolio Funds and
Index Funds                            0.10% on all assets

Each Index Fund                        0.05% on all assets
Each Model Portfolio        0.10% on the first $500 million of assets
                               0.09% on the next $500 million to $1
                                        billion of assets
                                 0.08% over $1 billion of assets

VIA received the following investment advisory fees for the fiscal years ended December 31, 2003, 2004 and 2005:


ADVISORY FEE PAID                        2003         2004         2005
-----------------                     ----------   ----------   ----------
Money Market                          $  121,578   $  106,167   $  128,127
Short-Term Bond                          505,321      674,545      512,415
US Government Securities                 225,600      169,469      157,224
Asset Allocation                         679,463      773,116      761,917
Equity Income                            625,743      913,950    1,171,519
Growth & Income                          586,001      815,070      931,618
Growth*                                2,240,071    2,797,548    2,755,099
Aggressive Opportunities                 680,259    1,027,552    1,156,510
International                            312,655      515,978      621,765
Core Bond Index                          278,071      315,160      482,930
500 Stock Index                          120,736      163,105      174,997
Broad Market Index                       214,210      276,094      295,022
Mid/Small Company Index                   32,868       61,911       73,582
Overseas Equity Index                     25,314       28,670       38,326
Model Portfolio Savings Oriented         173,411      225,400      268,850
Model Portfolio Conservative Growth      308,198      414,951      485,874
Model Portfolio Traditional Growth       622,976      876,522    1,007,145
Model Portfolio Long-Term Growth         612,219      895,296    1,047,011
Model Portfolio All-Equity Growth         75,327      161,981      241,166
Milestone Retirement Income                  N/A          N/A        5,771
Milestone 2010**                             N/A          N/A       13,047
Milestone 2015**                             N/A          N/A       17,945
Milestone 2020**                             N/A          N/A       11,535
Milestone 2025**                             N/A          N/A        7,918
Milestone 2030**                             N/A          N/A        3,703
Milestone 2035**                             N/A          N/A        1,792
Milestone 2040**                             N/A          N/A        1,105


* VIA waived $101,753 and $54,663 of its fee for the Growth Fund for the fiscal years ended December 31, 2004 and 2005, respectively.

** From January 3, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund's average daily net assets on an annualized basis. For the year ended December 31, 2005, VIA reimbursed each Fund as follows:


Milestone Retirement Income   $72,617
Milestone 2010                $72,888
Milestone 2015                $72,212
Milestone 2020                $72,558
Milestone 2025                $72,314
Milestone 2030                $72,673
Milestone 2035                $72,946
Milestone 2040                $72,961

VIA or its broker-dealer affiliate, RC Services provides all distribution and marketing services for the Funds. RC Services as distributor of the Funds receives no compensation for its services. Vantagepoint Transfer Agents, LLC. ("VTA"), an affiliate of VIA, is the Funds' designated transfer agent and pursuant to a Transfer Agency and Administrative Services Agreement also provides certain transfer agency and administrative shareholder support services for the Funds related to the retirement plans investing in the Funds. VTA provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                         FUND                            FEE
                         ----                           ----
All Funds except the Index Funds, the Model Portfolio
   Funds and the Milestone Funds                        0.35%
                     Index Funds
                       Class I                          0.30%
                       Class II                         0.10%
         Model Portfolio and Milestone Funds            None

VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2003, 2004 and 2005:


AMOUNT RECEIVED                          2003          2004         2005
---------------                       ----------   -----------   ----------
Money Market                          $  425,524   $   371,583   $  448,445
Short-Term Bond                        1,768,623     2,360,907    1,793,452
US Government Securities                 789,598       593,143      550,284
Asset Allocation                       2,378,119     2,705,905    2,666,711
Equity Income                          2,190,100     3,198,824    4,100,317
Growth & Income                        2,051,005     2,852,744    3,260,664
Growth                                 7,840,249    10,147,552    9,834,168
Aggressive Opportunities               2,380,908     3,596,432    4,047,786
International                          1,094,293     1,805,922    2,176,178
Core Bond Index                        1,365,329     1,600,383    2,555,873
500 Stock Index                          439,260       582,217      567,802
Broad Market Index                       854,596     1,063,364    1,011,692
Mid/Small Company Index                  133,105       243,371      265,641
Overseas Equity Index                    132,655       117,092      132,697
Model Portfolio Savings Oriented             N/A           N/A          N/A
Model Portfolio Conservative Growth          N/A           N/A          N/A
Model Portfolio Traditional Growth           N/A           N/A          N/A
Model Portfolio Long-Term Growth             N/A           N/A          N/A
Model Portfolio All-Equity Growth            N/A           N/A          N/A
Milestone Retirement Income                  N/A           N/A          N/A
Milestone 2010                               N/A           N/A          N/A
Milestone 2015                               N/A           N/A          N/A
Milestone 2020                               N/A           N/A          N/A
Milestone 2025                               N/A           N/A          N/A
Milestone 2030                               N/A           N/A          N/A
Milestone 2035                               N/A           N/A          N/A
Milestone 2040                               N/A           N/A          N/A


The advisory fee, transfer agency and administrative services fee are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The address for VIA, RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, D.C. 20002.

The Trust, VIA, RC Services and each subadviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT") wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions. IBT has received the following fees for these services for the fiscal years ended 2003, 2004 and 2005:

                                2003       2004       2005
                              --------   --------   --------
Money Market                  $ 24,075   $ 20,448   $ 19,409
Short-Term Bond                 95,843    136,631    105,133
US Government                   44,267     34,469     32,314
Asset Allocation               130,653    154,927    156,399
Equity Income                  118,589    180,069    235,692
Growth and Income              111,009    161,571    188,325
Growth                         428,427    577,806    576,524
Aggressive Opportunities       127,427    203,719    234,297
International                   59,234    101,113    125,335
Core Bond Index                 94,188    117,935    194,524
500 Stock Index                 40,111     62,212     71,471
Broad Market Index              71,621    105,494    120,288
Mid/Small Co. Index             10,617     23,513     29,542
Overseas Equity Index            8,328     10,888     15,324
Savings Oriented                29,139     36,568     41,197
Conservative Growth             51,606     68,669     74,447
Traditional Growth             104,032    144,976    157,789
Long-Term Growth               101,434    148,033    164,258
All-Equity Growth               12,079     25,347     36,145
Milestone Retirement Income        N/A        N/A     12,419
Milestone 2010                     N/A        N/A     12,419
Milestone 2015                     N/A        N/A     12,419
Milestone 2020                     N/A        N/A     12,419
Milestone 2025                     N/A        N/A     12,419
Milestone 2030                     N/A        N/A     12,419
Milestone 2035                     N/A        N/A     12,419
Milestone 2040                     N/A        N/A     12,419

                                   SUBADVISERS

The day-to-day investment management of certain Funds' assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


GlobeFlex Capital, LP, ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the International Fund. GlobeFlex is organized as a California partnership with its general partner being Ansmar Capital, Inc., a Delaware corporation controlled by Marina Marelli and Robert Anslow.



Goldman Sachs Asset Management, L.P. ("GSAM") 32 Old Slip, 32nd Floor, New York, New York, 10005, serves as a subadviser to the Growth Fund. GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc., a publicly-traded, global financial services company.



Legg Mason Capital Management, Inc. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, serves as subadviser to the Growth and Aggressive Opportunities Funds. LMCM is wholly owned by Legg Mason, Inc., a publicly-traded, global financial servies company.


Mellon Capital Management Corporation ("Mellon Capital Management"), 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation, US Government Securities, and Index Funds. Mellon Capital Management is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded financial services and bank holding company.

Payden & Rygel, 333 S. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Short-Term Bond Fund. The firm is a privately held independent investment management organization owned by fifteen senior employees who are actively involved in the day-to-day operations of the firm.

Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California, 93013, serves as subadviser to the Short-Term Bond Fund. The firm is owned 100% by William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer.

Southeastern Asset Management ("Southeastern"), 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.


TimesSquare Capital Management, LLC, ("TimesSquare") Four Times Square, 25th Floor, New York, New York 10036, serves as a subadviser to the Aggressive Opportunities Fund. TimesSquare is owned by its senior executives and Affiliated Managers Group, Inc. which is a publicly-traded asset management holding company.

Tukman Capital Management ("Tukman"), 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman, and Vice President, Dan Grossman.


Walter Scott & Partners Limited ("Walter Scott"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, serves as a subadviser to the International Fund. Walter Scott is organized as a corporation in Scotland, United Kingdom. The corporation is privately held and is controlled by Dr. Walter Scott.


Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income Fund. Wellington Management is a Massachusetts limited liability partnership.

Westfield Capital Management Company, LLC ("Westfield") One Financial Center, Boston Massachusetts, 02111, serves as a subadviser to the Growth Fund. Westfield is wholly-owned by Boston Private Financial Holdings, Inc., a publicly-traded, wealth management company.

Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2003, 2004 and 2005 are set forth below.

                                        AMOUNT     AMOUNT     AMOUNT
                      ASSETS             PAID       PAID       PAID
FUND/SUBADVISER(1)    MANAGED    FEE   12/31/03   12/31/04   12/31/05
------------------   --------   ----   --------   --------   --------
MONEY MARKET FUND    Flat Fee   0.12%     N/A        N/A        N/A

(1.) AIM Advisors, Inc. (adviser to AIM Short-Term Investments Trust Liquid
     Assets Portfolio) is not a subadviser to the Money Market Fund and the fee set forth above is the expense ratio of the Short-Term Investment Trust Liquid Assets Portfolio.

                                                AMOUNT     AMOUNT     AMOUNT
                            ASSETS               PAID       PAID       PAID
FUND/SUBADVISER(2)          MANAGED     FEE    12/31/03   12/31/04   12/31/05
------------------       -----------   -----   --------   --------   --------
SHORT-TERM BOND FUND
SUBADVISER(S)

Pacific Investment
Management Company LLC   Flat Fee       0.25%  $389,895   $525,336        N/A

Payden & Rygel           First $200
                         million        0.10%  $195,279   $198,923   $241,854
                         Next $100
                         million        0.09%
                         Over $300
                         million        0.08%

STW                      First $130
                         million        0.25%       N/A        N/A   $422,757
                         Next $370
                         million       0.125%
                         Next $500
                         million        0.10%
                         Over $1,000
                         million        0.08%

Wellington Management    First $100
                         million        0.25%   $333,582   $371,851        N/A
                         Over $100
                         million        0.15%

(2.) Prior to November 8, 2004 the name of the Fund was the Income Preservation
     Fund and the Fund had a different investment objective, as well as different risks, strategies and certain subadvisers. Pacific Investment Management Company, LLC and Wellington Management Company, LLP served as subadvisers until September 2, 2004. STW Fixed Income Management, Ltd. began serving as a subadviser to the Fund on November 8, 2004 and the Fund accrued fees in the amount of $67,713 for services provided in 2004.

                                                 AMOUNT     AMOUNT     AMOUNT
                              ASSETS              PAID       PAID       PAID
FUND/SUBADVISER(3)            MANAGED    FEE    12/31/03   12/31/04   12/31/05
------------------          ----------   ----   --------   --------   --------
US GOVERNMENT SECURITIES
FUND
SUBADVISER(S)

Mellon Capital Management   First $100
                            million      0.06%       N/A    $45,472    $90,032
                            Over $100
                            million      0.05%

Seix Investment Advisers,   First $150
Inc.                        million      0.10%  $213,528    $46,799        N/A
                            Over $150
                            million      0.08%

(3.) Seix Invesment Advisers, Inc. served as a subadviser until December 2003 and received fees in 2004 for services provided in 2003. Mellon Capital Management began serving as subadviser to the Fund in December 2003.

                                                  AMOUNT       AMOUNT       AMOUNT
                              ASSETS               PAID         PAID         PAID
FUND/SUBADVISER               MANAGED     FEE    12/31/03     12/31/04     12/31/05
---------------             ----------   ----   ----------   ----------   ----------
ASSET ALLOCATION FUND
SUBADVISER(S)

Mellon Capital Management   First $200
                            million      0.375% $1,600,218   $1,749,458   $1,752,022
                            Next $300
                            million       0.20%
                            Over $500
                            million       0.15%

                                                   AMOUNT       AMOUNT       AMOUNT
                              ASSETS                PAID         PAID         PAID
FUND/SUBADVISER(4)            MANAGED     FEE     12/31/03     12/31/04     12/31/05
------------------          ----------   -----   ----------   ----------   ----------
EQUITY INCOME FUND
SUBADVISER(S)

BHMS                        First $10
                            million       0.75%  $  572,639   $  775,106   $  968,978
                            Next $15
                            million       0.50%
                            Next $175
                            million       0.25%
                            Next $600
                            million       0.20%
                            Next $200
                            million       0.15%
                            Over $1
                            billion       0.13%

Southeastern                First $50
                            million       0.75%  $1,135,514   $1,498,093   $1,802,765
                            Over $50
                            million       0.50%

T. Rowe Price               First $250
                            million       0.40%  $  768,908   $  803,880   $1,782,992
                            Next $250
                            million      0.375%
                            Over $500
                            million       0.35%

(4.) T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $17,715, $42,309, and $93,842 for the fiscal years ended December 31, 2003, 2004 and 2005. Prior to January 1, 2006, T. Rowe Price's subadvisory fees with respect to the Fund were: 0.40% on the first $500 million and 0.375% over $500 million.

FUND/SUBADVISER(5)
GROWTH & INCOME FUND                                           AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                       ASSETS MANAGED      FEE      12/31/03      12/31/04      12/31/05
--------------------             -------------------   -----   -----------   -----------   -----------
Capital Guardian                 First $25 million      0.55%    $500,217      $479,768     $  896,932
                                 Next $25 million       0.40%
                                 Over $50 million      0.225%
T. Rowe Price                    First $250 million     0.40%     713,887      $725,475     $1,398,581
                                 Next $250 million     0.375%
                                 Over $500 million      0.35%
Wellington Management            First $50 million      0.40%    $558,010      $757,524     $  863,285
                                 Next $50 million       0.30%
                                 Over $100 million      0.25%

(5.) A minimum fee of $167,500 is payable to Capital Guardian Trust Company.

T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $16,527, $38,183, and $73,610 for the fiscal years ended December 31, 2003, 2004 and 2005. Prior to January 1, 2006, T. Rowe Price's subadvisory fees with respect to the Fund were: 0.40% on the first $500 million and 0.375% over $500 million.


FUND/SUBADVISER(6)
GROWTH FUND                                                    AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                       ASSETS MANAGED      FEE      12/31/03      12/31/04      12/31/05
------------------               -------------------   -----   -----------   -----------   -----------
Barclays Global Fund Advisors    First $1 billion      0.015%   $   10,328    $    3,556        N/A
                                 Over $1 billion        0.01%
Brown Capital Management, Inc.   First $50 million      0.50%   $1,440,038    $1,860,930    $1,234,217
                                 Next $50 million       0.40%
                                 Next $100 million      0.30%
                                 Next $300 million      0.25%
                                 Over  $500 million     0.20%
FMR                              First $25 million      0.80%   $3,753,791    $4,671,943    $4,051,577
                                 Over $25 million       0.60%
Peregrine                        First $700 million     0.36%   $2,535,950    $2,713,136    $2,678,504
                                 Over $700 million      0.20%
Tukman                           If average daily               $2,394,389    $3,344,323    $3,033,300
                                 net assets are
                                 below $600 million     0.50%
                                 If average daily
                                 net assets are
                                 above $600 million,
                                 First $20 million      1.00%
                                 Next $480 million      0.50%
                                 Next $500 million      0.40%
                                 Over $1 billion        0.30%
LMCM                             First $200 million     0.40%      N/A           N/A        $  510,778
                                 Over $200 million      0.38%

                                                            AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
FUND/SUBADVISER(6)                ASSETS MANAGED      FEE     12/31/03      12/31/04      12/31/05
------------------              ------------------   ----   -----------   -----------   -----------
Westfield                       First $300 million   0.35%      N/A           N/A         $444,998
                                Over $300 million    0.30%
GSAM                            First $50 million    0.30%      N/A           N/A         $273,880
                                Next $100 million    0.23%
                                Over $150 million    0.20%

(6.) Barclays Global Fund Advisors served as a subadviser to the Fund until December 2003 and received fees in 2004 for services provided in 2003.

Brown Capital Management, Inc. was terminated as a subadviser on May 23, 2005. At a meeting held on May 20, 2005, the Board of Directors approved a lower subadvisory fee for Peregrine. The fee schedule became effective May 23, 2005. Prior to that date, Peregrine was entitled to fees based on the following schedule: 0.60% on the first $25 million, 0.48% on the next $25 million and 0.40% of assets over $50 million. LMCM, Westfield and GSAM began serving the Fund as subadvisers on May 23, 2005.

FUND/SUBADVISER(7)
AGGRESSIVE OPPORTUNITIES FUND                               AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED      FEE     12/31/03      12/31/04      12/31/05
-----------------------------   ------------------   ----   -----------   -----------   -----------
Southeastern                    First  $50 million   0.75%   $1,702,391    $2,483,209    $2,835,007
                                Over $50 million     0 50%
T. Rowe Price                   First $500 million   0.60%   $  709,248    $1,403,889    $2,643,034
                                Over $500 million    0.55%
Wellington Management           First $100 million   0.75%   $1,461,029    $2,261,945    $2,612,168
                                Over $100 million    0.65%
LMCM                            First $200 million   0.40%      N/A           N/A           N/A
                                Over $200 million    0.38%
TimesSquare                     First $300 million   0.50%      N/A           N/A           N/A
                                Next $200 million    0.47%
                                Over $500 million    0.45%
Roxbury Capital Managment       First $20 million    0.75%   $  522,574       N/A           N/A
                                Next $130 million    0.65%
                                Next $100 million    0.60%
                                Over $250 million    0.55%

(7.) Roxbury Capital Management served as a subadviser until March 2003. The fee schedule for Southeastern became effective February 1, 2006.

Prior to that date the fee schedule was as follows: 0.875% on the first $100 million and 0.750% over $100 million. From June 7, 2004 through January 25, 2006, Wellington Management International Ltd served as a sub-subadviser to this Fund, and was compensated from fees paid to Wellington Management. T. Rowe Price became a subadviser in March 2003. T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. The waiver equaled $29,127, $73,889, and $139,107 for the fiscal years ended December 31, 2003, 2004 and 2005. LMCM and TimesSquare began serving as subadvisers on January 25, 2006.

FUND/SUBADVISER(8)
INTERNATIONAL FUND                                            AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED       FEE      12/31/03      12/31/04      12/31/05
------------------             -------------------   ------   -----------   -----------   -----------
Capital Guardian               First $25 million       0.75%   $  686,206    $  761,273    $1,523,685
                               Next $25 million        0.60%
                               Next $200 million      0.425%
                               Over $250 million      0.375%
Artisan Partners               Flat Fee                0.70%   $1,031,985    $1,683,153    $2,118,863
GlobeFlex                      Flat Fee                0.40%      N/A           N/A           N/A
Walter Scott                   First $100 million      0.60%      N/A           N/A           N/A
                               Over $100 million       0.50%

(8.) A minimum fee of $337,500 is payable to Capital Guardian. GlobeFlex and Walter Scott began serving as subadvisers on January 3, 2006.

FUND/SUBADVISER(9)
CORE BOND INDEX FUND                                          AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED       FEE      12/31/03      12/31/04      12/31/05
--------------------           -------------------   ------   -----------   -----------   -----------
Mellon Capital Management      First $50 million       0.05%      N/A         $46,232       $190,630
                               Next $50 million        0.04%
                               Over $100 million       0.02%

FUND/SUBADVISER(9)
500 STOCK INDEX FUND                                          AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED       FEE      12/31/03      12/31/04      12/31/05
--------------------           -------------------   ------   -----------   -----------   -----------
Mellon Capital Management      First $50 million       0.04%      N/A         $38,632       $72,312
                               Next $50 million        0.03%
                               Next $900 million      0.015%
                               Over $1,000 million     0.01%

FUND/SUBADVISER(9)
BROAD MARKET INDEX FUND                                       AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED       FEE      12/31/03      12/31/04      12/31/05
-----------------------        -------------------   ------   -----------   -----------   -----------
Mellon Capital Management      First $50 million       0.05%      N/A         $69,585       $130,066
                               Next $50 million        0.04%
                               Next $900 million     0.0175%
                               Over $1,000 million     0.01%

FUND/SUBADVISER(9)
MID/SMALL COMPANY INDEX FUND                                  AMOUNT PAID   AMOUNT PAID   AMOUNT PAID
SUBADVISER(S)                     ASSETS MANAGED       FEE      12/31/03      12/31/04      12/31/05
----------------------------   -------------------   ------   -----------   -----------   -----------
Mellon Capital Management      First $50 million       0.07%      N/A         $39,597       $73,389
                               Next $50 million        0.06%
                               Next $900 million       0.02%
                               Over $1,000 million     0.01%

                                                           AMOUNT     AMOUNT     AMOUNT
                                                            PAID       PAID       PAID
FUND/SUBADVISER(9)             ASSETS MANAGED      FEE    12/31/03   12/31/04   12/31/05
------------------           ------------------   -----   --------   --------   --------
OVERSEAS EQUITY INDEX FUND
SUBADVISER(S)
Mellon Capital               First  $50 million   0.10%      N/A      $27,957    $63,757
Management                   Over $50 million     0.06%

(9.) Mellon Capital Management began serving as subadviser to the Index Funds on March 8, 2004.

INDEX FUNDS               ADVISORY AND ADMINISTRATIVE FEES     2003       2004
-----------               --------------------------------   --------   --------
Core Bond Index Fund      0.08%**                            $450,908   $85,295
500 Stock Index Fund      0.05%**                            $125,463   $29,334
Broad Market Index Fund   0.08%**                            $356,607   $80,982
Mid/Small Company Index   0.10%**                            $ 70,712   $21,779
Overseas Equity Index     First $1 Billion 0.25%**           $133,994   $31,392
                          Over $1 Billion 0.17%

** Prior to March 8, 2004, the Index Funds operated under a master-feeder arrangement. Under that arrangement each Index Fund was structured as a "feeder fund" and invested all of its assets in a corresponding portfolio of the Master Investment Portfolios. When the Index Funds were invested in the Master Investment Portfolios, Barclays Global Fund Advisors ("BGFA") was entitled to receive monthly fees from the Master Investment Portfolios. The fees set forth above reflect the rate of fees for services paid to BGFA for the applicable MIP. The Index Funds no longer invest in the Master Investment Portfolios advised by BGFA.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

The following represents additional information regarding other accounts managed by each Fund's portfolio manager(s) as of December 31, 2005, as well as information relating to portfolio manager compensation, potential conflicts of interest and ownership of shares.

ARTISAN PARTNERS

Other accounts managed by portfolio manager(s):

                      REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                            COMPANIES                 VEHICLES              OTHER ACCOUNTS
                     ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                 TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)           NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------       ------   -------------    ------   -------------   ------   -------------
INTERNATIONAL FUND
   Mark Yokey          6*        $14,013*         1         $265.1        32         $8,072

* One of these accounts with assets of $451 million has an advisory fee based upon performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Vantagepoint International Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

Artisan Partners' goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

COMPENSATION OF PORTFOLIO MANAGERS

Artisan Partners has designed a partnership participation, compensation, and management structure to attract and retain key personnel. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients.

Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

BHMS

Other accounts managed by portfolio manager(s):

                           REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                 COMPANIES                 VEHICLES              OTHER ACCOUNTS
                          ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------            ------   -------------    ------   -------------   ------   -------------
EQUITY INCOME FUND
   Richard A. Englander      0              0           0             0        25        $3,097.5
   Robert J. Chambers       10         $734.9           2        $675.7        80        $3,048.4

POTENTIAL CONFLICTS OF INTEREST

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account including mutual fund accounts. BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION OF PORTFOLIO MANAGERS

In addition to base salary, all BHMS portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all of our large cap portfolio managers are partners of the firm and receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

CAPITAL GUARDIAN

Other accounts managed by portfolio manager(s):

                          REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                COMPANIES                 VEHICLES              OTHER ACCOUNTS
                         ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                     TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)               NUMBER   (IN BILLIONS)    NUMBER   (IN BILLIONS)   NUMBER   (IN BILLIONS)
--------------           ------   -------------    ------   -------------   ------   -------------
GROWTH & INCOME FUND
   Terry Berkemieer(1)      7         $ 4.02          9         $ 5.49        159       $ 47.29
   Michael Ericksen(2)     11         $ 4.78         23         $17.61        390       $109.14
   David Fisher(3)         22         $21.68         33         $46.79        324       $103.73
   Karen Miller(4)         13         $ 5.76         15         $ 2.70        101       $ 23.60
   Ted Samuels(5)          11         $ 5.61         10         $ 5.35        447       $ 35.07
   Gene Stein(6)           11         $ 5.34         14         $ 6.79        141       $ 43.39
   Alan Wilson(7)          10         $ 6.61          8         $ 2.13         97       $ 27.20

1. Thirteen other accounts with aggregate assets of $7.22 billion have advisory fees based on performance.

2. Fifty-eight other accounts with aggregate assets of $24.79 billion have advisory fees based on performance.

3. One registered investment company with assets of $0.87 billion, three other pooled investment vehicles with aggregate assets of $0.63 billion and fourteen other accounts with aggregate assets of $9.39 billion have advisory fees based on performance.

4. Three other accounts with aggregate assets of $2.85 billion have advisory fees based on performance.

5. Four other accounts with aggregate assets of $3.01 billion have advisory fees based on performance.

6. Eight other accounts with aggregate assets of $6.42 billion have advisory fees based on performance.

7. Six other accounts with aggregate assets of $3.54 billion have advisory fees based on performance.

                           REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                 COMPANIES                 VEHICLES              OTHER ACCOUNTS
                          ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                NUMBER   (IN BILLIONS)    NUMBER   (IN BILLIONS)   NUMBER   (IN BILLIONS)
--------------            ------   -------------    ------   -------------   ------   -------------
INTERNATIONAL FUND
   David Fisher(1)          22*       $21.66*         33         $46.79        324       $103.73
   Arthur Gromadzki(2)      11*       $ 4.42*          9         $26.61        147       $ 46.94
   Richard Havas(3)         12*       $ 4.64*         22         $35.05        225       $ 76.35
   Seung Kwak(4)            11*       $ 4.42*         10         $26.76        139       $ 44.32
   Nancy Kyle(5)            13*       $16.91*         28          43.38        181       $ 60.94
   John Mant(6)             11*       $ 4.42*         13         $30.90        204       $ 60.13
   Christopher Reed(7)      12*       $ 4.64*         14         $30.63        231       $ 67.23
   Lionel Sauvage(8)        12*       $ 4.64*         20         $36.29        261       $ 88.99
   Nilly Sikorsky(9)        12*       $ 4.64*         26         $40.72        475       $136.39
   Rudolf Staehelin(10)     12*       $ 4.64*         21         $39.92        337       $ 95.87

* One registered investment company with assets of $0.87 billion has an advisory fee based on performance.

1. Three other pooled investment vehicles with aggregate assets of $0.63 billion and fourteen other accounts with aggregate assets of $9.39 billion have advisory fees based on performance.

2. Fourteen other accounts with aggregate assets of $6.43 billion have advisory fees based on performance.

3. Twelve other accounts with aggregate assets of $6.77 billion have advisory fees based on performance.

4. Eight other accounts with aggregate assets of $7.31 billion have advisory fees based on performance.

5. Ten other accounts with aggregate assets of $6.48 billion have advisory fees based on performance.

6. Fourteen other accounts with aggregate assets of $5.85 billion have advisory fees based on performance.

7. Thirty-two other accounts with aggregate assets of $13.84 billion have advisory fees based on performance.

8. Twenty other accounts with aggregate assets of $9.43 billion have advisory fees based on performance.

9. Three other pooled investment vehicles with aggregate assets of $0.63 billion and seventy-two other accounts with aggregate assets of $30.28 billion have advisory fees based on performance.

10. Thirty-one other accounts with aggregate assets of $14.11 billion have advisory fees based on performance.

POTENTIAL CONFLICTS OF INTEREST

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION OF PORTFOLIO MANAGERS

At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the International Fund, as applicable, are as follows: adjusted MSCI EAFE Index; adjusted Lipper International Index; adjusted MSCI Europe Index; adjusted MSCI Japan Index; and a customized index based on the information provided by various third party consultants

The benchmarks used to measure performance of the portfolio managers for the Growth & Income Fund include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

FMR

Other accounts managed by portfolio manager(s):

                  REGISTERED INVESTMENT        OTHER POOLED
                        COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                 ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO             TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)       NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------   ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Neal Miller     1*        $3,478*         1         $1,585         8             $3,906

*    This account has an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the FMR's Code of Ethics.

COMPENSATION OF PORTFOLIO MANAGERS

Neal Miller is the portfolio manager of Growth Fund and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the S&P 500 Index and the fund's pre-tax investment performance within the Lipper Capital Appreciation Objective and the Morningstar Large Cap Blend, Large Cap Growth, Large Cap Value, Mid Cap Blend, Mid Cap Growth and Mid Cap Value Categories. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.


GLOBEFLEX

Other accounts managed by portfolio manager(s):

                      REGISTERED INVESTMENT        OTHER POOLED
                            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                     ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                 TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)           NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------       ------   -------------   ------   -------------   ------   -------------
INTERNATIONAL FUND
   Robert Anslow        0          N/A           2          $244         47*       $2,383*

* Eleven of these accounts with aggregate assets of $644 million have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

GlobeFlex does not believe that any material conflicts of interest may arise in connection with the management of the Fund and its other accounts. All accounts are managed as a team, utilizing a systematic process. All accounts with the same strategy hold the same securities at the same proportionate weightings, subject to client constraints and cash flows. All accounts are managed the same whether asset-based fee or performance-based fee. Lastly, all trades are blocked and allocated pro rata among accounts. GlobeFlex has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

COMPENSATION OF PORTFOLIO MANAGERS

The GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures. Factors considered include overall performance of all our equity strategies relative to appropriate peer groups and benchmarks over one and three year periods, as well as contribution to the the original research effort, and general value-added to our team. Members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits. Performance is measured on a pre-tax basis and all forms of compensation are in cash. In addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans. GlobeFlex personnel do not receive different or special compensation with respect to the Fund.

GSAM

Other accounts managed by portfolio manager(s):

                      REGISTERED INVESTMENT        OTHER POOLED
                            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                     ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                 TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)           NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------       ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Melissa Brown       56        $14,702        20        $11,615       392*       $27,925*
   Robert C. Jones     56        $14,702        20        $11,615       537**

* Seventeen of these accounts with aggregate assets of $4,111 million have advisory fees based on performance.

** Thirty-six of these accounts with aggregate assets of $9,489 million have advisory fees based on performance.


POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION OF PORTFOLIO MANAGERS

GSAM provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to:

(1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:(1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process. The benchmark for this Fund is the Russell 1000 Growth Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.



LMCM

Other accounts managed by portfolio manager(s):

                      REGISTERED INVESTMENT        OTHER POOLED
                            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                     ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                 TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)           NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------       ------   -------------   ------   -------------   ------   -------------
GROWTH FUND
   Robert Hagstrom      3        $1,378.9        2         $132.6        61*       $1,650*

* One of these accounts with assets of $614 million has an advisory fee based on performance.

                                 REGISTERED INVESTMENT        OTHER POOLED
                                       COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                            TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                      NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------                  ------   -------------   ------   -------------   ------   -------------
AGGRESSIVE OPPORTUNITIES FUND

        Sam Peters                 1        3,939.6         0          N/A          14         $336.8

POTENTIAL CONFLICTS OF INTEREST

The fact that a portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may have an opportunity to purchase investments of limited availability. In this circumstance, LMCM will follow its written policies and procedures which require a review of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, and other factors and a determination as to the suitability of the investment for each eligible account. The policies and procedures are designed to ensure that all accounts are treated equitably. A portfolio manager may also decide to purchase or sell the same security for multiple accounts at approximately the same time. To address any conflicts that this situation might create, LMCM will generally combine client orders (i.e., enter a "bunched order") in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. LMCM may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances. The potential for a conflict may be increased if a portfolio manager manages an account with a performance fee; however, LMCM maintains written policies and procedures to address these potential conflicts of interest and ensure that accounts are treated equitably.

One account managed by the portfolio manager for the Growth Fund pays a performance fee, and thus may pay higher fees than the other accounts managed by such a portfolio manager if certain performance objectives and other requirements are met. Since the portfolio manager's compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the portfolio manager's bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Growth Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, LMCM maintains written policies and procedures to address the potential conflict of interests and ensure that accounts are treated equitability.

COMPENSATION OF PORTFOLIO MANAGERS

The portfolio managers are paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the benchmark, the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to LMCM's research process, the profitability of LMCM and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

The portfolio managers are also eligible to receive stock options from Legg Mason, Inc. based upon an assessment of each portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason, Inc. 401(k) program, and participation in other Legg Mason, Inc. deferred compensation plans.


MELLON CAPITAL MANAGEMENT

Other accounts managed by portfolio manager(s):

                         REGISTERED INVESTMENT        OTHER POOLED
                               COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                    TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)              NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------          ------   -------------   ------   -------------   ------   -------------
ASSET ALLOCATION FUND
   Helen Potter           4*        $11,267*       19*       $8,314*        78*       $21,492*

* Number of accounts where advisory fee is based on account performance: one registered investment company with assets of $11,042 million; four other pooled vehicles with assets of $995 million and thirty other accounts with assets of $$8,506 million.

                            REGISTERED INVESTMENT        OTHER POOLED
                                  COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                           ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                       TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                 NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------             ------   -------------   ------   -------------   ------   -------------
US GOVERNMENT SECURITIES
   AND CORE BOND INDEX
   FUNDS
   Dave Kwan                  1         $180.5        21        $10,180        17        $3,478*
   Lowell Bennett             1         $180.5        21        $10,180        17        $3,478*

* Four of these accounts with aggregate assets of $654.8 million have an advisory fee based upon the performance of the account

                            REGISTERED INVESTMENT        OTHER POOLED
                                  COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
                           ----------------------   ----------------------   ----------------------
FUND/PORTFOLIO                       TOTAL ASSETS            TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                 NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------             ------   -------------   ------   -------------   ------   -------------
500 STOCK  INDEX, BROAD MARKET INDEX, MID/SMALL COMPANY INDEX AND OVERSEAS EQUITY INDEX FUNDS
   Susan Ellison             28         $7,215        32        $47,741        27*       $18,755*
   Richard Brown             28         $7,215        32        $47,741        27*       $18,755*
   Karen Wong                28         $7,215        32        $47,741        27*       $18,755*

* One of these accounts with assets of $251 million has an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

At Mellon Capital Management individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital Management manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital Management has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

COMPENSATION OF PORTFOLIO MANAGERS

Mellon Capital Management portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital Management's long-term incentive compensation program. All compensation is paid by Mellon Capital Management and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital Management employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital Management provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital Management's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

PAYDEN & RYGEL

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES                 VEHICLES              OTHER ACCOUNTS
                            ----------------------   -----------------------   ----------------------
                                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------    ------   -------------   ------   -------------
SHORT TERM BOND FUND
   Brian W. Matthews           4         $1,000           1        $1,400        21         $8,100
      James P. Sarni           5         $1,160         N/A           N/A        26         $4,900

POTENTIAL CONFLICTS OF INTEREST

As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. This policy establishes only the framework within which Payden & Rygel operates its business. Thus, if an employee is uncertain whether a conflict of interest exists, the employee should always seek further clarification by contacting Payden & Rygel's Chief Compliance Officer.

Conflicts Among Client Accounts: Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these "block trades" are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel's goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel's traders is to allocate the purchase of the security on a pro rata basis across all such accounts. By the same token, when selling a partial amount of a security held by many accounts, the Payden & Rygel's basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts.

COMPENSATION OF PORTFOLIO MANAGERS

In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.

Key personnel receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm's performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.

Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall contribution and are subjective. We believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.

PEREGRINE

Other accounts managed by portfolio manager(s):

                              REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                    COMPANIES                 VEHICLES              OTHER ACCOUNTS
                             ----------------------   -----------------------   ----------------------
                                       TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)R   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------------------   ------   -------------    ------   -------------   ------   -------------
GROWTH FUND
      John Dale                 8         $5,314          1          $287         27         $2,163
   Gary Nussbaum                8         $5,314          1          $287         27         $2,163

POTENTIAL CONFLICTS OF INTEREST

Peregrine believes there are no material conflicts that may arise in connection with our management of the Fund's investments and other accounts. All portfolios are managed on a team basis and hold the same securities in the same proportionate weightings, subject to client constraints and cash flows. We monitor performance dispersion and allocation of securities to ensure equal treatment.

COMPENSATION OF PORTFOLIO MANAGERS

Peregrine has an entrepreneurial compensation plan for portfolio managers where their upside is uncapped. Each style team fully participates in the success of their product and the firm as a whole. Portfolio manager compensation consists of a competitive base salary, but is skewed heavily toward the incentive structure. The primary factor driving portfolio managers' incentives is revenue generated by their style. Revenue reflects investment performance, client retention, and asset growth, aligning the interests of portfolio managers with their clients. This style is capped at twenty-five relationships, some of which involve multiple accounts. This self-imposed constraint enables portfolio managers to be intimately involved in each relationship.

Secondarily, a portion of portfolio managers' incentives are tied to Peregrine's overall profitability. In addition, a portion of the incentive compensation is specifically tied to composite investment performance relative to the Russell 1000 Growth Index and the Lipper Large-Cap Growth Fund average over one, three, and five years. All Peregrine compensation is paid in cash. As a subsidiary of Wells Fargo, Peregrine employees may participate in benefits offered by our parent, including cash balance pension, 401(k), and deferred compensation plans.

STW

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES                 VEHICLES              OTHER ACCOUNTS
                            ----------------------   -----------------------   ----------------------
                                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------    ------   -------------   ------   -------------
SHORT-TERM BOND FUND
   William H. Williams         3          $981           3          $571         80        $10,028
      Edward H. Jewett         3          $981           3           571         80        $10,028
   Richard A. Rezek, Jr.       3          $981           3           571         80        $10,028
      Benson Chau              3          $981           3           571         80        $10,028
   John Barclay Rodgers        3          $981           3           571         80        $10,028

POTENTIAL CONFLICTS OF INTEREST

STW does not believe that any material conflicts of interest may arise.

COMPENSATION OF PORTFOLIO MANAGERS

All STW portfolio managers receive a salary, generous fringe benefits, including a 401(k) defined contribution plan and a discretionary year-end bonus tied to personal performance. Portfolio managers who are also principals may participate in an additional bonus compensation plan (phantom stock) tied to the firm's profits. No STW employee is paid any kind of investment performance-based incentive compensation.

SOUTHEASTERN

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES                 VEHICLES              OTHER ACCOUNTS
                            ----------------------   -----------------------   ----------------------
                                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------    ------   -------------   ------   -------------
EQUITY INCOME AND AGGRESSIVE OPPORTUNITIES FUNDS
   O. Mason Hawkins            5        $14,748         19         1,422        190*       $15,153*
      G. Staley Cates          5        $14,748         19         1,422        190*       $15,153*

* Five of these accounts with aggregate assets of $811.5 million have an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of interest could arise in connection with managing the Vantagepoint accounts side by side with Southeastern's other account clients (the "Other Accounts"). Southeastern's Other Accounts include domestic, global, international, small-cap and balanced mandates, and investment opportunities may be appropriate for more than one category of account. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern's compliance personnel routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in the chart above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 3% of total assets under management at December 31, 2005. Much more material is the ownership Southeastern's personnel have in each of the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. Longleaf's portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equal treatment.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio manager compensation at December 31, 2005 included the following: competitive salary (comparable to investment firms elsewhere); and bonus based on contribution to the firm over the year. Contribution to the firm includes: how investment ideas generated by the manager performed both in price and value growth; how the other Southeastern accounts performed as measured against inflation plus 10%; and how the overall firm performed.

T. ROWE PRICE

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES                 VEHICLES              OTHER ACCOUNTS
                            ----------------------   -----------------------   ----------------------
                                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------    ------   -------------   ------   -------------
EQUITY INCOME FUND
   Brian C. Rogers            13       $29,246.7         1         $ 324.        15        $1,196.0
GROWTH  & INCOME FUND
   Larry J. Puglia             8       $12,926.3         3         $797.1        12        $1,184.5
AGGRESSIVE OPPORTUNITIES
   FUND
   John H. LaPorte             2       $ 6,949.5         1         $ 39.0         6        $  535.4

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and ten-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by a portfolio manager.


TIMESSQUARE

Other accounts managed by portfolio manager(s):

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES                 VEHICLES              OTHER ACCOUNTS
                            ----------------------   -----------------------   ----------------------
                                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
FUND/PORTFOLIO MANAGER(S)   NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
-------------------------   ------   -------------    ------   -------------   ------   -------------
AGGRESSIVE OPPORTUNITIES FUND
   Tony Rosenthal              3        $  239.0        N/A         N/A          26*      $  378.7*
   Grant Babyak               10        $2,282.7        N/A         N/A          90*      $3,960.5*

* Four of these accounts with aggregate assets of $395 million have an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare's compliance program are critical in the firm's avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimeSquare treats all personnel as "Access Persons." All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $10 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $10 billion limitation is extremely effective in avoiding conflicts since TimesSquare only manages investment portfolios with small to mid cap market mandates and thus rarely if ever purchases securities with a market cap above $10 billion for clients. TimeSquare's Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare's trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare's judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts' requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio's relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include "program trades" for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare's active equity trading desk. TimesSquare's trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new mid cap growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Proxy Voting Conflicts:

TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service - Investors Responsibility Research Center (IRRC). The pre-determined guidelines are developed through consultation with equity analysts and portfolio managers, and are reviewed and approved annually by TimesSquare's Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its clients, TimesSquare adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

Taking into consideration all pertinent factors, the proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

TimesSquare's compliance personnel are responsible for ensuring that all proxies are voted in a manner consistent with policy and procedures, required records are maintained, and, as requested, reports provided to clients.

TimesSquare does not anticipate material conflicts of interest arising in the proxy voting area, since (among other things) TimesSquare's employees do not sit on any public companies' boards of directors, since TimesSquare does not trade in the securities of the only publicly-traded issuer affiliated with TimesSquare (NYSE:AMG), and since TimesSquare does not have any significant client relationships that are affiliates of or plans sponsored by publicly- traded issuers. In the event that a conflict did arise, such conflict would be handled in accordance with its Proxy Voting Policies.

Conflict Management

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm's policies, the firm's Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare's fiduciary duty and the best interests of its clients.

TimesSquare's entire mid-cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

COMPENSATION OF PORTFOLIO MANAGERS

TimesSquare's compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals' compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, the firm's top performing employee compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routin ely conducted to ensure that investment professionals are competitively paid. The firm adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the Russell Mid Cap Growth Index. Performance is analyzed on a pre-tax basis.

Equity Ownership

Senior investment professionals receive significant equity ownership in the firm, subject to a five year "cliff vesting" period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in the firm's business, senior professionals benefit from client retention and prudent business management. Currently, substantially all of the firm's investment professionals retain ownership.


TUKMAN

Other accounts managed by portfolio manager(s):

                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                          COMPANIES                 VEHICLES              OTHER ACCOUNTS
                   ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO               TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)         NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------     ------   -------------    ------   -------------   ------   -------------
GROWTH FUND
   Melvin Tukman     1*        $4,070*          1          $37          73         $5,225
   Dan Grossman      1*        $4,070*          1          $37          73         $5,225

*    This account has an advisory fee based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Tukman believes there are no material conflicts of interest between the Growth Fund and the other managed accounts. All accounts are managed under a single investment strategy. Security trades are generally allocated across all client accounts on a pro-rata basis in each client's best interest.

COMPENSATION OF PORTFOLIO MANAGERS

Melvin Tukman and Dan Grossman are owners of Tukman Capital Management, Inc. Their compensation consists of a fixed salary and a share of the firm-wide profits. In addition, they participate in the standard retirement benefits and health and welfare plans available to all Tukman Capital Management, Inc. employees.


WALTER SCOTT

Other accounts managed by portfolio manager(s):

                        REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                              COMPANIES                 VEHICLES              OTHER ACCOUNTS
                       ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                   TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)             NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------         ------   -------------    ------   -------------   ------   -------------
INTERNATIONAL FUND
   Dr. Walter Scott       4          $662          20         $6,328        85*       $16,973*
   Alan McFarlane         4          $662          20         $6,328        85*       $16,973*
   Dr. Kenneth Lyall      4          $662          20         $6,328        85*       $16,973*

* Four of these accounts with aggregate assets of $920 million have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Walter Scott is owned by full time active employees of the company. Walter Scott was founded in 1983 and has been run from the outset to avoid any conflicts of interest arising between the company and its clients. With regard to the conflicts inherent within an investment management firm, Walter Scott has developed various rules and procedures to manage these.

The first of these is that the firm does not trade on its own balance sheet nor do we charge any other fees to clients apart from the investment management fee. The firm tries to align its interests alongside the interests of its clients. Walter Scott has strict personal trading rules which do not allow members of the staff to purchase individual securities nor do they allow members of the staff to purchase shares in any collective investment vehicle where the firm acts as subadviser.

With regard to allocation of investment opportunities, the firm has a unique department called "Portfolio Control" which is charged with putting the company's investment ideas into portfolios with due regard to client mandates and restrictions; Walter Scott does not assign a named portfolio manager to any individual fund. There is a formal meeting every quarter at which similarly mandated portfolios are reviewed not only from a performance standpoint but also with respect to their geographic and sectoral dispersion. "Dealing" (i.e., Trading) is a separate department and the firm operates with an authorized brokers list. There are policies and procedures for fair and timely allocation of trades. There are no soft commission arrangements nor does the firm cross stock between client accounts.

Walter Scott does not normally offer performance based fees but has acceded to requests for these fees from one U.S. and three European clients. These portfolios are not treated by Portfolio Control any differently from the other portfolios.

All aspects of the firm procedures are documented and inspected through a monitoring program by the compliance department.

COMPENSATION OF PORTFOLIO MANAGERS

Walter Scott operates in all respects as a partnership. The entire income of the company (subject to the retention of annual working capital) is distributed to the directors and staff. The entire financial incentive as a portfolio manager is of an income nature. Throughout the remuneration structure the reward reflects contribution to the firm as a whole. At the more junior levels this includes competitive salary and discretionary bonus. At the senior levels the bonus component is more akin to a net income share. Fixed salaries are based on an individual's level of experience as well as his position within the company. Annual bonuses are based on the performance of the firm and are determined by the company's board of directors. All employees participate in the company's pension program which is structured as a defined contribution scheme. Remuneration is not linked to performance of a specific fund but to the performance of the whole company.


WELLINGTON MANAGEMENT

Other accounts managed by portfolio manager(s):

                        REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                              COMPANIES                 VEHICLES              OTHER ACCOUNTS
                       ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                   TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)             NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------         ------   -------------    ------   -------------   ------   -------------
GROWTH & INCOME FUND
   John Ryan             11*      $9,894.6*         3         $41.4         44        $3,075.2

* Three of these accounts with aggregate assets of $7203.1 million have an advisory fee based upon the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Growth and Income Fund's investment professional primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Growth and Income Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Growth and Income Fund, or make investment decisions that are similar to those made for the Growth and Income Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Growth and Income Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and /or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

COMPENSATION OF PORTFOLIO MANAGERS

The Growth & Income Fund pays Wellington Management a fee based on the assets under management of the Growth & Income Fund as set forth in a Management Agreement between Wellington Management and Vantagepoint Investment Advisers, LLC with respect to the Growth & Income Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Growth & Income Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Managing Partners of the firm. The Portfolio Manager's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Growth & Income Fund and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Growth & Income Fund is linked to the gross pre-tax performance of the Growth & Income Fund compared to the S&P 500 Index and CitiGroup 500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. As a partner of Wellington Management, the Portfolio Manager is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

WESTFIELD

Other accounts managed by portfolio manager(s):

                           REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                 COMPANIES                 VEHICLES              OTHER ACCOUNTS
                          ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO                      TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)                NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------            ------   -------------    ------   -------------   ------   -------------
GROWTH FUND
William A. Muggia            8         $2,386         N/A         N/A          521        $5,921
Arthur J. Baurnfeind         8         $2,386         N/A         N/A          522        $5,929
Ethan J. Meyers              8         $2,386         N/A         N/A          519        $5,899
Scott R. Emerman             8         $2,386         N/A         N/A          521        $5,900

POTENTIAL CONFLICTS OF INTEREST

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the lead portfolio manager must allocate his time and the team's investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

COMPENSATION OF PORTFOLIO MANAGERS

Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships, as distributed under the discretion of the portfolio manager of the partnerships.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the limited partnerships he manages.

VIA

Other accounts managed by portfolio manager(s):

                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                          COMPANIES                 VEHICLES              OTHER ACCOUNTS
                   ----------------------   -----------------------   ----------------------
FUND/PORTFOLIO               TOTAL ASSETS              TOTAL ASSETS             TOTAL ASSETS
MANAGER(S)         NUMBER   (IN MILLIONS)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
--------------     ------   -------------    ------   -------------   ------   -------------
VIA (ADVISER TO ALL FUNDS AND PRIMARILY RESPONSIBLE FOR THE DAY TO DAY MANAGEMENT OF THE
   MODEL PORTFOLIO AND MILESTONE FUNDS)
   Wayne Wicker      13        $3,588.6          1       $5,024.3       N/A         N/A
   David Harkins     13        $3,588.6        N/A            N/A       N/A         N/A
   Tim Sudol         13        $3,588.6        N/A            N/A       N/A         N/A
   Lee Trenum        13        $3,588.6        N/A            N/A       N/A         N/A

POTENTIAL CONFLICTS OF INTEREST

In respect to the subadvised Funds of the Trust and the Money Market Fund, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust's manager-of-manager's structure. For these Funds, subadvisers (or, in the case of the Money Market Fund, the adviser of the fund in which the Money Market Fund invests) that are not related to VIA decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for the Funds. This structure serves to prevent material conflicts in connection with the management of the Funds' investments between the interests of these Funds and the interests of other accounts managed by VIA's portfolio managers or other VIA affiliates. In managing the Model Portfolio and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously-established allocations. This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund's portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders. Because the investments of the Model Portfolio and Milestone Funds are limited to shares of other Funds of the Trust, the management of the Model Portfolio and Milestone Funds does not present other material conflicts of interest with other accounts managed by VIA or its portfolio managers.

COMPENSATION OF PORTFOLIO MANAGERS


Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the oversight of specific Funds receive special incentive compensation that is directly related to the performance of the relevant Fund or Funds. This incentive compensation is measured on a one to three year performance basis against the relative fund rankings. The benchmarks used to rank this performance are the peer groups within the Morningstar universe.


PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of December 31, 2005 none of the portfolio managers owned shares of Funds for which they provide portfolio management services.

PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2003, 2004 and 2005:

                              2003         2004         2005
                           ----------   ----------   ----------
Money Market               $        0   $        0   $        0
Short-Term Bond            $        0   $        0   $        0
US Government Securities   $        0   $        0   $        0
Asset Allocation           $    6,995   $   13,000   $   22,046
Equity Income              $  429,891   $  551,914   $  807,201
Growth & Income            $  437,587   $  448,817   $  506,927
Growth                     $3,862,806   $3,969,619   $4,447,845
Aggressive Opportunities   $2,253,548   $2,178,831   $1,843,557
International              $  603,298   $  931,946   $  883,424
Core Bond Index            $        0   $        0   $        0
500 Stock Index            $        0   $   13,784   $   13,958
Broad Market Index         $        0   $   25,693   $   22,830
Mid/Small Company Index    $        0   $   25,653   $   23,666
Overseas Equity Index      $        0   $   15,681   $   15,802
                           ----------   ----------   ----------
Total                      $7,594,125   $8,174,938   $8,590,231

Prior to March 8, 2004, the Index Funds operated under a "master-feeder" arrangement and all brokerage commissions occurred at the "master" fund level. After March 8, 2004, the Index Funds became individually managed funds and, therefore, the Index Funds began paying brokerage commissions. The Asset Allocation Fund allocation of bonds to equity securities has changed over the last three years with the Fund being invested in a higher percentage of equity securities; therefore brokerage commission will increase as a result of the Fund's equity allocation.

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year 2005:

Equity Income Fund              $  149,621
Growth & Income Fund            $   98,664
Aggressive Opportunities Fund   $  267,644
Growth Fund                     $1,023,025
International Fund              $  269,713
                                ----------
Total                           $1,808,668
                                ==========

Fund holdings of securities of top 10 broker/dealers (or their parent) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2005:


                                                                             VALUE OF SECURITIES
                                                                            OWNED AS OF 12/31/05
             FUND                    NAME OF BROKER/DEALER OR PARENT           (000'S OMITTED)
             ----                    -------------------------------        --------------------
Short-Term Bond                 Citigroup                                          15,169
                                Bank of America                                    12,493
                                Bear Stearns & Co.                                  2,984
                                Merrill Lynch Pierce Fenner & Smith, Inc.           2,678
                                UBS AG                                                 78
                                Credit Suisse First Boston                             28
                                Goldman Sachs & Co.                                     7
US Government Securities        Merrill Lynch Pierce Fenner & Smith, Inc.           2,292
                                UBS AG                                              1,261
                                Bank of America                                     1,031
                                Credit Suisse First Boston                            458
                                Goldman Sachs & Co.                                   115
Asset Allocation                Citigroup                                          14,160
                                Merrill Lynch Pierce Fenner & Smith, Inc.           5,486
                                UBS AG                                              3,018
                                Bank of America                                     2,469
                                Credit Suisse First Boston                          1,097
                                Goldman Sachs & Co.                                   274
Equity Income                   Bank of America                                    19,427
                                Merrill Lynch Pierce Fenner & Smith, Inc.          14,867
                                Citigroup                                          14,135
                                UBS AG                                              8,177
                                Morgan Stanley Dean Witter & Co.                    6,809
                                Credit Suisse First Boston                          2,973
                                Goldman Sachs & Co.                                   743
Growth & Income                 Citigroup                                          26,485
                                Bank of America                                    15,754
                                Merrill Lynch Pierce Fenner & Smith, Inc.          11,276
                                Goldman Sachs & Co.                                11,251
                                UBS AG                                              5,691
                                Credit Suisse First Boston                          1,632
                                Morgan Stanley Dean Witter & Co.                    1,419
Growth                          Goldman Sachs & Co.                                83,894
                                Merrill Lynch Pierce Fenner & Smith, Inc.          32,877
                                Citigroup                                          18,767
                                UBS AG                                             13,363
                                Bank of America                                    14,463
                                Credit Suisse First Boston                          5,374
Aggressive Opportunities Fund   Merrill Lynch Pierce Fenner & Smith, Inc.          19,468
                                UBS AG                                             10,708

                                                                             VALUE OF SECURITIES
                                                                            OWNED AS OF 12/31/05
             FUND                    NAME OF BROKER/DEALER OR PARENT           (000'S OMITTED)
             ----                    -------------------------------        --------------------
                                Bank of America                                     8,761
                                Credit Suisse First Boston                          3,894
                                Goldman Sachs & Co.                                   973
International                   Credit Suisse First Boston                          2,386
Core Bond Index                 UBS AG                                             13,298
                                Merrill Lynch Pierce Fenner & Smith, Inc.           9,543
                                Bank of America                                     7,185
                                Citigroup                                           6,712
                                Morgan Stanley Dean Witter & Co.                    6,008
                                Goldman Sachs & Co.                                 5,403
                                Credit Suisse First Boston                          5,157
                                Bear Stearns & Co.                                  3,003
500 Stock Index                 Citigroup                                           7,566
                                Bank of America                                     6,655
                                Merrill Lynch Pierce Fenner & Smith, Inc.           1,923
                                Goldman Sachs & Co.                                 1,821
                                Morgan Stanley Dean Witter & Co.                    1,889
                                UBS AG                                              1,209
                                Credit Suisse First Boston                            440
                                Bear Stearns & Co.                                    393
Broad Market Index              Citigroup                                          10,330
                                Bank of America                                     9,846
                                Merrill Lynch Pierce Fenner & Smith, Inc.           7,297
                                UBS AG                                              2,716
                                Goldman Sachs & Co.                                 2,386
                                Morgan Stanley Dean Witter & Co.                    2,295
                                Credit Suisse First Boston                            988
                                Bear Stearns & Co.                                    470
Mid/Small Company Index         UBS AG                                              1,329
                                Bank of America                                     1,087
                                Credit Suisse First Boston                            483
                                Goldman Sachs & Co.                                   121
Overseas Equity Index           Merrill Lynch Pierce Fenner & Smith, Inc.             225
                                UBS AG                                                124
                                Bank of America                                       101
                                Credit Suisse First Boston                             45
                                Goldman Sachs & Co.                                    11

Dollar amount of transactions and related commissions for transactions directed to a broker because of research services provided for fiscal year ended December 31, 2005:

                                TOTAL DOLLAR AMOUNT OF   TOTAL COMMISSIONS PAID ON
             FUND                    TRANSACTIONS            SUCH TRANSACTIONS
             ----               ----------------------   -------------------------
Equity Income Fund
BHMS                                 $    269,082                 $    855
Growth & Income Fund
Wellington Management                $  2,041,798                 $  9,913
Growth Fund
Peregrine                            $ 27,545,726                 $$28,931
FMR                                  $669,503,012                 $866,495
Westfield                            $ 58,232,721                 $ 66,746
Aggressive Opportunities Fund
Wellington Management                $ 26,750,781                 $ 46,854
International Fund
Artisan Partners                     $  7,984,124                 $ 17,086

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral.

CAPITAL STOCK AND OTHER SECURITIES

The Trust's Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

     Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

     Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

     Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. In addition to the eligibility and conversion rights described in the Index Funds' Prospectus, other public sector employee benefit plans that utilize the EZLink platform and have average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain Individual Retirement Accounts known as "deemed (or Sidecar) IRAs," may also qualify for Class II shares as determined in accordance with the following guidelines, which may be amended by the Board of Directors from time to time:

1. Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II shares of the Index Funds:

              AVERAGE PARTICIPANT
PLAN ASSETS        BALANCE
-----------   -------------------
$20,000,000             N/A
$10,000,000         $30,000
$5,000,000          $40,000

2. Plans that (a) do not require significant customization for account-based services (as those services are defined in the Index Funds' Multiple Class
     Plan) and (b) meet one or more of the following criteria, may be eligible for Class II shares of the Index Funds:

          (i) there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds' Prospectus including the guidelines listed here within an 18-month period;

          (ii) the plan agrees to contract terms with ICMA-RC that ensure that the Class II shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where ICMA-RC is the sole provider of retirement services;

          (iii) the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

          (iv) the plan has average participant account balances greater than or equal to $50,000.

PURCHASES AND REDEMPTIONS

PURCHASES

Shares of the Funds are offered at their NAV without a sales load or contingent deferred sales charge. Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions" for additional information.

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*    The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*    The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*    Proceeds are to be wired to a bank account that was not pre-designated; and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX ADVANTAGED SHAREHOLDERS

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on distributions/withdrawals until such time as they receive distributions/withdrawals from such plans, programs or accounts. All distributions are reinvested in the Fund and used to purchase additional shares.

TAX CONSEQUENCES FOR SHAREHOLDERS SUBJECT TO TAX

The following is only a summary of certain tax considerations generally affecting the Funds and any shareholders subject to tax. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of each of such issuers or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Directors reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

With respect to investments in STRIPS, TRs, TIGRs, LYONs, and CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund secruties to distribute such imputed income which may occur at a time when a subadviser may not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, funds advertising performance must include total return quotes calculated according to the following formula:

                                 P(1+T)(n) = ERV

     Where:   P   = a hypothetical initial payment of $1,000;

              T   = Average annual total return;

              n   = Number of years (1, 5 or 10); and

              ERV = Ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or Fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2005 were:


                                                     Since Inception
                                        1 Year (%)          (%)
                                        ----------   ---------------
Money Market+                               2.70           2.79
Short-Term Bond ++                          1.27           3.57
US Government Securities+                   1.05           4.59
Asset Allocation+                           4.54           3.33
Equity Income+                              5.76           6.98
Growth & Income+                            6.02           5.29
Growth+                                     4.86           2.97
Aggressive Opportunities+                  13.21           6.04
International Fund+                        16.88           5.46
Core Bond Index Class I+                    1.98           5.50
500 Stock Index Class I+                    4.44           1.21
Broad Market Index Class I+                 5.91           2.56
Mid/Small Company Index Class I+            9.63           7.30
Overseas Equity Index Class I+             12.74           4.31
Model Portfolio Savings Oriented++          3.06           4.21
Model Portfolio Conservative Growth++       4.31           3.91
Model Portfolio Traditional Growth++        5.79           3.46
Model Portfolio Long-Term Growth++          7.24           3.16
Model Portfolio All Equity Growth++         8.49           2.15
Milestone Retirement Income+++              3.39           3.39
Milestone 2010+++                           4.65           4.65
Milestone 2015+++                           5.93           5.93
Milestone 2020+++                           6.48           6.48
Milestone 2025+++                           7.18           7.18
Milestone 2030+++                           7.68           7.68
Milestone 2035+++                           8.13           8.13
Milestone 2040+++                           8.14           8.14


(+)  Inception March 1, 1999

(++) Inception December 4, 2000

(+++) Inception January 3, 2005

The total returns for Class II shares of the Index Funds for the periods ending December 31, 2005 were:


                                   1 Year   Since Inception +
                                   ------   -----------------
Core Bond Index Class II            2.17%         5.76%
500 Stock Index Class II            4.57%         0.75%
Broad Market Index Class II         6.27%         2.14%
Mid/Small Company Index Class II    9.87%         6.98%
Overseas Equity Index Class II     13.03%         3.92%
(+) Inception April 5, 1999


In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                           YIELD = [2(a-b + 1)(6)- 1]
                                   ------------------
                                           [cd]

     Where:   a = dividends and interest earned during the period;

              b = expenses accrued for the period (net of reimbursements);

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

              d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 2005 for the following Funds was:


Core Bond Fund Class I          4.47%
Core Bond Fund Class II         4.67%
US Government Securities Fund   4.02%
Short-Term Bond Fund            3.79%
Money Market                    3.61%

The annualized current yield of the Money Market and Short-Term Bond Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November 8, 2004 with respect to the Short-Term Bond Fund, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared there from (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Short-Term Bond Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November 8, 2004 with respect to the Short-Term Bond Fund, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared there from (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2005 for the Money Market Fund was 3.68% and 3.75%.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2005 through December 31, 2005 should be read in conjunction with the "Performance Tables" found in the Prospectus:


                                                  RETURN AFTER TAXES
                                 RETURN AFTER      ON DISTRIBUTIONS
                                   TAXES ON            AND SALE
FUND                          DISTRIBUTIONS (%)   OF FUND SHARES (%)
----                          -----------------   ------------------
Short-Term Bond                      0.16%               0.82%
US Government Securities            -0.04%               0.68%
Asset Allocation                     4.22%               3.37%
Equity Income                        4.76%               5.10%
Growth & Income                      5.89%               4.09%
Growth                               4.83%               3.19%
Aggressive Opportunities            12.49%               8.80%
International                       16.68%              11.46%
Core Bond Index*                     0.34%               1.28%
500 Stock Index*                     4.22%               3.17%
Mid/Small Company Index*             9.40%               6.39%
Broad Market Index*                  5.69%               4.11%
Overseas Equity Index*              12.43%               8.69%

                                                  RETURN AFTER TAXES
                                 RETURN AFTER      ON DISTRIBUTIONS
                                   TAXES ON            AND SALE
FUND                          DISTRIBUTIONS (%)   OF FUND SHARES (%)
----                          -----------------   ------------------
Savings Oriented                     2.08%               2.06%
Conservative Growth                  3.45%               2.89%
Traditional Growth                   5.16%               3.88%
Long-Term Growth                     6.76%               4.86%
All-Equity Growth                    8.28%               5.71%
Milestone Retirement Income          2.77%               2.28%
Milestone 2010                       4.10%               3.13%
Milestone 2015                       5.52%               3.99%
Milestone 2020                       6.11%               4.36%
Milestone 2025                       6.86%               4.83%
Milestone 2030                       7.40%               5.16%
Milestone 2035                       7.88%               5.46%
Milestone 2040                       7.84%               5.47%


*    Class I Shares

LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM & CUSTODIAN


Mayer, Brown, Rowe & Maw LLP 1909 K Street N.W, Washington, D.C 20006, serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, serves as independent registered public accounting firm to the Funds. Deloitte & Touche LLP, 200 Berkley Street, Boston, Massachusetts, served as independent accountants from January 1, 2001 through July 2003. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts, serves as custodian.


As Custodian, IBT maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

                              FINANCIAL STATEMENTS


The Funds' financial statements for the fiscal year ended 2005, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Funds' proxy voting decisions, without charge, by checking the Funds' website at www.icmarc.org or on the SEC's website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF
JANUARY 3, 2005

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund.(1) Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that

----------
(1) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth
     Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company ('Trust Company"), and will cast the Fund's votes in accordance with the instructions received.(2) The Trust Company owns a majority of the voting shares of each series of the Fund either directly or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in

----------
(2) The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

MAINTENANCE OF PROXY VOTING RECORDS: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

     (i) a copy of these Proxy Policies, as they may be amended from time to time;

     (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

     (iii) a record of each proxy vote cast on behalf of its clients;

     (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

     (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

DISCLOSURE: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

          -    Provisions for dollar-weighted voting.

          -    The ability of a fund to reorganize without shareholder vote.

          -    Amendments allowing a fund to issue multiple classes of shares.

          - Amendments increasing or decreasing the number of directors or trustees.

          -    Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

RULE 12B-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                                                   EFFECTIVE DATE: JULY 30, 2004
                                                          REVISED AUGUST 4, 2005

                      ARTISAN PARTNERS LIMITED PARTNERSHIP

PROXY VOTING POLICY

1.   INTRODUCTION.

     As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.   RESPONSIBILITY FOR VOTING.

     Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.   PRIMARY CONSIDERATION IN VOTING.

     When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

4.   ENGAGEMENT OF SERVICE PROVIDER.

     Artisan Partners has engaged Institutional Shareholder Services ("ISS") to
     (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.   VOTING GUIDELINES.

     A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

     B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in Section
          3. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

     C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

          - NO RESPONSIBILITY. IN CERTAIN CIRCUMSTANCES, A CLIENT MAY DIRECT ARTISAN PARTNERS NOT TO VOTE ON ITS BEHALF. IF SUCH A CLIENT IS AN ERISA PLAN, THE ADVISORY AGREEMENT MUST BE AMENDED EXPRESSLY TO PRECLUDE ARTISAN PARTNERS FROM VOTING. IN ADDITION, ARTISAN PARTNERS WILL NOT GENERALLY VOTE A CLIENT'S PROXY AFTER A CLIENT HAS TERMINATED ITS ADVISORY RELATIONSHIP WITH ARTISAN PARTNERS.

          - LIMITED VALUE. ARTISAN PARTNERS MAY ABSTAIN FROM VOTING THE CLIENT'S PROXY IN THOSE CIRCUMSTANCES WHERE IT HAS CONCLUDED TO DO SO WOULD HAVE NO IDENTIFIABLE ECONOMIC BENEFIT TO THE CLIENT-SHAREHOLDER, SUCH AS WHEN THE SECURITY IS NO LONGER HELD IN THE CLIENT'S PORTFOLIO OR WHEN THE VALUE OF THE PORTFOLIO HOLDING IS INDETERMINABLE OR INSIGNIFICANT.

          - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

          - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.   PROXY VOTING COMMITTEE.

          Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.   ADMINISTRATION.

     A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

     B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

          - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

          - adopted a proxy voting policy that Artisan Partners is required to follow.

          Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

     C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

     D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

     E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation;
          (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

               Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

               Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote. If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

          Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of ISS, provided that ISS provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe ISS is independent of such issuer. If neither GL nor ISS meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

     F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

          - for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

               - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

               - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

          - for all other votes (identified as discretionary items in the Guidelines):

               - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in
                    Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                    In certain circumstances, ISS may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of ISS shall be followed in accordance with and subject to the guidelines set forth above.

               - if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in
                    Section 3 of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

          - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

     G. CONTACTS WITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.   REVIEW OF VOTES CAST.

     Artisan Partners engages in a quarterly reconciliation process by which it compares (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. For purposes of voting reconciliation, Artisan Partners has divided its clients into four groups. In each quarter, Artisan Partners examines the voting record specific to each client within a particular group, thereby ensuring that a sampling of the voting records of all clients are reviewed at least once per year. These groups are rotated on an annual basis, such that each client's voting record is reconciled in a quarter different from the previous year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

     The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

9.   RECORDS AND REPORTS.

     A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

     B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

          1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

          2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy

               Voting Committee and any other correspondence relating to recommendations made by an investment team member.

     C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

          1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

          4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

     D. RECORDS - RETENTION. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.  ATTACHED EXHIBITS

          Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A   Proxy Voting Guidelines
Appendix B   Proxy Voting Committee
Appendix C   Request Form for Proxy Voting Committee's Consideration of Vote

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.   BACKGROUND                                                            1

II.  GENERAL GUIDELINES                                                    1

   A. Reliance on Information Provided by and Due Diligence of ISS         1
   B. Non-U.S. Securities                                                  1
   C. Securities Lending                                                   1
   D. Social and Environmental Issues                                      1
   E. Consideration of Relevant Factors                                    2

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS                            2
   A. Operational Items                                                    2
       1. Adjourn Meetings                                                 2
       2. Amend Quorum Requirements                                        2
       3. Amend Minor Bylaws                                               2
       4. Change Company Name                                              2
       5. Change Date, Time or Location of Annual Meeting                  2
       6. Ratify Auditors                                                  2
       7. Authorize Board to Fix Remuneration of Auditors                  2
       8. Confidential Voting                                              3
       9. Submission of Financial Statements and Statutory Reports         3
      10. Cash Dividends                                                   3
      11. Transact Other Business                                          3
      12. Routine Operational Items of Foreign Issuers                     3

   B. Board of Directors                                                   3
       1. Director Nominees in Uncontested Elections                       3
       2. Age Limits                                                       4
       3. Board Size                                                       4
       4. Classification/Declassification of the Board                     4
       5. Cumulative Voting                                                4
       6. Director and Officer Indemnification and Liability Protection    4
       7. Filling Vacancies                                                4
       8. Removal of Directors                                             4
       9. Stock Ownership Requirements                                     4
      10. Term Limits                                                      4
      11. Majority Vote Requirements                                       4

   C. Mergers and Corporate Restructuring                                  5
      1. Appraisal Right                                                   5
      2. Conversion of Securities and Corporate Reorganizations            5

   D. Antitakeover Defenses and Voting Related Issues                      5
       1. Amend Bylaws without Shareholder Consent                         5
       2. Control Share Acquisition Provisions                             5
       3. Fair Price Provisions                                            5
       4. Greenmail                                                        5
       5. Issue Stock for Use with Rights Plan                             5
       6. Poison Pills (Shareholder Rights Plans)                          5
       7. Shareholders' Ability to Act by Written Consent                  5
       8. Shareholders' Ability to Call Special Meetings                   5
       9. Stakeholder Provisions                                           5
      10. Supermajority Vote Requirements                                  5

   E. Capital Structure                                                    5
       1. Adjustments to Par Value of Common Stock                         5
       2. Common Stock Authorization                                       6
       3. Preferred Stock                                                  6
       4. Dual Class Stock                                                 6
       5. Share Repurchase Programs                                        6

       6. Stock Distributions: Splits and Dividends                        6

   F. Executive and Director Compensation                                  6
       1. Stock Plans in Lieu of Cash                                      6
       2. Director Retirement Plans                                        6
       3. Incentive Bonus Plans and Tax Deductibility Proposals            6

IV.  DISCRETIONARY ISSUES                                                  6
   A. Board of Directors                                                   6
       1. Majority of Independent Directors                                6
       2. Majority of Independent Committee Members                        6
       3. Independent Chairman (Separate Chairman/CEO)                     7
       4. Cumulative Voting                                                7
   B. Proxy Contests                                                       7
       1. Director Nominees in Contested Elections                         7
       2. Reimbursing Proxy Solicitation Expenses                          7

   C. Mergers and Corporate Restructuring                                  7
       1. Mergers and Acquisitions, Asset Purchases and Asset Sales        7
       2. Conversion of Securities and Corporate Reorganizations           8
       3. Formation of Holding Company                                     8
       4. Going Private Transactions (LBOs and Minority Squeezeouts)       8
       5. Issuance of Warrants/Convertibles/Debentures                     8
       6. Joint Ventures                                                   8
       7. Liquidations                                                     9
       8. Private Placements                                               9
       9. Prepackaged Bankruptcy Plans                                     9
      10. Recapitalizations                                               10
      11. Spinoffs                                                        10

   D. Antitakeover Defenses                                               10
       1. Fair Price Provisions                                           10
       2. Greenmail                                                       10
       3. Poison Pills (Shareholder Rights Plans)                         11

   E. State or Country of Incorporation                                   11
       1. State Takeover Statutes                                         11
       2. Reincorporation Proposals                                       11

   F. Capital Structure                                                   11
       1. Common Stock Authorization                                      11
       2. Preferred Stock                                                 11
       3. Reverse Stock Splits                                            11
       4. Preemptive Rights                                               11
       5. Tracking Stock                                                  11

   G. Executive and Director Compensation                                 12
       1. Compensation Plans                                              12
       2. Remuneration Report                                             12
       3. Stock Plans in Lieu of Cash                                     12
       4. Management Proposals Seeking Approval to Reprice Options        12
       5. Employee Stock Purchase Plans                                   12
       6. Incentive Bonus Plans and Tax Deductibility Proposals           12
       7. Shareholder Proposals Regarding Executive and Director Pay      12
       8. Golden and Tin Parachutes                                       13

   H. Bundled Proposals                                                   13

I.   BACKGROUND.

          The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

          The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

          The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

          In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II.  GENERAL GUIDELINES

     A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

     B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client's account unless the client, in conjunction with the client's custodian, has fulfilled these requirements.

     C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

     D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should


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

          be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

     E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

     A.   OPERATIONAL ITEMS.

          1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

          2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

          3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

          5.   CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

               - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

               - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

               - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

               - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

          8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

          9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

          10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

          11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

          12. ROUTINE OPERATIONAL ITEMS OF FOREIGN ISSUERS. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

               -    election of chairman of the annual general meeting ("AGM");

               - preparation and approval of list of shareholders entitled to vote at AGM;

               -    approval of meeting agenda;

               -    approval of minutes of previous AGM;

               - acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

               - appointment of internal statutory auditors (Japan), unless a strong affiliation between the nominee and the issuer is indicated;

               - approval of retirement plans for employee directors (Japan and Korea);

               -    approval of general meeting guidelines (Spain);

               - grant of authorization to the board of directors to ratify and execute approved resolutions (Spain);

               - designation of inspector or shareholder representative for approval of the minutes of the AGM; and

               -    acknowledgment of the proper convening of the AGM.

     B.   BOARD OF DIRECTORS.

          1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees (and nominees to any committee of the board of directors) in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer's proxy statement or materials provided by one of Artisan Partners' proxy service providers:

               - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%;

               - Votes to implement or renew a dead-hand or slow-hand poison pill;

               - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years;

               - Ignored a shareholder proposal approved by a majority of the shares outstanding;

               - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares; or

               - In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

          2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

          3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

          4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

          5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting.

          6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
               (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

               - Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

               - Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

          7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

          10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

          11. MAJORITY VOTE REQUIREMENTS. Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          2. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     D.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

          1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

          3. FAIR PRICE PROVISIONS. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

          7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

     E.   CAPITAL STRUCTURE.

          1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

          2. COMMON STOCK AUTHORIZATION. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          3. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          4. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

               - It is intended for financing purposes with minimal or no dilution to current shareholders

               - It is not designed to preserve the voting power of an insider or significant shareholder

          5. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          6. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

     F.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. STOCK PLANS IN LIEU OF CASH. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

          2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
               Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of
               Section 162(m) unless they are clearly inappropriate.

IV.  DISCRETIONARY ISSUES

     A.   BOARD OF DIRECTORS.

          1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

          2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

          3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

               - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

               -    Majority of independent directors

               -    All independent key committees

               - Committee chairpersons nominated by the independent directors

               - CEO performance is reviewed annually by a committee of outside directors

               -    Established governance guidelines

               -    Company performance

          4. CUMULATIVE VOTING. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

     B.   PROXY CONTESTS.

          1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

               - Long-term financial performance of the company relative to its industry

               -    Strategy of the incumbents versus the dissidents

               -    Independence of directors/nominees

               -    Experience and skills of board candidates

               -    Responsiveness to shareholders

               -    Whether takeover offer has been rebuffed

          2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

     C.   MERGERS AND CORPORATE RESTRUCTURING.

          1. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

               -    Anticipated financial and operating benefits

               -    Offer price (cost vs. premium)

               -    How the transaction was negotiated

               - Changes in corporate governance and their impact on shareholder rights

          2. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Conversion price relative to market value

               - Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

               - Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

          3. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

               -    The reasons for the change

               -    Any financial or tax benefits

               -    Regulatory benefits

               - Changes to the articles of incorporation or bylaws of the company

          4. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

               -    Offer price/premium

               - How the deal was negotiated (independent special committee and fair auction process)

               -    Other alternatives/offers considered

               - Non-completion risk (company's going concern prospects, possible bankruptcy)

          5. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               -    Terms of the offer

               - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

               -    Management's efforts to pursue alternatives such as mergers

               - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

          6. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

               -    Percentage of assets/business contributed

               -    Percentage ownership

               -    Financial and strategic benefits

               -    Governance structure

               -    Other alternatives

               - Non-completion risk (company's going concern prospects, possible bankruptcy)

          7. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

               - Management's efforts to pursue other alternatives such as mergers

               - Appraisal value of the assets (including any fairness opinions)

               -    Compensation plan for executives managing the liquidation

               Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          8. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

               -    Dilution to existing shareholders' position

               - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

               - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

               -    Management's efforts to pursue alternatives such as mergers

               - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

               Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          9. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

               -    Dilution to existing shareholders' position

               - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

               - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

               -    Management's efforts to pursue other alternatives

               - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

               Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          10. RECAPITALIZATIONS. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

               -    More simplified capital structure

               -    Enhanced liquidity

               -    Fairness of conversion terms, including fairness opinion

               -    Impact on voting power and dividends

               -    Reasons for the reclassification

               -    Other alternatives considered

          11. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

               -    Tax and regulatory advantages

               -    Planned use of the sale proceeds

               - Benefits that the spinoff may have on the parent company including improved market focus

     D.   ANTITAKEOVER DEFENSES.

          1. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

               - Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

               -    Formula employed in determining fair price

               - Vote needed to overcome the board's opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.

               - Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

               - Size of the block of shares controlled by officers, directors, and their affiliates

               - Other takeover provisions, including state antitakeover statutes

               -    Company history relating to premium acquisition offers

          2. GREENMAIL. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

          3. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

               -    20% or higher flip-in or flip-over

               -    Two to three year sunset provision

               -    No dead-hand, slow-hand or no-hand features

               - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

     E.   STATE OR COUNTRY OF INCORPORATION.

          1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

          2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

     F.   CAPITAL STRUCTURE.

          1. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

          2. PREFERRED STOCK. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

          3. REVERSE STOCK SPLITS. Votes on proposals to implement a reverse stock split should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

          4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

               -    The size of the company

               -    The shareholder base

               -    The liquidity of the stock

          5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

               -    Excessive increases in authorized capital stock

               -    Unfair method of distribution

               -    Diminution of voting rights

               -    Adverse conversion features

               -    Negative impact on stock option plans

               -    Other alternatives such as a spinoff

     G.   EXECUTIVE AND DIRECTOR COMPENSATION.

          1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

          4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

               -    Historic trading patterns

               -    Rationale for the repricing

               -    Option vesting period and term of the option

               -    Exercise price

               -    Participants

          5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

               -    Purchase price compared to fair market value

               -    Offering period

               -    Potential voting power dilution

          6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

          7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

               - The parachute should be less attractive than an ongoing employment opportunity with the firm

               - The triggering mechanism should be beyond the control of management

     H.   BUNDLED PROPOSALS.

               Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

FOR VOTES ON ISSUES OTHER THAN ROUTINE OR CORPORATE ADMINISTRATIVE ITEMS (AS DESCRIBED IN THE GUIDELINES), ARTISAN PARTNERS' PROXY VOTING POLICY REQUIRES A PROXY ADMINISTRATOR TO CONTACT THE INVESTMENT TEAM(S) WHOSE PORTFOLIO(S) HOLD THE SUBJECT SECURITY TO ASCERTAIN THE TEAM'S RECOMMENDATION WITH RESPECT TO THE VOTE. IN ADDITION, THE POLICY PERMITS PORTFOLIO MANAGERS TO SUBMIT RECOMMENDATIONS FOR PROXY VOTES FOR ITEMS NOT COVERED IN THE GUIDELINES OR THAT ARE CONTRARY TO THE GUIDELINES TO THE PROXY VOTING COMMITTEE. THE COMMITTEE IS THEN RESPONSIBLE FOR REVIEWING THE RECOMMENDATION AND DETERMINING THE VOTE TO BE CAST. THE PROXY VOTING POLICY ALSO REQUIRES THAT ALL VOTES TAKEN WITH RESPECT TO IDENTIFIED ISSUERS BE PRESENTED TO THE COMMITTEE FOR REVIEW AND DETERMINATION AS TO THE VOTES TO BE CAST. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING AN INVESTMENT TEAM'S RECOMMENDATION AND/OR A VOTE RELATING TO AN IDENTIFIED ISSUER, THE PROXY ADMINISTRATOR SHALL COMPLETE THE FORM BELOW AND PROVIDE IT TO THE ADMINISTRATIVE ASSISTANT OF THE LEGAL AND COMPLIANCE GROUP. THE ADMINISTRATIVE ASSISTANT WILL FORWARD THE FORM TO MEMBERS OF THE COMMITTEE, WHO WILL REVIEW IT IN CONNECTION WITH THEIR CONVENING A MEETING.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I. INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a. Name of issuer: __________________

b. Date of meeting: _________________   Deadline for casting vote: _____________

c. Investment strategy or strategies in which issuer is held: __________________

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e. Is issuer an Identified Issuer? [ ] Yes [ ] No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g. Name of proxy administrator: ________________________________________________

PART II. RECOMMENDATION FROM INVESTMENT TEAM(S) (to be completed by the Proxy Administrator)

a. Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

PART III. DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on _________________________


By:                                  , on behalf of the Committee
    ---------------------------------
Print Name:
            -------------------------

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

                                  PROXY VOTING

POLICY

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

ACCEPTS:

     - Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

     -    Restoration or protection of shareholders' authority.

REJECTS:

     -    Protection of management from results of mergers and acquisitions.

     - Proposals having the effect of diluting the value of the existing shares.

     -    Reduction of shareholders' power over any company actions.

     -    Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE

- BHMS's Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

- The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST

- All proxies will be voted uniformly in accordance with BHMS's policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROCEDURE

BHMS HAS ADOPTED WRITTEN PROCEDURES TO IMPLEMENT THE FIRM'S POLICY AND REVIEWS TO MONITOR AND INSURE OUR POLICY IS OBSERVED, IMPLEMENTED PROPERLY AND AMENDED OR UPDATED, AS APPROPRIATE, WHICH MAY BE SUMMARIZED AS FOLLOWS:

- BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

- ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

- The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

-    ISS verifies that every vote is received, voted and recorded.

- BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

- BHMS maintains voting records both in hard copy and via ISS database backup.

- BHMS's guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

- BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

- If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

- BHMS will maintain a record of the voting resolution of any conflict of interest.

- The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

     -    These policies and procedures and any amendments;

     -    Each proxy statement that BHMS receives;

     -    A record of each vote that BHMS casts;

     - Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

     - A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

RESPONSIBILITY

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                         CAPITAL GUARDIAN TRUST COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

                                     Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

     Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

     Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported., When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group

Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.

                 FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")
                          FUND PROXY VOTING GUIDELINES
                                  FEBRUARY 2006

I.   General Principles

     A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals will generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

     D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

     E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.  Definitions (as used in this document)

     A. Large capitalization company - a company included in the Russell 1000 stock index.

     B. Small capitalization company - a company not included in the Russell 1000 stock index.

     C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

     D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

     E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

     F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

     H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

     A.   Incumbent Directors

          FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

          FMR will also generally withhold authority on the election of directors if:

          1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

               With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

               a. The poison pill includes a sunset provision of less than 5 years;

               b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

               c. Shareholder approval is required to reinstate the poison pill upon expiration.

               FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

          2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

          3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

          4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

          5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

     B.   Indemnification

          FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

     C.   Independent Chairperson

          FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

     D.   Majority Director Elections

          FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.  Compensation

     A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

          FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

          1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

          2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

               However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

               a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

          4. The granting of awards to non-employee directors is subject to management discretion.

          5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

          FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

          1. The shares are granted by a compensation committee composed entirely of independent directors; and

          2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing

          FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

          1.   Whether the proposal excludes senior management and directors;

          2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

     C.   Employee Stock Purchase Plans

          FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)

          FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

     E.   Executive Compensation

          FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.   Anti-Takeover Plans

     FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

     A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

     B.   The anti-takeover plan includes the following:

          1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

          2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

          3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

          4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

          5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

     D. It is a fair price amendment that considers a two-year price history or less.

     FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.  Capital Structure / Incorporation

     A.   Increases in Common Stock

          FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

     B.   New Classes of Shares

          FMR will generally vote against the introduction of new classes of stock with differential voting rights.

     C.   Cumulative Voting Rights

          FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

     D.   Acquisition or Business Combination Statutes

          FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country

          FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

     A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

     A.   Voting Process

          FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

     B.   Regulated Industries

          Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                              GLOBEFLEX CAPITAL, LP
                               PROXY VOTING POLICY
                            (REVIEWED DECEMBER 2005)

GlobeFlex Capital, L.P. established these policies and procedures to facilitate our goal of ensuring proxies are voted in the best interest of our clients and to provide our clients with information about how their proxies are voted.

GENERAL POLICY

The act of proxy voting allows the shareholders' views to be heard by the public company with regard to various management and compensation issues. It is an integral part of the investor relationship and carries with it a responsibility to exercise the proper duty of care toward the investor. Accordingly, each investment management agreement should specify who is responsible for voting proxies for each client. The client is free to designate the adviser, custodian, or other party to carry out proxy voting on their behalf. If GlobeFlex is the designated party responsible for voting proxies, the following should apply.

In an effort to vote proxies in the most efficient and conflict-free manner, GlobeFlex has hired a third-party service provider to assist with the process of voting proxies for our client accounts. Together, we have crafted specific Voting Guidelines to be applied to accounts under our care. The intent of these guidelines is to ensure that our clients' best interests are served by the Board of Directors for each held security.

VOTING GUIDELINES

GlobeFlex has signed a service agreement with Institutional Shareholder Services
(ISS) whereby ISS will process proxy votes on behalf of GlobeFlex clients, within the agreed upon guidelines. These guidelines will be reviewed annually to address new issues that have developed or changes that ISS recommends. A copy of the guidelines is kept on file with the compliance department and is available for customer review, if requested. All requests should be directed to the Compliance Officer.

Occasionally, issues will surface that do not fall within these pre-determined guidelines or that are designated "case by case". These issues will be resolved through active dialogue between representatives from the service and the portfolio management team at GlobeFlex. Any documents we prepare that are material to making this decision will be maintained by the portfolio management team.

CONFLICTS OF INTEREST

Periodically, proxy voting proposals may raise conflicts between the interests of GlobeFlex's clients and the interests of GlobeFlex and its employees. GlobeFlex must ensure that the decision to vote the proxies was based on our clients' best interest. The following are examples of potential conflicts of interests that could influence the proxy voting process:

          GlobeFlex retains an institutional client, or is in the process of retaining an institutional client that is (or is affiliated with) an issuer that is held in GlobeFlex's client portfolios.

          GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex's client portfolios.

          GlobeFlex's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

          A GlobeFlex employee personally owns a significant number of an issuer's securities that are also held in GlobeFlex's client portfolios.

Our resolution, as mentioned in SEC release number IA-2106, is that, upon detection of a material conflict of interest, the proxy vote in question will be voted in accordance with the pre-determined policy recommendation of our independent, third party service provider, ISS.

GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair GlobeFlex's ability to vote proxies in an objective manner. The CCO will continuously monitor for conflicts. GlobeFlex has also hired a third-party compliance consulting firm, Adviser Compliance Associates (ACA). GlobeFlex will consult with ACA and/or outside counsel if any possible conflicts arise. ACA will also review and attempt to identify additional proxy voting conflicts at least annually during its annual review of GlobeFlex.

In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the General Partner and legal counsel.

These procedures combined with the utilization of ISS proxy voting guidelines, diminishes the likelihood of material conflicts of interest.

RECORD REQUESTS

ISS maintains a database of all proxies voted on behalf of our clients. A historical record may be obtained by our clients by contacting the Compliance Officer and noting the specific period for which the client would like a record. As stated above, our clients may also obtain a copy of the voting guidelines by contacting the Compliance Officer. Any additional inquiries should be directed to the Compliance Officer.

       GOLDMAN SACHS PROXY VOTING ON BEHALF OF INVESTMENT ADVISORY CLIENTS

                          EFFECTIVE DATE: OCTOBER 2004

A.   PROXY VOTING POLICY

     Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.

B.   DISCLOSURE OF PROXY VOTING POLICY

     All new clients (US and non-US) who contract with GSAM in the United States and all new US clients who contract with any GSAM affiliate (US or non-US) must receive a copy of our Summary of Policy on Proxy Voting for Investment Advisory Clients before or at account opening. The Client Service Department is responsible for providing this information.

     Any client who requests a copy of our full proxy voting policy should receive GSAM's Policy on Proxy Voting for Investment Advisory Clients.

C.   PROXY RECORDKEEPING REQUIREMENTS - INVESTMENT ADVISERS ACT

     US-registered investment advisers are required to keep certain records with respect to proxies. These requirements are outlined in "Books and Records - Investment Advisers Act" and, for proxies, are summarized as follows:

     -    Copies of all proxy voting policies and procedures.

     - A copy of each proxy statement that the adviser receives in relation to client securities.

     -    A record of each vote cast by the adviser on behalf of each client.

     - A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

     - A copy of each written client request for information on how the adviser voted proxies on behalf of such client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

     For certain of these items, advisers may rely upon outside proxy voting service providers and/or the SEC's EDGAR system.

D.   SPECIAL PROCEDURES

     1. PROXY DISCLOSURE REQUIREMENTS FOR REGISTERED MANAGEMENT INVESTMENT COMPANIES

          Rules under the Investment Company Act of 1940 require registered management investment companies to disclose how they vote proxies relating to the securities they hold. By August 31st of each year, investment companies must file with the SEC on Form N-PX and make available to shareholders the specific proxy votes they cast during the 12-month period ended June 30th of that year. Investment companies are required to make the information filed on Form N-PX available to shareholders by either providing a toll-free number that shareholders can call to request such information or by providing a Web site on which investors can retrieve such information.

          Proxy voting history information for registered management investment companies must be publicly available in accordance with applicable regulations. GSAM's Legal Department, in conjunction with the Fund Treasury Department, is responsible for the filing and publication of Form N-PX and for coordinating with the third-party vendors that support this process. Information for Goldman Sachs proprietary funds is made available on a Web page that can be accessed from the mutual fund area of the Goldman Sachs public Web site. For GSAM sub-advised and GSAM-administered funds, the primary investment advisers or sponsors are responsible for making their own arrangements to provide public access to this information.

     2.   PROXY VOTING FOR GS PRINCETON AND THE PRIVATE EQUITY GROUP

          Both GS Princeton and the Private Equity group have proxy voting policies and procedures specific to their business.

E.   CONFLICTS OF INTEREST

     Pursuant to GSAM's Proxy Voting Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. As described in that policy, votes cast in accordance with ISS guidelines and recommendations should not present conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                                  PROXY VOTING

     The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

     OVERSIGHT OF PRINCIPLES AND PROCEDURES

     The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the CCO. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

     LIMITATIONS

     The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

     PROXY ADMINISTRATION

     The Firm will instruct each client custodian to forward proxy materials to the Firm's Proxy Administrator. New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm. The Firm uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

     Upon receipt of proxy materials:

     COMPLIANCE REVIEW

     A Compliance Officer will review the proxy issues and identify any potential conflicts between the Firm, or its employees, and the Firm's clients. The Firm recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to the Firm or its affiliates.

     IDENTIFYING CONFLICTS. In identifying conflicts of interest, a Compliance Officer will review the following issues:

               (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

               (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

               (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

     ASSESSING MATERIALITY. If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

          If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

          If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

               (i) the Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

               (ii) After the determination is made, the following procedures will apply:

                    (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.;

                    (b) If the final determination is that the conflict is material, the following procedures will apply:

                         (1) If the Firm's Proxy Voting Guidelines
                         ("Guidelines"), a copy of which is included as Schedule 5, definitively address the issues presented for vote, the Firm will vote according to the Guidelines.

                         (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

     PROXY OFFICER DUTIES

     The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

     PROXY ADMINISTRATOR DUTIES

     The Proxy Administrator will:

          (i) Provide custodians with instructions to forward proxies to the Firm for all clients for whom the Firm is responsible for voting proxies;

          (ii) When proxies are received, reconcile the number of shares indicated on the proxy with the Firm's internal data on shares held as of the record date and notify custodians of any discrepancies or missed proxies;

          (iii) Use best efforts to obtain missing proxies from custodian;

          (iv) Inform the Compliance Department and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

          (v) Ensure the Proxy Officer and the Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

          (vi) Per instructions from the Proxy Officer or a Compliance Officer, vote proxy issues via ISS software, online or via facsimile; and

          (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                             PROXY VOTING GUIDELINES

The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)   Obligations of the Board of Directors

2)   Compensation of management and the Board of Directors

3)   Take-over protections

4)   Shareholders' rights

                         PROXY ISSUE                             FIRM GUIDELINE
                         -----------                           -----------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated            For
directors, independent of management

NOMINATING PROCESS: independent nominating committee seeking          For
qualified candidates, continually assessing directors and
proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must            For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS

STAGGERED BOARDS                                                    Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)           Case-by-Case

COMPENSATION REVIEW PROCESS: compensation committee                   For
comprised of outside, unrelated directors to ensure
shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of           For
liability and provide indemnification

AUDIT PROCESS                                                         For

BOARD COMMITTEE STRUCTURE: audit, compensation, and                   For
nominating and/or governance committee consisting entirely
of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board          For
activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                             Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and                  For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder             For
advisory committees, requirement that candidates be
nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                                   For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)              For

VOTES FOR SPECIFIC DIRECTORS                                      Case-by-Case

                         PROXY ISSUE                             FIRM GUIDELINE
                         -----------                           -----------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                    Case-by-Case

FORM OF VEHICLE: grants of stock options, stock appreciation      Case-by-Case
rights, phantom shares and restricted stock

PRICE                                                          Against plans
                                                               whose underlying
                                                               securities are to
                                                               be issued at less
                                                               than 100% of the
                                                               current market
                                                               value

RE-PRICING: plans that allow the Board of Directors to lower        Against
the exercise price of options already granted if the stock
price falls or under-performs the market

EXPIRY: plan whose options have a life of more than ten           Case-by-Case
years

EXPIRY: "evergreen" stock option plans                              Against

DILUTION:                                                      Case-by-Case -
                                                               taking into
                                                               account value
                                                               creation,
                                                               commitment to
                                                               shareholder-
                                                               friendly
                                                               policies, etc.

VESTING: stock option plans that are 100% vested when               Against
granted

PERFORMANCE VESTING: link granting of options, or vesting             For
of options previously granted, to specific performance
targets

CONCENTRATION: authorization to allocate 20% or more of the         Against
available options to any one individual in any one year

DIRECTOR ELIGIBILITY: stock option plans for directors if         Case-by-Case
terms and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in control        Against
provisions that allow option holders to receive more for
their options than shareholders would receive for their
shares

CHANGE IN CONTROL: change in control arrangements developed         Against
during a take-over fight specifically to entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to outside           Against
directors in event of a change in control

BOARD DISCRETION: plans to give Board broad discretion in           Against
setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to employees to         Against
pay for stock or options

DIRECTOR COMPENSATION: % of directors' compensation in                For
form of common shares

GOLDEN PARACHUTES                                                 Case-by-Case

EXPENSE STOCK OPTIONS                                                 For

SEVERANCE PACKAGES: must receive shareholder approval                 For

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS            Against

RELOAD OPTIONS                                                      Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                  Against

EMPLOYEE STOCK PURCHASE PLANS                                     Case-by-Case

                         PROXY ISSUE                             FIRM GUIDELINE
                         -----------                           -----------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring             Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER            Case-by-Case
PURCHASE TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that              Against
serve to prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                                Against

PAYMENT OF GREENMAIL                                                Against

"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"                      Against
PROVISIONS: provisions that seek to limit the discretion
of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for                        Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                        For

REDEMPTION/RATIFICATION OF POISON PILL                                For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                                   For

DUAL-CLASS SHARE STRUCTURES                                         Against

LINKED PROPOSALS: with the objective of making one                  Against
element of a proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of, or an               Against
increase in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:                    Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the amount requested          For
is necessary for sound business reasons

SHAREHOLDER PROPOSALS                                             Case-by-Case

STAKEHOLDER PROPOSALS                                             Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING                Against
RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability to buy             For
back shares from particular shareholder at
higher-than-market prices

PREEMPTIVE RIGHTS                                                     For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE               For
PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                           For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                           For

SOCIAL AND ENVIRONMENTAL ISSUES                                  As recommended
                                                                   by Company
                                                                   Management

REIMBURSING PROXY SOLICITATION EXPENSES                           Case-by-Case

MELLON CAPITAL
MANAGEMENT CORPORATION
PROXY VOTING POLICY
(APPROVED 08/20/2004)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                                 PAYDEN & RYGEL
                               PROXY VOTING POLICY
                            UPDATED: OCTOBER 5, 2004

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,(3) Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

            GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

     - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

     -    Vote for programs that permit an issuer to repurchase its own stock.

     - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

     - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

     -    Vote for management proposals on the retention of outside auditors.

     - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

                              CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment

----------
(3) The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

     1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

     2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

PEREGRINE CAPITAL MANAGEMENT, INC.

PROXY VOTING
POLICIES AND PROCEDURES
JULY, 2005
PROXY VOTING
3/00

Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

PROXY ADMINISTRATION
8/03

Guidelines and Control

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts, unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8. Our internal voting position guidelines cover four types of proposals:

a. "routine" management proposals (Exhibit "A");

b. anti-takeover proposals (Exhibit "B");

c. shareholder proposals (Exhibit "C"); and

d. "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the Management Policy Group. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the Management Policy Group prior to voting. The Management Policy Group will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

PROXY ADMINISTRATION
7/05

Handling, Documentation, and Client Communication

1. Master Trustee is contacted in writing by Peregrine, informing them that Peregrine has been authorized to vote proxy, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge, an electronic proxy voting system, for the majority of accounts authorized to vote. A datafeed is done daily to receive meeting information (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

Upon notification of an upcoming meeting by the Proxy Edge Tickler Report, the Proxy Coordinator sets up a file for that meeting. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, mail date, and any notes. Discrepancies in shares is researched first with internal accounting and then the custodian until resolved.

3. A current list of portfolio holdings is e-mailed monthly by the Proxy Coordinator to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager and sets date for the return of instructions for voting, allowing enough time for the Compliance Officer's review.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients are provided reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports.

7. Clients are sent updated versions of our Proxy Voting Policies and Procedures.

EXHIBIT "A"
3/00

"Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1. Election of directors and other officers of the corporation.

2. Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4. Elimination of preemptive rights.

5. Indemnification of officers, directors, employees and agents.

6. Increasing the number of shares outstanding for ordinary business purposes.

7. Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9. Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11. Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors.

13. Automatic dividend reinvestment plans.

14. Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16. Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

EXHIBIT "B"
3/00

"Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5. Fair-price proposals combined with supermajority rules.

6. Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

EXHIBIT "C"
3/00

Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

EXHIBIT "D"
3/00

"Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "giveaways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1. Plans which provide for exercise prices below 85% of market value at time of grant.

2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4. Plans which give the Board the authority to establish exercise prices without preset limits.

5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

6. Combinations of the initiatives above.

                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds' website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

     - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board.

     - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

     -    "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

     -    Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

     -    Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

     -    Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

     -    Share Repurchase Programs.

Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the


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

company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

     -    Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

     -    "Blank Check" Preference Stock.

Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

     -    "Greenmail" Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

     -    Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

     -    Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

     -    Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

     -    the nature of the conflict;

     -    an evaluation of the materiality of the conflict; and

     - if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds' Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

     - whether Southeastern has been solicited by the person or entity creating the conflict;

     - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

     - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

     - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

     -    copies of its proxy policies and procedures;

     - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

     - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

     - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

     - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

ADOPTED AUGUST 1, 2003


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                                                                             STW

                               PROXY VOTING POLICY

STW manages only investment-grade fixed income securities, and is rarely required to vote proxies on behalf of its client bondholders. In such cases, STW votes for or against the proposition with the best interest of the affected client-bondholder being the sole consideration.

RESPONSIBLE PARTY AND THE PROXY VOTING PROCESS

After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in a way that is in the best interest of the client. STW will also, prior to voting a proxy, identify any material conflicts that might exist with respect to a given proxy. If material conflicts are identified, they will be handled in the manner described below.

MATERIAL CONFLICTS OF INTEREST

If any material conflicts are identified, STW will determine how such conflicts should be addressed and resolved and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the client's best interest.

RECORD KEEPING

STW will maintain all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process.

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.


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

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

TIMESSQUARE CAPITAL MANAGEMENT LLP

PROCEDURE: PROXY VOTING

RESPONSIBILITY:

     1.   Compliance Department

     2.   Proxy Voting Committee

     3.   Analysts and Portfolio Managers

     4.   Investor Responsibility Research Center (IRRC)

DISCUSSION:

     1. Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies.

     2. Working with the key proxy voting decision makers, that is, analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the Proxy Voting Committee. The Proxy Voting Committee is composed of the Chief Executive Officer, the VP of Operations, and the Chief Compliance Officer.

     3. To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare's clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

     4. Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

          a. For ERISA accounts, including advisory accounts, mutual funds, and separate accounts, acting prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

          b. For non-ERISA accounts, including certain advisory accounts, mutual funds and separate accounts, the client's financial and non-financial objective only, to the extent known, shall be considered.

     5. Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center (IRRC). All proxy materials are directed to IRRC by the portfolios' custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TimesSquare; reconciles all shares held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.


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

     6. Using voting guidelines provided by TimesSquare, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

     7. Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

     8. In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.


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

                         TUKMAN CAPITAL MANAGEMENT INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.   POLICY

Tukman Capital Management, Inc. ("TCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) either reserves the right to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, or the client (or its custodian) otherwise directs proxy materials and corporate actions to the client or a party other than TCM. TCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

Melvin Tukman and Daniel Grossman, TCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TCM are voted in a timely manner and in a manner consistent with each client's best interests.

TCM currently utilizes the services of a third-party proxy voting service, Investor Responsibility Research Center ("Service"), to assist in the development of TCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TCM's Chief Financial Officer, or one of the Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Compliance Officers who may consult with other TCM personnel to determine the appropriate action on the matter.

The Service generally reviews TCM's proxy voting process by collecting the proxy voting materials, reconciling share discrepancies, tracking missing proxies and providing reporting services.

Unless a client has instructed TCM otherwise, the Compliance Officers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.


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

     A.   Conflicts of Interest

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TCM's interests and a client's interest, including a mutual fund client, TCM will resolve such a conflict in the manner described below:

          1. Vote in Accordance with the Guidelines. To the extent that TCM has specific Guidelines with respect to the proposal in question, TCM shall vote in accordance with the Guidelines.

          2. Use an Independent Third Party. To the extent that TCM does not have specific Guidelines with respect to the proposal in question, TCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of Institutional Shareholder Services, Inc. ("ISS"), also an independent third party. Where such independent third party's recommendations are received on a timely basis, TCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, or if the Service or ISS does not issue recommendations on the vote, TCM will abstain from voting the securities held by that client's account.

     B.   Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TCM has determined that it is in the client's best interest, TCM will not vote proxies received. The following are certain circumstances where TCM will limit its role in voting proxies:

          1. Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself, it has delegated the right to vote proxies to a third party, or the client's custodian directs proxies to the client or another party, TCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TCM, it will promptly be forwarded to the client or specified third party.

          2. Terminated Account: Once a client account has been terminated with TCM in accordance with its investment advisory agreement, TCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

          3. Limited Value: If TCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TCM may abstain from voting a client's proxies. TCM also will not vote proxies received for securities which are no longer held by the client's account.

          4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TCM may recall the security for purposes of voting.

          5. Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, TCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

IV.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TCM's Policies and Procedures by written request addressed to TCM. TCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

                                   APPENDIX A

                         Tukman Capital Management, Inc.
                         Proxy Voting Guidelines - 2005

ELECTION OF DIRECTORS (1000)

WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF employees or affiliated directors comprise more that 50% of the board (based on relevant stock exchange definition of independence).

WITHHOLD votes from ANY non-independent nominee on the audit committee IF 25% or more of directors serving on that committee are not independent.

WITHHOLD votes from ANY non-independent nominee on the compensation committee IF 25% or more of directors serving on that committee are not independent.

WITHHOLD votes from ANY non-independent nominee on the nominating committee IF 25% or more of directors serving on the committee are not independent.

WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.

ELECT CONTESTED NOMINEE (1001) CASE BY CASE

ELECT SUBSIDIARY DIRECTOR(S) (1004) CASE BY CASE

RATIFY SELECTION OF AUDITORS (1010)

Vote AGAINST IF the fees paid by the company for non-audit services in the prior fiscal year exceed 50% of the aggregate fees paid to the company's outside auditor.

APPROVE NAME CHANGE (1020)

Vote FOR this proposal.

APPROVE OTHER BUSINESS (1030)

Vote FOR this proposal.

ADJOURN MEETING (1035)

Vote FOR this proposal.

APPROVE TECHNICAL AMENDMENTS (1040)

Vote FOR this proposal.

APPROVE FINANCIAL STATEMENTS (1050)

Vote FOR this proposal.

INCREASE AUTHORIZED COMMON STOCK (1100)

Vote FOR this proposal.

DECREASE AUTHORIZED COMMON STOCK (1101)

Vote FOR this proposal.

AMEND AUTHORIZED COMMON STOCK (1102)

Vote FOR this proposal.

APPROVE COMMON STOCK ISSUANCE (1103)

Vote FOR this proposal.

APPROVE WARRANTS EXERCISABLE FOR COMMON STOCK (1104)

Vote FOR this proposal.

AUTHORIZE PREFERRED STOCK (1110)

Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

INCREASE AUTHORIZED PREFERRED STOCK (1111)

Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

DECREASE AUTHORIZED PREFERRED STOCK (1112)

Vote FOR this proposal.

CANCEL SERIES OF PREFERRED STOCK (1113)

Vote FOR this proposal.

AMEND AUTHORIZED PREFERRED STOCK (1114)

Vote AGAINST IF the amendment would have the effect of increasing the voting rights for this stock.

APPROVE ISSUANCE/CONVERSION OF PREFERRED STOCK (1115)

Vote AGAINST IF the shares have voting rights superior to those of other shares.

ELIMINATE PREEMPTIVE RIGHTS (1120) CASE BY CASE

RESTORE PREEMPTIVE RIGHTS (1121)

Vote FOR this proposal.

AUTHORIZE DUAL CLASS COMMON STOCK (1130)

Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS COMMON STOCK (1131)

Vote FOR this proposal.

AMEND DUAL CLASS COMMON STOCK (1132)

Vote FOR this proposal.

INCREASE AUTHORIZED DUAL CLASS COMMON STOCK (1133)

Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE (1140)

Vote FOR this proposal.

APPROVE STOCK SPLIT (1150)

Vote FOR this proposal.

APPROVE REVERSE STOCK SPLIT (1151)

Vote FOR this proposal.

APPROVE MERGER/ACQUISITIONS (1200)

Vote FOR this proposal.

APPROVE RE-CAPITALIZATION (1209)

Vote FOR this proposal.

APPROVE RESTRUCTURING (1210)

Vote FOR this proposal.

APPROVE BANKRUPTCY RESTRUCTURING (1211)

Vote FOR this proposal.

APPROVE LIQUIDATION (1212)

Vote FOR this proposal.

APPROVE RE-INCORPORATION (1220)

Vote FOR this proposal.

APPROVE LEVERAGED BUYOUT (1230)

Vote FOR this proposal.

APPROVE SPIN-OFF (1240)

Vote FOR this proposal.

APPROVE SALE OF ASSETS (1250)

Vote FOR this proposal.

ELIMINATE CUMULATIVE VOTING (1300)

Vote FOR this proposal.

ADOPT CUMULATIVE VOTING (1301)

Vote AGAINST this proposal.

ADOPT DIRECTOR LIABILITY PROVISION (1310)

Vote FOR this proposal.

AMEND DIRECTOR LIABILITY PROVISION (1311)

Vote FOR this proposal.

ADOPT INDEMNIFICATION PROVISION (1320)

Vote FOR this proposal.

AMEND INDEMNIFICATION PROVISION (1321)

Vote FOR this proposal.

APPROVE BOARD SIZE (1332)

Vote FOR this proposal.

NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

Vote AGAINST this proposal.

GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

Vote AGAINST this proposal.

REMOVAL OF DIRECTORS (1342)

Vote FOR this proposal.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)

Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)

Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE CLASSIFIED BOARD (1400)

Vote AGAINST the proposal.

AMEND CLASSIFIED BOARD (1401)

Vote AGAINST this proposal.

REPEAL CLASSIFIED BOARD (1402)

Vote FOR this proposal.

ADOPT POISON PILL (1410)

Vote AGAINST this proposal.

REDEEM POISON PILL (1411)

Vote FOR this proposal.

ELIMINATE SPECIAL MEETING (1420)

Vote AGAINST this proposal.

LIMIT SPECIAL MEETING (1421)

Vote AGAINST this proposal.

RESTORE SPECIAL MEETING (1422)

Vote FOR this proposal.

ELIMINATE WRITTEN CONSENT (1430)

Vote AGAINST this proposal.

LIMIT WRITTEN CONSENT (1431)

Vote AGAINST this proposal.

RESTORE WRITTEN CONSENT (1432)

Vote FOR this proposal.

ADOPT SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1440)

Vote AGAINST this proposal.

AMEND SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1443)

Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1444)

Vote FOR this proposal.

ADOPT SUPERMAJORITY LOCK-IN (1445)

Vote AGAINST this proposal.

AMEND SUPERMAJORITY LOCK-IN (1446)

Vote AGAINST IF the amendment would establish a complete lock-in on all charter and bylaw provisions.

ELIMINATE SUPERMAJORITY LOCK-IN (1447)

Vote FOR this proposal.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

Vote FOR this proposal.

ADOPT FAIR PRICE PROVISION (1460)

Vote FOR this proposal.

AMEND FAIR PRICE PROVISION (1461)

Vote FOR this proposal.

REPEAL FAIR PRICE PROVISION (1462)

Vote AGAINST this proposal.

ADOPT ANTI-GREENMAIL PROVISION (1470) CASE BY CASE

ADOPT ADVANCE NOTICE REQUIREMENT (1480)

Vote FOR this proposal.

OPT OUT OF STATE TAKEOVER LAW (1490)

Vote AGAINST this proposal.

OPT INTO STATE TAKEOVER LAW (1491)

Vote FOR this proposal.

ADOPT STOCK INCENTIVE PLAN (1500)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the plan allows nonqualified options to be priced at less than 100% of the fair market value.

Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

Vote AGAINST IF the plan administrator may grant reload stock options.

Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

AMEND STOCK INCENTIVE PLAN (1501)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the amendment would allow options to be priced at less than 100% fair market value.

Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.

ADD SHARES TO STOCK INCENTIVE PLAN (1502)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).

Vote AGAINST IF the plan administrator may grant reload stock options.

Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

LIMIT PER-EMPLOYEE AWARDS (1503)

Vote FOR this proposal.

EXTEND TERM OF STOCK INCENTIVE PLAN (1505)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

Vote AGAINST IF the plan administrator may grant reload stock options.

Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

ASSUME STOCK PLAN(S) (1506)

Vote AGAINST if the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the assumed plan(s) allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the assumed plan(s) has an automatic share replenishment feature (evergreen plan).

Vote AGAINST IF the plan administrator may grant reload stock options.

ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.

AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the amendment would allow options to be priced at less that 100% fair market value.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.

Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

Vote AGAINST IF the dilution represented by this proposal is more than 5% of outstanding common stock.

Vote AGAINST IF the minimum equity overhang of all plans is more that 5% of outstanding common stock.

AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

Vote FOR this proposal.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

Vote AGAINST IF the dilution represented by this proposal is more than 5% outstanding common equity.

Vote AGAINST IF this proposal if the dilution represented by the shares reserved under all stock purchase plans is more than 5% of outstanding common stock.

ADOPT STOCK AWARD PLAN (1530)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

AMEND STOCK AWARD PLAN (1531)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN (1532)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADOPT DIRECTOR STOCK AWARD PLAN (1540)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

AMEND DIRECTOR STOCK AWARD PLAN (1541)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

APPROVE ANNUAL BONUS PLAN (1560)

Vote AGAINST IF the maximum per-employee payout is not disclosed.

Vote AGAINST IF the performance criteria is not disclosed.

APPROVE SAVINGS PLAN (1561)

Vote FOR this proposal.

APPROVE OPTION/STOCK AWARDS (1562)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the three-year average grant rate exceeds the 75th percentile of its peer group.

Vote AGAINST IF the option is priced at less than 100% of the fair market value on the grant date.

ADOPT DEFERRED COMPENSATION PLAN (1563)

Vote FOR this proposal.

APPROVE LONG-TERM BONUS PLAN (1564)

Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

Vote AGAINST IF the maximum per-employee payout is not disclosed.

Vote AGAINST IF the performance criteria is not disclosed.

APPROVE EMPLOYMENT AGREEMENTS (1565)

Vote FOR this proposal.

AMEND DEFERRED COMPENSATION PLAN (1566)

Vote FOR this proposal.

EXCHANGE UNDERWATER OPTIONS (1570)

Vote AGAINST this proposal.

AMEND ANNUAL BONUS PLAN (1581)

Vote FOR this proposal.

RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582)

Vote AGAINST IF the performance criteria is not disclosed.

AMEND LONG-TERM BONUS PLAN (1586)

Vote FOR this proposal.

MISC. EXECUTIVE PAY (1900) CASE BY CASE

MISC. ANTITAKEOVER (1901) CASE BY CASE

MISC. BOARD OF DIRECTORS (1902) CASE BY CASE

MISC. RESTRUCTURING (1903) CASE BY CASE

MISC. STOCK (1904) CASE BY CASE

MISC. ROUTINE (1905) CASE BY CASE

MISC. DIRECTOR PAY (1906) CASE BY CASE

MISC. MANAGEMENT (1907) CASE BY CASE

MISC. MANAGEMENT (1908) CASE BY CASE

MISC. MANAGEMENT (1909) CASE BY CASE

SHAREHOLDER PROPOSALS

SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

Vote AGAINST this proposal.

SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

Vote AGAINST this proposal.

SP-LIMIT CONSULTING BY AUDITORS (2002)

Vote FOR this proposal.

SP-ROTATE AUDITORS (2003)

Vote FOR this proposal.

SP-RESTORE PREEMPTIVE RIGHTS (2010)

Vote AGAINST this proposal.

SP-STUDY SALE OR SPIN-OFF (2030)

Vote AGAINST this proposal.

SP-ADOPT CONFIDENTIAL VOTING (2100)

Vote FOR this proposal.

SP-COUNTING SHAREHOLDER VOTES (2101)

Vote AGAINST this proposal.

SP-NO DISCRETIONARY VOTING (2102)

Vote AGAINST this proposal.

SP-EQUAL ACCESS TO THE PROXY (2110)

Vote AGAINST this proposal.

SP-MAJORITY VOTE TO ELECT DIRECTORS (2111)

Vote AGAINST this proposal.

SP-IMPROVE MEETING REPORTS (2120)

Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING LOCATION (2130)

Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING DATE (2131)

Vote AGAINST this proposal.

SP-BOARD INCLUSIVENESS (2201)

Vote AGAINST proposals to include more women and members of racial minorities among director candidates.

SP-INCREASE BOARD INDEPENDENCE (2202)

Vote FOR this proposal.

SP-DIRECTOR TENURE /RETIREMENT AGE (2203)

Vote AGAINST this proposal.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

Vote AGAINST this proposal.

SP-ALLOW UNION /EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

Vote AGAINST this proposal.

SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

Vote FOR this proposal.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

Vote FOR this proposal.

SP-CREATE NOMINATING COMMITTEE (2211)

Vote FOR this proposal.

SP-CREATE SHAREHOLDER COMMITTEE (2212)

Vote AGAINST this proposal.

SP-INDEPENDENT BOARD CHAIRMAN (2214)

Vote AGAINST this proposal.

SP-LEAD DIRECTOR (2215)

Vote AGAINST this proposal.

SP-ADOPT CUMULATIVE VOTING (2220)

Vote AGAINST this proposal.

SP-REQUIRE NOMINEE STATEMENT IN THE PROXY (2230)

Vote AGAINST this proposal.

SP-DOUBLE BOARD NOMINEES (2231)

Vote AGAINST this proposal.

SP-DIRECTOR LIABILITY (2240)

Vote AGAINST this proposal.

SP-REPEAL CLASSIFIED BOARD (2300)

Vote FOR this proposal.

SP-REDEEM OR VOTE ON POISON PILL (2310)

Vote FOR this proposal.

SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

Vote FOR this proposal.

SP-REDUCE SUPERMAJORITY PROVISIONS (2321)

Vote FOR this proposal.

SP-REPEAL FAIR PRICE PROVISION (2324)

Vote AGAINST this proposal.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

Vote FOR this proposal.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

Vote FOR this proposal.

SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

Vote AGAINST this proposal.

SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

Vote AGAINST this proposal.

SP-RE-INCORPORATION (2342)

Vote AGAINST this proposal.

SP-ADOPT ANTI-GREENMAIL PROVISION (2350) CASE BY CASE

SP-RESTRICT EXECUTIVE COMPENSATION (2400)

Vote AGAINST this proposal.

SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

Vote FOR this proposal.

SP-RESTRICT DIRECTOR COMPENSATION (2402)

Vote AGAINST this proposal.

SP-CAP EXECUTIVE PAY (2403)

Vote AGAINST this proposal.

SP-PAY DIRECTORS IN STOCK (2405)

Vote AGAINST this proposal.

SP-APPROVE EXECUTIVE COMPENSATION (2406)

Vote AGAINST this proposal.

SP-RESTRICT DIRECTOR PENSIONS (2407)

Vote AGAINST this proposal.

SP-LINK EXECUTIVE PAY TO SOCIAL CRITERIA (2408)

Vote AGAINST this proposal.

SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

Vote FOR this proposal.

SP-GOLDEN PARACHUTES (2414)

Vote FOR this proposal.

SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

Vote AGAINST this proposal.

SP-EXPENSE STOCK OPTIONS (2416)

Vote FOR this proposal.

SP-PENSION FUND SURPLUS (2417)

Vote FOR this proposal.

SP-APPROVE EXTRA BENEFITS UNDER SERP'S (2418)

Vote AGAINST this proposal.

SP-REQUIRE OPTION SHARES TO BE HELD (2419)

Vote AGAINST this proposal.

SP-CREATE COMPENSATION COMMITTEE (2420)

Vote FOR this proposal.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

Vote AGAINST this proposal.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

Vote FOR this proposal.

SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

Vote FOR this proposal.

SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

Vote FOR this proposal.

SP-MISC. BOARD RELATED (2900) CASE BY CASE

SP-MISC. EXECUTIVE PAY (2901) CASE BY CASE

SP-MISC. ANTITAKEOVER (2902) CASE BY CASE

SP-MISC. MEETING (2903) CASE BY CASE

SP-MISC. ROUTINE (2904) CASE BY CASE

SP-MISC. DIRECTOR PAY (2905) CASE BY CASE

SP-MISC. SHAREHOLDER (2906) CASE BY CASE

SP-MISC. SHAREHOLDER (2907) CASE BY CASE

SP-MISC. SHAREHOLDER (2908) CASE BY CASE

SP-MISC. SHAREHOLDER (2908) CASE BY CASE

SP-MISC. SHAREHOLDER (2909) CASE BY CASE

SOCIAL ISSUES PROPOSALS

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

Vote AGAINST IF the company does not operate in countries of concern.

SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

Vote AGAINST IF the proposal calls for action beyond reporting.

SP-BURMA-LIMIT OR END OPERATIONS (3030)

Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

SP-BURMA-REVIEW OPERATIONS (3031)

Vote FOR this proposal.

SP-CHINA-NO USE OF FORCED LABOR (3040)

Vote FOR this proposal.

SP-CHINA -ADOPT CODE OF CONDUCT (3041)

Vote AGAINST IF the company has de minimus operations involving China.

SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

Vote AGAINST this proposal.

SP-REVIEW ECONOMIC CONVERSION (3110)

Vote AGAINST this proposal.

SP-REVIEW SPACE WEAPONS (3120)

Vote AGAINST this proposal.

SP-REVIEW FOREIGN MILITARY SALES (3130)

Vote AGAINST this proposal.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

Vote AGAINST this proposal.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

Vote FOR this proposal.

SP-REVIEW CHARITABLE GIVING POLICY (3210)

Vote AGAINST this proposal.

SP-LIMIT OR END CHARITABLE GIVING (3215)

Vote AGAINST IF the company's giving is well-managed or the proposal would end all giving.

SP-REVIEW POLITICAL SPENDING OR LOBBYING (3220)

Vote AGAINST this proposal.

SP-LIMIT OR END POLITICAL SPENDING (3221)

Vote AGAINST this proposal.

SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

Vote AGAINST this proposal.

SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

Vote AGAINST this proposal.

SP-REVIEW TOBACCO MARKETING (3300)

Vote AGAINST this proposal.

SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

Vote AGAINST this proposal.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

Vote AGAINST IF the proposal concerns research or changes to product ingredients.

SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

Vote AGAINST IF the proposal calls for action beyond reporting.

SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

Vote AGAINST this proposal.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

Vote AGAINST this proposal.

SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW ENERGY EFFICIENCY & RENEWABLE (3410)

Vote AGAINST IF the proposal asks for more than a report.

SP-ENDORSE THE CERES PRINCIPLES (3420)

Vote AGAINST this proposal.

SP-CONTROL GENERATION OF POLLUTANTS (3422)

Vote AGAINST this proposal.

SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)

Vote AGAINST this proposal.

SP-REVIEW OR CURB BIOENGINEERING (3430)

Vote AGAINST this proposal.

SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

Vote AGAINST this proposal.

SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

Vote AGAINST this proposal.

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

Vote AGAINST this proposal.

SP-REVIEW FAIR LENDING POLICY (3520)

Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW JOB CUTS OR RELOCATIONS (3600)

Vote AGAINST this proposal.

SP-REPORT ON EEO (3610)

Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

Vote AGAINST this proposal.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

Vote AGAINST this proposal.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

Vote AGAINST this proposal.

SP-ADOPT STANDARDS FOR MEXICAN OPERATIONS (3622)

Vote AGAINST this proposal.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

Vote AGAINST this proposal.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

Vote AGAINST this proposal.

SP-REVIEW GLOBAL LABOR PRACTICES (3680)

Vote AGAINST this proposal.

SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-REPORT ON SUSTAINABILITY (3700)

Vote AGAINST this proposal.

SP-MISC. HUMAN/POLITICAL RIGHT PROPOSAL (3900) CASE BY CASE

SP-MISC. MILITARY PROPOSAL (3901) CASE BY CASE

SP-MISC. POLITICAL/CHARITABLE DONATION (3902) CASE BY CASE

SP-MISC. HEALTH/ANIMAL PROPOSAL (3903) CASE BY CASE

SP-MISC. ENERGY/ENVIRONMENT PROPOSAL (3904) CASE BY CASE

SP-MISC. BANKING PROPOSAL (3905) CASE BY CASE

SP-MISC. WORKPLACE PROPOSAL (3906) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3907) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3908) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3909) CASE BY CASE

Walter Scott & Partners Limited

DISCRETIONARY PROXY VOTING - POLICIES AND PROCEDURES

                        Excerpted from Compliance Manual

Walter Scott & Partners Limited ("WSPL") may exercise voting authority over proxies with respect to securities held by certain of its clients. In exercising that authority, WSPL intends to comply with the requirements of Investment Advisers Act of 1940 (the "Advisers Act") and the Employee Retirement Income Securities Act of 1974 ("ERISA"), as applicable. These policies and procedures are designed to facilitate that compliance and ensure that WSPL exercises discretionary proxy voting authority in its clients' best interests. These procedures do not apply in any instance where a client has not granted WSPL discretionary voting authority either because the client has (a) retained voting discretion, (b) granted discretion to a third party or (c) directed that WSPL vote proxies in a particular manner.

FIDUCIARY CONSIDERATIONS. When a client grants WSPL proxy voting authority, WSPL owes that client a duty of care to monitor corporate actions and take timely action with respect to proxies received with respect to client holdings. Similarly, WSPL owes a duty of loyalty to vote those client proxies in a manner consistent with the client's best interests without regard for any interest WSPL may have in the matter. When voting proxies on behalf of a client that is an ERISA plan, WSPL must act in accordance with the duties of loyalty and prudence it owes the plan and for the exclusive benefit of the plan's participants and beneficiaries.

MONITORING PROXY ACTIVITY. WSPL receives notice of proxy activity with respect to client holdings through the custodians that hold client securities. As part of its research activities, WSPL's portfolio management also monitors for corporate actions by issuers held in client portfolios.

PROXY VOTING. In the absence of a conflict of interest, the decision on how a particular proxy is voted is generally made by the WSPL investment professional primarily responsible for that particular investment (the "stock champion") based on what is in the best interest of the particular client for whom the proxy is being voted. WSPL defines a client's best interest fundamentally with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective.

WSPL believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. WSPL also recognizes that management can offer valuable insights by virtue of its central role in a company's affairs. Accordingly, WSPL will generally weigh management's views in determining how to vote a proxy, subject in all events to WSPL's overall analysis of the likely effect of the vote on its client's interest in the company.

PROXY VOTING POSITIONS. WSPL generally vote with the management as we feel that management should be allowed to make those decisions that are essential to the ongoing operations of the company. If WSPL vote against the management the shares are generally sold. However, disagreement over one or two specific issues may not necessarily trigger a sale.

Our normal position on non-routine topics is shown below:

CORPORATE GOVERNANCE ISSUES

WSPL will evaluate each proposal separately. WSPL will generally vote in favour of a management sponsored proposal to increase corporate governance and disclosure unless the proposal is likely to have a negative effect on the interests of shareholders.

CHANGES TO CAPITAL STRUCTURE

WSPL will evaluate each proposal separately. Generally WSPL will vote for changes such as stock splits which would enhance liquidity and open market share repurchase plans where all shareholders can participate pro rata but against proposals designed to discourage merger and acquisitions and other measures which do not provide shareholders with economic value.

STOCK OPTION PLANS & COMPENSATION

WSPL will evaluate each proposal separately but generally vote for compensation plans that are reasonable but against those that are unduly generous or would result in excessive dilution to other shareholders.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

WSPL will evaluate each proposal separately but would generally vote against proposals that involve an economic cost to the company or restrict the freedom of the management to operate in the best interests of the company and of its shareholders.

RESOLVING POTENTIAL MATERIAL CONFLICTS OF INTEREST. The WSPL Investment Policy Group ("IPG") together with the Chief Compliance Officer are responsible for identifying potential conflicts of interest that may be material to the proxy voting process. Examples of potential conflicts of interest include situations in which WSPL or its personnel:

     - Manage a pension plan for, or provides other services to, a company whose management is soliciting proxies;

     - Has a direct or indirect material business relationship with a proponent of a proxy proposal that may influence how the proxy vote is cast;

     - Has a business or personal relationship with participants in a proxy contest, corporate officers, corporate directors or candidates for directorships.

Once it has identified a potential material conflict of interest, the IPG will resolve the conflict prior to voting the proxy in question. The IPG may resolve the conflict of interest by (a) obtaining informed client consent, (b) applying a pre-determined policy that is designed to serve the client's interests rather than WSPL's, provided that the application of the policy to the proxy in question requires the exercise of little or no discretion on WSPL's part, (c) applying a pre-determined policy based upon the recommendations of an independent third party, (d) implementing the recommendation of a third party engaged by the client or (e) in any other manner reasonably designed to fulfil WSPL's fiduciary duty to the client.

RECORDKEEPING. In connection with its exercise of discretionary voting authority for its clients, WSPL maintains records of (a) these proxy voting policies and procedures, as amended from time to time; (b) proxy statements received regarding securities held by those clients; (c) votes cast on behalf of those clients; (d) client requests for proxy voting information; and (e) documents that were material to the voting decision for a client proxy or that reflected the basis for such decision (including the resolution of any material conflict of interest).

WELLINGTON MANAGEMENT COMPANY, LLP
REVISED 1-18-06

INTRODUCTION Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

     Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

     1 Takes responsibility for voting client proxies only upon a client's written request.

     2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

     3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

     4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

     6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and        Wellington Management has a Global Corporate
Oversight                 Governance Committee, established by action of the
                          firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy
                          Policies and Procedures and its Proxy Voting
                          Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance
                          Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance
                          Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures   Wellington Management has in place certain procedures
                          for implementing its proxy voting policies.

GENERAL PROXY VOTING      Authorization to Vote. Wellington Management will vote
                          only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                          Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                          Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                          - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

                          - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                          - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                          If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                          SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

     In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION    Wellington Management maintains records of proxies
                          voted pursuant to Section 204-2 of the Investment
                          Advisers Act of 1940 (the "Advisers Act"), the
                          Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                          Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

     These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES         COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
-----------------         ----------------------------------------------
                          -    Election of Directors:                              Case-by-Case

                               Wellington Management Company believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

                          -    Classify Board of Directors:                        Against

                               We will also vote in favor of shareholder proposals seeking to declassify boards.

                          -    Adopt Director Tenure/Retirement Age (SP):          Against

                          -    Minimum Stock Ownership by Directors (SP):          Case-by-Case

                          -    Adopt Director & Officer Indemnification:           For

                               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board.
                               Such proposals must incorporate the duty of care.

                          -    Allow Special Interest Representation to Board
                               (SP):                                               Against

                          -    Require Board Independence:                         For

                               Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                          -    Require Key Board Committees to be Independent.     For

                               Key board committees are the Nominating, Audit, and Compensation Committees.

                          -    Require a Separation of Chair and CEO or Require
                               a Lead Director:                                    Case-by-Case

                          -    Approve Directors' Fees:                            For

                          -    Approve Bonuses for Retiring Directors:             Case-by-Case

                          -    Elect Supervisory Board/Corporate Assembly:         For

                          -    Elect/Establish Board Committee:                    For

                          -    Adopt Shareholder Access/Majority Vote on
                               Election of Directors (SP):                         Case-by-Case

MANAGEMENT COMPENSATION

                          -    Adopt/Amend Stock Option Plans:                     Case-by-Case

                          -    Adopt/Amend Employee Stock Purchase Plans:          For

                          -    Approve/Amend Bonus Plans:                          Case-by-Case

                          -    Approve Remuneration Policy:                        Case-by-Case

                          -    Exchange Underwater Options:                        Case-by-Case

                               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                          -    Eliminate or Limit Severance Agreements (Golden
                               Parachutes):                                        Case-by-Case

                               We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                          -    Shareholder Approval of Future Severance
                               Agreements Covering Senior Executives (SP):         For

                          -    Expense Future Stock Options (SP):                  For

                          -    Shareholder Approval of All Stock Option Plans
                               (SP):                                               For

                          -    Require Senior Executives to Own and Hold Company
                               Stock, not Including Options (SP):                  Case-by-Case

                          -    Disclose All Executive Compensation (SP):           For

                          REPORTING OF RESULTS

                          -    Approve Financial Statements:                       For

                          -    Set Dividends and Allocate Profits:                 For

                          -    Limit Non-Audit Services Provided by Auditors
                               (SP):                                               Case-by-Case

                               We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                          -    Ratify Selection of Auditors and Set Their Fees:    Case-by-Case

                               Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                          -    Elect Statutory Auditors:                           Case-by-Case

                          -    Shareholder Approval of Auditors (SP):              For

                          SHAREHOLDER VOTING RIGHTS

                          -    Adopt Cumulative Voting (SP):                       Against

                          -    Vote on or Redeem Poison Pill (SP):                 For

                          -    Authorize Blank Check Preferred Stock:              Against

                          -    Eliminate Right to Call a Special Meeting:          Against

                          -    Increase Supermajority Vote Requirement:            Against

                          -    Adopt Anti-Greenmail Provision:                     For

                          -    Adopt Confidential Voting (SP):                     Case-by-Case

                               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                          -    Approve Unequal Voting Rights:                      Against

                          -    Remove Right to Act by Written Consent:             Against

                          -    Approve Binding Shareholder Proposals:              Case-by-Case

CAPITAL STRUCTURE

                               Increase Authorized Common Stock
                               Case-by-Case

                          -    Approve Merger or Acquisition:                      Case-by-Case

                          -    Approve Technical Amendments to Charter:            Case-by-Case

                          -    Opt Out of State Takeover Statutes:                 For

                          -    Authorize Share Repurchase:                         For

                          -    Authorize Trade in Company Stock:                   For

                          -    Approve Stock Splits:                               Case-by-Case

                               We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                          -    Approve Recapitalization/Restructuring:             Case-by-Case

                          -    Issue Stock with or without Preemptive Rights:      For

                          -    Issue Debt Instruments:                             Case-by-Case

                          SOCIAL ISSUES

                          -    Endorse the Ceres Principles (SP):                  Case-by-Case

                          -    Disclose Political and PAC Gifts (SP):              Case-by-Case

                               Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                          -    Require Adoption of International Labor
                               Organization's Fair Labor Principles (SP):          Case-by-Case

                          -    Report on Sustainability (SP):                      Case-by-Case

MISCELLANEOUS

                          -    Approve Other Business:                             Against

                          -    Approve Reincorporation:                            Case-by-Case

                          -    Approve Third-Party Transactions:                   Case-by-Case

                        POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield Capital's ("WCM") investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth WCM's policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

                                 PROXY COMMITTEE

WCM HAS A PROXY COMMITTEE (THE "COMMITTEE") COMPOSED OF INDIVIDUALS FROM THE INVESTMENT COMMITTEE, OPERATIONS STAFF AND COMPLIANCE DEPARTMENT. THE BOARD OF DIRECTORS WILL APPOINT THE MEMBERS OF THE COMMITTEE AND CONSIDER RECOMMENDATIONS FOR MEMBERS FROM THE COMMITTEE. THE COMMITTEE IS RESPONSIBLE FOR SETTING GENERAL POLICY AS TO PROXIES. SPECIFICALLY, THE COMMITTEE:

     1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

     2    considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Karen A. DiGravio, Chief Financial Officer, Chief Compliance Officer

Caryl D. Marchi, Vice President & Operations Manager

Hamlen Thompson, Senior Security Analyst

Zureen Khairuddin, Proxy Manager

Amy M. Walsh, Office Assistant, Proxy Assistant

                           PROXY VOTING ADMINISTRATION

WCM's Operations Manager and Proxy Manager, under supervision of the Committee, have the following duties:

     1. annually prepare the Proxy Guidelines with the Chief Compliance Officer and distribute them to the Committee for review;

     2.   coordinate the Committee's review of any new or unusual proxy issues;

     3. manage the process of referring issues to portfolio managers and/or analysts for voting instructions;

     4. oversee the work of any third party vendor hired to process proxy votes;

     5. coordinate responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

     6. maintain required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

     7. manage proxy voting and maintenance of appropriate records using ADP ProxyEdge;

     8.   prepare and distribute reports required by WCM clients;

     9. maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

     10. notify clients on how they can obtain voting records and policies and procedures; and

     11.  ensure that all proxies are voted in a timely manner;

     12. utilize a third party research from Investor Responsibility Research Center (IRRC) to assist in the proxy voting process;

     13. reconcile ballots received against our holdings and maintain it in our records;

     14.  request and review the SAS 70 report annually from ADP ProxyEdge

                             Proxy Voting Guidelines

WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. On a daily basis, the Proxy Manager reviews the guidelines and IRRC research. The proxies are then reviewed and approved by the Operations Manager or in her absence, the Chief Compliance Officer. The Proxy Assistant will assist the Proxy Manager in the daily proxy administration and in her absence, act as her backup. A copy of the Guidelines is attached to this memorandum as Exhibit A.

WCM will vote all proxies in accordance with the Guidelines subject to exceptions as follows:

     1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients' best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Committee and the Chief Compliance Officer will approve, prior to implementing the request, and will maintain records of each item.

     2.   For clients with plan assets subject to ERISA, under rules of the U.
          S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. However, when in WCM's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Chief Compliance Officer.

     3. The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Committee. The Proxy Manager will consult with the Analyst and Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

     4. Information on WCM's proxy voting decision may only be distributed to the company. No such information may be divulged to other parties, including solicitors working with the company, unless written notification from the company instructs such release of information.

     5. The Proxy Manager will ensure that all ballots will be voted provided that they are received at least 3 days prior to the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

                             Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the WCM analysts. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting

Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

                              CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. The Investment Committee, Operations Department and the Compliance Department do not report to WCM's Marketing Department.

     2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships provided by the Finance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

     4. WCM's Proxy Voting Guidelines may only be overridden with the written recommendation of the Proxy Committee.

                                  RECORDKEEPING

The Proxy Manager, in conjunction with the Operations Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Chief Compliance Officer and maintained in the WCM Compliance Manual.

     1. a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

     2. a copy of each proxy statement received with respect to securities in client accounts;

     3.   records of each vote cast for each client;

     4.   a reconciliation of Westfield holdings vs. ballots received;

     5. documentation of our internal efforts to obtain and vote ballots not received;

     6. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

     7. written reports to clients on proxy voting and of all client requests for information and WCM's response.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

EXHIBIT A

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING GUIDELINES

                                       FOR

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:

A. MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     -    WCM will WITHHOLD VOTES for the entire board of directors if

          -    The board does not have a majority of independent directors; or

          - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for CASE-BY-CASE review.

     - WCM will vote on a CASE-BY-CASE BASIS in contested elections of directors.

     - WCM will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     - WCM will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

     - WCM will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

     - WCM will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. COMPENSATION PLANS

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation, except as follows:

     -    STOCK INCENTIVE/OPTION PLANS

          - WCM will vote AGAINST if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

          - WCM will vote AGAINST if dilution represented by this proposal is more than 10% outstanding common stock; and

          - Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote FOR WCM will vote AGAINST if the stock incentive/option plans permits issuance of options with an exercise price below the stock's current market price

     -    employee stock purchase plans that have the following features:

          - the shares purchased under the plan are acquired for no less than 85% of their market value; and

          -    the offering period under the plan is 27 months or less; and

          -    dilution is 10% or less.

     -    WCM will vote FOR all deferred compensation plans

     - WCM will vote FOR all bonus plans recommended by the company's management

WCM may vote against executive compensation proposals on a CASE-BY-CASE BASIS where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C. CAPITALIZATION

WCM will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

     - WCM will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     - WCM will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

     -    WCM will vote FOR proposals authorizing share repurchase programs.

D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
TRANSACTIONS

WCM will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     - WCM will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. ANTI-TAKEOVER MEASURES

WCM will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     - WCM will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     -    WCM will vote FOR proposals to adopt fair price provisions.

F. OTHER BUSINESS MATTERS

WCM will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     - WCM will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     - WCM will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

WCM will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S MANAGEMENT on all shareholder proposals, except as follows:

     - WCM will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     - WCM will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

     - WCM will vote FOR shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON U.S. ISSUERS

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

     - WCM will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

     - WCM will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     - WCM will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     - WCM will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          - Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          - Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

          - Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

EXHIBIT B

Proxy Vote Referral Request:

Company __________________________      Analyst: _______________________________

Vote Due _________________________

                       PROXY VOTING REFERRAL REQUEST FORM

From: Proxy Manager

Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM's Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

Meeting Date: _______________________

Company Name: _______________________

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. Rationale:

Exhibit C

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1.   Company name: _____________________________________________________________

2.   Date of Meeting: __________________________________________________________

3.   Referral Item(s): _________________________________________________________

4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest: ______________________________________

5.   Describe procedures used to address any conflict of interest:

     WHERE A PROXY PROPOSAL RAISES A MATERIAL CONFLICT BETWEEN WCM'S INTERESTS AND A CLIENT'S INTEREST, WCM WILL:

          1. Vote in Accordance with the Guidelines. To the extent that WCM has little or no discretion to deviate from the Guidelines with respect to the proposal in question, WCM shall vote in accordance with such pre-determined voting policy.

          2. Obtain Consent of Clients. To the extent that WCM has discretion to deviate from the Guidelines with respect to the proposal in question, WCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, WCM will abstain from voting the securities held by that client's account.

          3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct WCM to forward all proxy matters in which WCM has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, WCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, WCM will abstain from voting the securities held by that client's account.

     WCM WILL REVIEW THE PROXY PROPOSAL FOR CONFLICTS OF INTEREST AS PART OF THE OVERALL VOTE REVIEW PROCESS. ALL MATERIAL CONFLICTS OF INTEREST SO IDENTIFIED BY WCM WILL BE ADDRESSED AS DESCRIBED ABOVE IN THIS SECTION

6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


------------------------------------
Name: Zureen Khairuddin
Title: Proxy Manager

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(b)       Exhibits

(a) Agreement and Declaration of Trust of The Vantagepoint Funds (the "Registrant" or the "Trust") incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(b) By-Laws of Registrant incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(c)       Not applicable.

(d)(1) Master Investment Advisory Agreement between Registrant and Vantagepoint Investment Advisors, LLC ("VIA") incorporated herein by reference to Exhibit (d)(i) of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(d)(2) Second Master Investment Advisory Agreement between VIA and the Registrant on behalf of the Milestone Funds, is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(3) Amendment to Master Investment Advisory Agreement dated July 1, 2005 is filed herewith

(d)(4)    Fee Waiver Agreement re: Milestone Funds is filed herewith

(d)(5)    Subadvisory Agreement - Capital Guardian Trust Company re:
          International Fund incorporated herein by reference to exhibit (d)(5) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(6) Amendment No. 2 to Subadvisory Agreement - Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(7) Subadvisory Agreement - Capital Guardian Trust Company dated February 28, 2006 is filed herewith

(d)(8) Subadvisory Agreement - Fidelity Management Trust Company re: Growth Fund incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(9) Amendment No. 2 to Subadvisory Agreement - Fidelity Management Trust Company re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(10) Subadvisory Agreement -Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to exhibit (d)(11) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(11) Amendment No. 2 to Subadvisory Agreement - Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(12) Amendment No. 3 to Subadvisory Agreement -Tukman Capital Management, Inc. re: Growth Fund is filed herewith

(d)(13) Subadvisory Agreement - Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(14) Amendment No. 2 to Subadvisory Agreement - Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(15) Subadvisory Agreement - Capital Guardian Trust Company re: Growth & Income Fund incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(16) Amendment No. 2 to Subadvisory Agreement - Capital Guardian Trust Company re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(17) Subadvisory Agreement - Capital Guardian Trust Company re: Growth & Income Fund dated February 28, 2006 is filed herewith

(d)(18)   Subadvisory Agreement - Barrow, Hanley, Mewhinney & Strauss, Inc. re:
          Equity Income Fund incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(19) Amendment No. 2 to Subadvisory Agreement - Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(20)   Subadvisory Agreement - Barrow, Hanley, Mewhinney &Strauss, Inc. re:
          Equity Income Fund dated February 28, 2006 is filed herewith

(d)(21) Subadvisory Agreement - T. Rowe Price Associates re: the Equity Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(22) Amendment No. 2 to Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(23) Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Equity Income Fund dated February 28, 2006 is filed herewith

(d)(24) Subadvisory Agreement - Mellon Capital Management re: the Asset Allocation Fund incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(25) Amendment No. 2 to Subadvisory Agreement - Mellon Capital Management Corporation re: the Asset Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(26) Subadvisory Agreement -Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(27)   Amendment No. 2 to Subadvisory Agreement - Payden & Rygel re:
          Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(28) Subadvisory Agreement - Payden & Rygel Subadvisory Agreement - Payden & Rygel dated February 28, 2006 is filed herewith.

(d)(29) Subadvisory Agreement - Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(30) Amendment No. 2 to Subadvisory Agreement - Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(31) Amendment to Subadvisory Agreement - Southeastern Asset Management, Inc. dated December 23, 2005 is filed herewith

(d)(32) Subadvisory Agreement - Peregrine Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(33) Amendment to Subadvisory Agreement - Peregrine Capital Management, Inc. re: the Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(34)   Subadvisory Agreement - Southeastern Asset Management, Inc. re:
          Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(35) Amendment No. 2 to Subadvisory Agreement - Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(36) Amendment to Subadvisory Agreement - Southeastern Asset Management, Inc. dated February 1, 2006 is filed herewith

(d)(37)   Subadvisory Agreement - Wellington Management Company, LLP Re:
          Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(38) Amendment to Subadvisory Agreement - Wellington Management Company, LLP re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(39)   Subadvisory Agreement - Artisan Partners Limited Partnership re:
          International Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(40) Amendment No. 2 to Subadvisory Agreement - Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(41) Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(42) Amendment to the Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(43) Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund dated February 28, 2006 is filed herewith.

(d)(44)   Subadvisory Agreement - Mellon Capital Management Corporation. re:
          Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No.10 filed on March 2, 2004

(d)(45) Amendment to the Subadvisory Agreement - Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(46)   Subadvisory Agreement - Mellon Capital Management Corporation. re:
          Broad Market Index Fund is incorporated herein by reference to exhibit
          (d)(37) of Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(47) Amendment to the Subadvisory Agreement - Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(48)   Subadvisory Agreement - Mellon Capital Management Corporation. re:
          Overseas Equity Index is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(49) Amendment to the Subadvisory Agreement - Mellon Capital Management Corporation re: Overseas Equity Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(50)   Subadvisory Agreement - Mellon Capital Management Corporation. re:
          Core Bond Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(51) Amendment to the Subadvisory Agreement - Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(52) Subadvisory Agreement - Mellon Capital Management Corporation re: S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(53)   Amendment to the Subadvisory Agreement - Mellon Capital Management re:
          Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(54) Subadvisory Agreement - Mellon Capital Management Corporation re: US Government Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(55) Amendment to the Subadvisory Agreement - Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(56) Subadvisory Agreement - STW Fixed Income Management Ltd. re: the Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(57) Subadvisory Agreement - Wellington Management Company, LLP re: Growth & Income Fund incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(58) Amendment No. 2 to the Subadvisory Agreement - Wellington Management Company, LLP re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendement No. 14 filed on February 22, 2005.

(d)(59) Subadvisory Agreement - Wellington Management Company, LLP re: Growth & Income Fund dated February 9, 2006 is filed herewith

(d)(60) Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(61) Amendment No. 2 to the Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(62) Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Growth & Income Fund dated February 28, 2006 is filed herewith.

(d)(63) Form of Amendment to Subadvisory Agreements is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(64) Subadvisory Agreement - Legg Mason Capital Management, Inc. re: Growth Fund dated May 23, 2005 is filed herewith.

(d)(65) Subadvisory Agreement - Goldman Sachs Asset Management L.P. re: Growth Fund dated May 23, 2005 is filed herewith.

(d)(66) Subadvisory Agreement - Westfield Capital Management, LLC re: Growth Fund dated May 23, 2005 is filed herewith.

(d)(67)   Subadvisory Agreement - Walter Scott & Partners, Limited re:
          International Fund dated January 3, 2006 is filed herewith.

(d)(68) Subadvisory Agreement - GlobeFlex Capital, L.P. re: International Fund dated January 3, 2006 is filed herewith.

(d)(69)   Subadvisory Agreement - Legg Mason Capital Management, Inc. re:
          Aggressive Opportunities Fund dated January 25, 2006 is filed herewith.

(d)(70) Subadvisory Agreement - TimesSquare Capital Management, LLC dated January 25, 2006 is filed herewith.

(d)(71) Amendment to Subadvisory Agreement -Peregrine Capital Management, Inc. is filed herewith.

(e) Distribution Agreement between the Registrant and ICMA-RC Services LLC incorporated herein by reference to Pre-Effective Amendment No. 3, filed on April 26, 1999.

(f)       Not applicable.

(g)(1) Custody Agreement between Registrant and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(g)(2) Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(h)(1) Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(h)(2) Amendment to the Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(h)(3) Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(h)(4) Amendment to the Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.


(i)       Legal Opinion of Mayer, Brown, Rowe & Maw, LLP is filed herewith.


(j)       Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)       Not applicable.

(l) Purchase Agreement incorporated herein by reference to Pre-Effective Amendment No. 3, filed on April 26, 1999.

(m)       Not applicable.

(n)       Not applicable.

(o)(1) Rule 18f-3 Plan amended August 30, 2004, incorporated by reference to Post-Effective Amendment No.12 filed September 23, 2004.

(p)(1) The Vantagepoint Funds' Policy on Personal Investment Activity and Prevention of the Misuse of Inside Information is incorporated herein by reference to Post-Effective No.14 filed on February 22, 2005.

(p)(2) Code of Ethics for Brown Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(3) Code of Ethics for Payden & Rygel Investment Counsel is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(4) Code of Ethics for Tukman Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(5) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc is incorporated herein by reference to Post-Effective No.16 filed on April 29, 2005.


(p)(6)    Code of Ethics for Capital Guardian Trust Company is filed herewith.


(p)(7) Code of Ethics for Fidelity Management Trust Company is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(8) Code of Ethics for Mellon Capital Management Corporation is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(9) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(10) Code of Ethics for Wellington Management Company, LLP is filed herewith.

(p)(11) Code of Ethics for Southeastern Asset Management, Inc. is filed herewith.


(p)(12) Code of Ethics for Peregrine Capital Management Corporation is filed herewith.

(p)(13) Code of Ethics for Artisan Partners Limited Partnership is filed herewith.

(p)(14) Code of Ethics for STW Fixed Income Management Ltd. is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.


(p)(15)   Code of Ethics for GlobeFlex Capital, L.P. filed herewith.



(p)(16) Code of Ethics for Legg Mason Capital Management, Inc. is filed herewith.



(p)(17) Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith.



(p)(18)   Code of Ethics for Walter Scott & Partners Limited is filed herewith.



(p)(19) Code of Ethics for Westfield Capital Management Company, LLC is filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

VIA, the investment adviser for the Funds, is wholly owned by the ICMA Retirement Corporation, which is itself a registered investment adviser. The ICMA Retirement Corporation also provides plan administration services to public sector Section 401 qualified retirement plans and public sector Section 457 deferred compensation plans.

ITEM 27. PRINCIPAL UNDERWRITER

ICMA-RC Services LLC ("RC Services") serves as distributor and principal underwriter. RC Services does not serve as distributor to any other investment company.

Names and Principal   Positions and Offices   Positions and Offices
  Business Address       with Underwriter           with Fund
-------------------   ---------------------   ---------------------
Joan McCallen         President               President
Gerard P. Maus        Treasurer & Chief       Treasurer & Chief
                         Financial Officer       Financial Officer
Paul Gallagher        Secretary               Secretary

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documentation required by Section 31(a) of the Investment Company Act of 1940 and the Rules under that Section will be maintained in the physical possession of Registrant, the Registrant's investment adviser, VIA, and the Registrant's transfer agent, VTA, which has a place of business at 777 North Capital Street, NE, Ste. 600, Washington, DC 20002, and the Registrant's custodian, IBT, which has a place of business at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES

Reference is made to the discussion in this Statement of Additional Information regarding the ICMA Retirement Corporation, ICMA-RC Services, LLC, and Vantagepoint Transfer Agents, LCC, under the heading "Investment Advisory and Other Services."

ITEM 30. UNDERTAKINGS

          None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 17 to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, the District of Columbia on the 27th day of April, 2006.


                                        THE VANTAGEPOINT FUNDS

                                        /s/ Joan McCallen
                                        ----------------------------------------
                                        Joan McCallen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.



         Signatures                 Title              Date
         ----------                 -----              ----


/s/ Joan McCallen             President           April 27, 2006
---------------------------
Joan McCallen


/s/ Gerard P. Maus            Treasurer & Chief   April 27, 2006
---------------------------   Financial Officer
Gerard P. Maus


             *                Director            April 27, 2006
---------------------------
Peter Meenan


             *                Director            April 27, 2006
---------------------------
N. Anthony  Calhoun


             *                Director            April 27, 2006
---------------------------
Donna Gilding


             *                Director            April 27, 2006
---------------------------
Arthur Lynch


             *                Director            April 27, 2006
---------------------------
Timothy M. O'Brien


             *                Director            April 27, 2006
---------------------------
Alison Rudolf


             *                Director            April 27, 2006
---------------------------
Robin L Wiessmann


*By /s/ Paul F. Gallagher
    ---------------------------------
    Paul F. Gallagher
    Attorney-in-Fact

                                  EXHIBIT INDEX

                               FILE NO. 333-60789





EXHIBIT #   EXHIBIT
---------   -------
(d)(3)      Amendment to Master Investment Advisory Agreement dated July 1, 2005
(d)(4)      Fee Waiver Agreement re: Milestone Funds
(d)(7)      Subadvisory Agreement - Capital Guardian Trust Company dated
            February 28, 2006
(d)(12)     Amendment No. 3 to Subadvisory Agreement -Tukman Capital Management,
            Inc. re: Growth Fund
(d)(17)     Subadvisory Agreement - Capital Guardian Trust Company re: Growth &
            Income Fund dated February 28, 2006
(d)(20)     Subadvisory Agreement - Barrow, Hanley, Mewhinney &Strauss, Inc. re:
            Equity Income Fund dated February 28, 2006
(d)(23)     Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Equity
            Income Fund dated February 28, 2006
(d)(28)     Subadvisory Agreement - Payden & Rygel dated February 28, 2006
(d)(31)     Amendment to Subadvisory Agreement - Southeastern Asset Management,
            Inc. dated December 23, 2005
(d)(36)     Amendment to Subadvisory Agreement - Southeastern Asset Management,
            Inc. dated February 1, 2006
(d)(43)     Subadvisory Agreement - T. Rowe Price Associates, Inc. re:
            Aggressive Opportunities Fund dated February 28, 2006
(d)(59)     Subadvisory Agreement - Wellington Management Company, LLP re:
            Growth & Income Fund dated February 9, 2006
(d)(62)     Subadvisory Agreement - T. Rowe Price Associates, Inc. re: Growth &
            Income Fund dated February 28, 2006
(d)(64)     Subadvisory Agreement - Legg Mason Capital Management, Inc. re:
            Growth Fund dated May 23, 2005.
(d)(65)     Subadvisory Agreement - Goldman Sachs Asset Management L.P. re:
            Growth Fund dated May 23, 2005.
(d)(66)     Subadvisory Agreement - Westfield Capital Management, LLC re: Growth
            Fund dated May 23, 2005.
(d)(67)     Subadvisory Agreement - Walter Scott & Partners, Limited re:
            International Fund dated January 3, 2006.
(d)(68)     Subadvisory Agreement - GlobeFlex Capital, L.P. re: International
            Fund dated January 3, 2006.
(d)(69)     Subadvisory Agreement - Legg Mason Capital Management, Inc. re:
            Aggressive Opportunities Fund dated January 25, 2006.
(d)(70)     Subadvisory Agreement - TimesSquare Capital Management, LLC dated
            January 25, 2006
(d)(71)     Amendment to Subadvisory Agreement -Peregrine Capital Management,
            Inc.
(i)         Legal Opinion of Mayer, Brown, Rowe & Maw, LLP.
(j)         Consent of PricewaterhouseCoopers LLP.
(p)(6)      Code of Ethics for Capital Guardian Trust Company
(p)(10)     Code of Ethics for Wellington Management Company, LLP
(p)(11)     Code of Ethics for Southeastern Asset Management, Inc.
(p)(12)     Code of Ethics for Peregrine Capital Management Corporation.
(p)(13)     Code of Ethics for Artisan Partners Limited Partnership
(p)(15)     Codes of Ethics for GlobeFlex Capital Management
(p)(16)     Code of Ethics for Legg Mason Capital Management, Inc.
(p)(17)     Code of Ethics for Goldman Sachs Asset Management, L.P.
(p)(18)     Code of Ethics for Walter Scott & Partners Limited
(p)(19)     Code of Ethics for Westfield Capital Management Company, LLC